--------------------------------------------------------------------------------
                                           OMB APPROVAL
                                           OMB Number: 3235-0570
                                           Expires: November 30, 2005
                                           Estimated average burden
                                           hours per response. . . . . . . 5.0
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-07583

                            HSBC ADVISOR FUNDS TRUST
               (Exact name of registrant as specified in charter)

                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                    (Address of principal executive offices)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

         Registrant's telephone number, including area code: 1-800-782-8183

                    Date of fiscal year end: October 31, 2003

                   Date of reporting period: October 31, 2003

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 'SS' 3507.

Item 1. Reports to Stockholders.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

[GRAPHIC]

HSBC Investor
Family of Funds

October 31, 2003


HSBC Investor Limited Maturity Fund

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund

HSBC Investor New York
Tax-Free Bond Fund

HSBC Investor Balanced Fund

HSBC Investor Equity Fund

HSBC Investor Growth and Income Fund

HSBC Investor Mid-Cap Fund

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund


HSBC [LOGO]

PORTFOLIO REVIEWS

HSBC INVESTOR FAMILY OF FUNDS
ANNUAL REPORT - OCTOBER 31, 2003

Glossary of Terms
President's Message                                                            1
Commentary From the Investment Manager                                         2
Portfolio Reviews                                                              4
Schedules of Portfolio Investments
        HSBC Investor New York Tax-Free Bond Fund                             22
        HSBC Investor Balanced Fund                                           24
        HSBC Investor Equity Fund                                             26
        HSBC Investor Growth and Income Fund                                  28
        HSBC Investor Mid-Cap Fund                                            29
Statements of Assets and Liabilities                                          31
Statements of Operations                                                      33
Statements of Changes in Net Assets                                           35
Financial Highlights                                                          47
Notes to Financial Statements                                                 59
Independent Auditors' Report                                                  68

HSBC INVESTOR PORTFOLIOS
Schedules of Portfolio Investments
        HSBC Investor Limited Maturity Portfolio                              69
        HSBC Investor Fixed Income Portfolio                                  71
        HSBC Investor International Equity Portfolio                          74
        HSBC Investor Small Cap Equity Portfolio                              79
Statements of Assets and Liabilities                                          81
Statements of Operations                                                      82
Statements of Changes in Net Assets                                           83
Financial Highlights                                                          85
Notes to Financial Statements                                                 86
Independent Auditors' Report                                                  90
Board of Trustees                                                             91
Privacy Policy                                                                92

GLOSSARY OF TERMS

Beta is a coefficient measuring a stock's relative volatility. The beta is the covariance of a stock in relation to the rest of the stock market. The S&P 500 Index has a beta coefficient of 1. Therefore, any stock with a higher beta is more volatile than the market, and any with a lower beta can be expected to rise and fall more slowly than the market.

CITIGROUP BROAD INVESTMENT-GRADE BOND FUND INDEX is an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index.

GROSS DOMESTIC PRODUCT (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX is an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years.

LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

LIPPER BALANCED FUNDS AVERAGE is comprised of managed funds that primarily conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

LIPPER GENERAL BOND FUNDS AVERAGE is comprised of managed funds that do not have quality or maturity restrictions and keep the bulk of assets in corporate and government debt issues.

LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS AVERAGE is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

LIPPER INTERNATIONAL FUNDS AVERAGE is comprised of managed funds that invest their assets in securities whose primary trading markets are outside of the United States.

LIPPER LARGE-CAP CORE FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

LIPPER MID-CAP GROWTH FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

LIPPER N.Y. MUNICIPAL BOND FUNDS AVERAGE is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

MORGAN STANLEY EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

NASDAQ COMPOSITE INDEX is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depositary Receipts.

THE RUSSELL UNIVERSE - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

RUSSELL MIDCAP GROWTH INDEX is an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell universe.

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX is an unmanaged index that generally representative of the performance of small-capitalization stocks.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index that measures the performance of the stock market as a whole.

STANDARD & POOR'S MID CAP 400 INDEX is an unmanaged index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities. HSBC Investor Family of Funds

HSBC INVESTOR FAMILY OF FUNDS

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

We are pleased to present you with the annual reports for the HSBC Investor Family of Funds for the year ended October 31, 2003. The report contains the following features:

*    Commentary From the Investment Manager

* Portfolio Reviews-investment strategy, performance overview and outlook for the coming months

* Schedules of Portfolio Investments-listing of the security holdings in each Fund

* Statements of Assets and Liabilities-summary of the assets and liabilities of each Fund

* Statements of Operations-summary of operations and its effect on the assets of each Fund

* Statements of Changes in Net Assets-summary of changes in net assets during the period

* Schedules of Capital Stock Activity-summary of capital and share transactions during the period

* Financial Highlights-per share summary of activity affecting net asset value per share

*    Notes to Financial Statements

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

Sincerely,


Walter B. Grimm
Walter B. Grimm
President
December 2003


                                                 HSBC INVESTOR FAMILY OF FUNDS 1

COMMENTARY FROM THE INVESTMENT MANAGER

HSBC ASSET MANAGEMENT (AMERICAS) INC.

U.S. ECONOMIC REVIEW

The United States economy struggled during much of the 12-month period ended October 31, 2003, but staged a strong rebound near the end of the period. The Federal Reserve Board (the "Fed") lowered short-term interest rates by 0.5 percentage points in November 2002 in an attempt to stimulate the economy.

The economy continued to be hampered by weak corporate spending, however. The build-up to war with Iraq weighed on business investment, as the uncertainty of the political environment caused business leaders to delay spending initiatives. Corporations cut costs by laying off workers, causing the unemployment rate to reach a nine-year high of 6.4% during the second calendar quarter.

Many economists in June became concerned about the potential for deflation, leading the Fed to cut interest rates again, by 0.25 percentage points. Corporations increased spending late in the year, helping fuel 7.2% annualized Gross Domestic Product (the "GDP")(1) growth during the three months through September.

Strong consumer spending buttressed the economy during the early part of the period. Rising unemployment was offset by gains in worker productivity, which supported wage growth. Consumers also took advantage of the lowest long-term interest rates in 45 years to refinance mortgages, which freed up cash and supported purchases of large items such as automobiles. Consumer spending dipped during the final months of the period, after interest rates rose and the rate of refinancing slowed.

Corporate profits improved markedly. Corporations cleaned up their balance sheets and lowered interest costs by refinancing the high debt burdens they had taken on during the economic expansion. Lower interest expenses combined with other cost reductions helped to improve cash flow and earnings for many firms. The dollar weakened versus other currencies during the period, boosting U.S. exports and improving conditions for manufacturing firms. The three months ended in September marked the sixth consecutive quarter of improving corporate profits.

GLOBAL ECONOMIC REVIEW

European economies struggled during the period. Many European economies suffered from weak U.S. imports, as the euro's strength against the dollar made European products relatively expensive. The German economy was especially weak, as high taxes and labor costs restrained growth. Economic-forecasting data such as Germany's business confidence index improved during the quarter, however. The U.K.'s economy stayed somewhat stronger than continental Europe's, thanks to strength in housing and consumer spending.

Severe acute respiratory syndrome (SARS) hurt Asian economies early in the year. Fears about the highly-contagious disease drastically reduced travel and business activity throughout many parts of the region, particularly China and Hong Kong. Meanwhile, Japan's economy continued to suffer from massive levels of bad debt. Japanese business spending picked up late in the period, helping fuel an economic rebound in that country.

Emerging economies were mixed. Export-oriented economies such as Taiwan's suffered from the weak dollar and low U.S. business spending. But countries with strong domestic markets, such as South Korea, remained somewhat insulated from the global economy's weakness. Latin American economies improved somewhat. Brazil's president adopted moderate economic positions that helped stabilize the country's currency, while Argentina's economy gradually improved from its collapse of 2001 and 2002.

Market Environment

The U.S. stock market rallied to begin the period, as investors hoped that the Fed's interest-rate cut and improved corporate profits marked the beginning of an economic recovery. Weak economic data and tensions with Iraq caused stocks to decline in December, however. Technology stocks led the market, due to signs that demand was recovering in that sector. Meanwhile, investors favored the relative stability of large-cap stocks.

--------------------------------------------------------------------------------
(1) FOR ADDITIONAL INFORMATION, PLEASE SEE THE GLOSSARY OF TERMS.

2 HSBC INVESTOR FAMILY OF FUNDS

HSBC ASSET MANAGEMENT (AMERICAS) INC.


That pattern repeated itself during the first quarter of 2003: Stocks rallied on hopes of an economic recovery, then retreated due to signs of economic weakness and saber-rattling between the U.S. and Iraq. Large caps and technology stocks again led the market.

The stock market surged after the U.S. invasion of Iraq, in part because the invasion did not create any of the worst-case scenarios experts had feared, such as the destruction of Iraq's oil fields or the use of chemical or biological weapons. Investors anticipated a quick resolution to the war would lead to an economic recovery, and they bid up prices of stocks most likely to benefit from a recovery. Such shares included small caps, which often lead the market heading into an economic rebound. Some lower-quality firms with weak balance sheets and little or no earnings also benefited from the economic outlook, as did stocks in highly-cyclical sectors such as technology. Conversely, sectors not closely tied to the economy, such as consumer staples, fared relatively poorly.

Those trends continued through August. Shares of lower-quality firms surged, small caps outperformed larger shares, and technology stocks led the market. Stocks declined in September, as investors took profits following the rally, but share prices gained again in October amid signs of accelerating economic growth.

European markets generally trailed the S&P 500 on a local-currency basis during the period. However, weakness in the U.S. dollar caused European markets to perform in-line or better on a dollar basis.

Asian markets suffered in the spring from Japan's economic weakness and the effects of the SARS epidemic. However, Japan, Hong Kong and China showed signs of economic strength late in the period, helping boost stocks in that region.

Treasury securities performed well through the spring, as Fed action, the run-up to war and fears about deflation helped push yields lower. Signs of economic strength in July led to a dramatic rise in yields on long-term Treasury bonds, as the likelihood increased that an economic recovery would lead to an up-tick in inflation. The yield on the 10-year Treasury bond gained 0.9 percentage points in July, and then declined during ensuing months. Short-term Treasuries were more stable, anchored by the Fed's decision to maintain low short-term interest rates.

Corporate bonds led the fixed-income markets. Investors faced with the lowest interest rates in a generation favored the high yields available on lower-quality issues. Lower-quality bonds also got a boost from the resurgent economy, which made investors more confident that weaker firms would be able to pay their debts. Those trends caused an inverse relationship between credit quality and performance. Emerging-markets bonds also benefited from investors' pursuit of higher yields.

                                                 HSBC INVESTOR FAMILY OF FUNDS 3

PORTFOLIO REVIEWS

HSBC INVESTOR LIMITED MATURITY FUND
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by John B. Cuccia
Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Limited Maturity Fund (the "Fund") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio").

The Fund returned 3.97%, (without sales charge) for the Class A (Investor) Shares and 4.12%, for the Class Y Shares during the year ended October 31, 2003. That compared to a return of 4.27% and 5.61% for the Fund's benchmark the Lehman Brothers Intermediate Aggregate Bond Index.(1)

The U.S. markets were taken by surprise back on November 6 when the Fed decided to lower their target interest rate by a larger than expected 50 basis points to a rate of 1.25% at their scheduled FOMC meeting. They also decided to change their bias to neutral, indicating no further anticipated moves in the near term. The U.S. bond market initially responded with higher yields as the U.S. equity market rallied. However, as 2002 drew to a close the Fixed Income market finished on a high note as yields declined.

With the start of the New Year, the U.S. economy proved weaker than previously anticipated as initial estimates for fourth quarter GDP1 grew at only a 0.7% annual pace. The U.S. dollar declined against a broad index of currencies. Bond yields moved higher as many investors abroad reduced their investments in dollar denominated assets. As the year progressed, the economy did show some signs of strength, mainly in the housing sector and in retail sales. Fourth quarter GDP was later revised upward to a reading of 1.4%, but many investors began to question whether the consumer would continue to spend in an economy with a deteriorating labor market, weakening consumer confidence and contracting manufacturing.

Toward the end of the first quarter, heightened geo-political risk became the main driver as the countdown to and inception of the war in Iraq diminished economic expectations. For most of the second quarter, financial markets remained volatile, economic data remained weak as the war, and severe winter weather hindered the consumer. Many investors felt the military campaign in Iraq would last two to four months, but then by the second week of April, Baghdad fell. Nonetheless, with a swift conclusion to the war, not all was well. The economy did not get the instant magical post war bounce for which investors were hoping. Many investors believed in order to stimulate the economy further, the Federal Reserve would implement non-conventional monetary policy methods aimed at the longer end of the yield curve. U.S. Treasury 10-year and 30-year yields declined to the lowest level during the review period to end the month of May yielding 3.37% and 4.38%, roughly 50 basis points lower from were they began the year.

During the second half of the review period, the economy improved and bond yields moved higher. The manufacturing sector signaled expansion, while jobs were being created instead of lost. The Fed lowered their target interest rate again, to a 45-year low of 1%. In addition, Fed Chairman Alan Greenspan kept reiterating that monetary policy would remain accommodative for a considerable period. By the end of the review period, third-quarter GDP was released and exceeded all analysts' expectation, showing growth at a 7.2% annual rate, the fastest since the first quarter of 1984. The economy was firing on all cylinders from the demand side as strength was seen across the board.

At their most recent FOMC meeting, the Fed left their target rate unchanged at 1% and maintained their split balance of risk assessment, remained neutral on economic growth but saw the risks on the price level as still leaning toward disinflation. They also reiterated that policy would remain accommodative for a "considerable period". We feel the Federal Reserve moves to dismantle their current policy outlook slowly, remaining on hold over the next three months and increasing only gradually, by approximately 50 basis points in 2004. We remain constructive on the corporate sector, as fundamental and technical factors are positive and should remain entrenched. As such, the Fund's interest rate profile and credit exposure will be positioned accordingly.

During the past year, the Fund made use of duration, sector, and credit calls to add additional yield to the Fund. We made use of various sectors (U.S. Treasury, U.S. agency, mortgages, and corporate bonds) to find favorable relative spread values and used U.S. Treasury securities to adjust our duration positions. On the credit side, we bought and sold "A" and "BBB" rated corporate bonds during the year, which generated additional yield to the Fund. As the review period ended, we held a slight overweight in duration as well as in corporate bonds & U.S. agency securities.*

--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

4 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR LIMITED MATURITY FUND - AS OF OCTOBER 31, 2003


VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                  HSBC Investor Limited                 Lehman Brothers
                  Maturity Fund Class A                 Intermediate Aggregate
                  (Investor)2                           Bond Index

2/7/2001                                            9526       10000
                                                    9645       10079
                                                    9691       10147
                                                    9670       10138
                                                    9706       10199
                                                    9732       10230
                                                    9924       10430
                                                   10007       10532
                                                   10199       10689
                                                   10362       10854
                                                   10233       10747
12/31/2001                                         10160       10695
                                                   10208       10771
                                                   10292       10874
                                                   10081       10730
                                                   10219       10922
                                                   10319       11018
                                                   10355       11115
                                                   10481       11248
                                                   10608       11383
                                                   10775       11536
                                                   10708       11529
                                                   10681       11515
12/31/2002                                         10900       11712
                                                   10884       11724
                                                   11030       11854
                                                   11001       11861
                                                   11077       11934
                                                   11257       12082
                                                   11258       12085
                                                   10949       11794
                                                   10989       11844
                                                   11230       12106
10/31/2003                                         11133       12021




VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                                                        Lehman Brothers
                     HSBC Investor Limited              Intermediate Aggregate
                     Maturity Fund Class Y              Bond Index
           1/23/2001                           10000                           10000
                                               10077                           10100
                                               10175                           10079
                                               10237                           10147
                                               10217                           10138
                                               10248                           10199
                                               10278                           10230
                                               10494                           10430
                                               10597                           10532
                                               10813                           10689
                                               10978                           10854
                                               10843                           10747
          12/31/2001                           10768                           10695
                                               10821                           10771
                                               10913                           10874
                                               10702                           10730
                                               10840                           10922
                                               10958                           11018
                                               10988                           11115
                                               11135                           11248
                                               11261                           11383
                                               11452                           11536
                                               11383                           11529
                                               11356                           11515
          12/31/2002                           11581                           11712
                                               11566                           11724
                                               11734                           11854
                                               11706                           11861
                                               11778                           11934
                                               11972                           12082
                                               11975                           12085
                                               11649                           11794
                                               11695                           11844
                                               11954                           12106
          10/31/2003                           11852                           12021



The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN

                                                          INCEPTION     1          SINCE
AS OF OCTOBER 31, 2003                                      DATE       YEAR      INCEPTION
------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class A (Investor)(2)   2/7/01     -0.97%      4.01%
HSBC Investor Limited Maturity Fund Class B(3)              2/15/01    -0.81%      4.42%
HSBC Investor Limited Maturity Fund Class C(4)              2/13/01     2.29%      5.05%
HSBC Investor Limited Maturity Fund Class Y                 1/23/01     4.12%      6.33%

(2) Reflects the maximum sales charge of 4.75%
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Fund is measured against the Lehman Brothers Intermediate
Aggregate Bond Index, an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.
The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment
Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                 HSBC INVESTOR FAMILY OF FUNDS 5

PORTFOLIO REVIEWS

HSBC INVESTOR FIXED INCOME FUND
HSBC INVESTOR BOND FUND (CLASS A (INVESTOR) SHARES, B SHARES AND C SHARES) by Edward Merkle
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

The HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as a "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the "Portfolio").

For the year ended October 31, 2003, the shares of the HSBC Investor Fixed Income Fund produced a 5.71% return, and the Class A (Investor) Shares of the HSBC Investor Bond Fund returned 5.17% (without sales charge). That compared to a 4.99% and 6.92% return for the Funds' benchmark, the Citigroup Broad Investment-Grade Bond Fund Index and the Funds' peer group, the Lipper General Bond Funds Average1, respectively.

The U.S. markets were taken by surprise back on November 6 when the Fed decided to lower their target interest rate by a larger than expected 50 basis points to a rate of 1.25% at their scheduled FOMC meeting. They also decided to change their bias to neutral, indicating no further anticipated moves in the near term. The U.S. bond market initially responded with higher yields as the U.S. equity market rallied. However, as 2002 drew to a close the Fixed Income market finished on a high note as yields declined.

With the start of the New Year, the U.S. economy proved weaker than previously anticipated as initial estimates for fourth quarter GDP1 grew at only a 0.7% annual pace. The U.S. dollar declined against a broad index of currencies. Bond yields moved higher as many investors abroad reduced their investments in dollar denominated assets. As the year progressed, the economy did show some signs of strength, mainly in the housing sector and in retail sales. Fourth quarter GDP was later revised upward to a reading of 1.4%, but many investors began to question whether the consumer would continue to spend in an economy with a deteriorating labor market, weakening consumer confidence and contracting manufacturing.

Toward the end of the first quarter, heightened geo-political risk became the main driver as the countdown to and inception of the war in Iraq diminished economic expectations. For most of the second quarter, financial markets remained volatile, economic data remained weak as the war, and severe winter weather hindered the consumer. Many investors felt the military campaign in Iraq would last two to four months, but then by the second week of April, Baghdad fell. Nonetheless, with a swift conclusion to the war, not all was well. The economy did not get the instant magical post war bounce for which investors were hoping. Many investors believed in order to stimulate the economy further, the Federal Reserve would implement non-conventional monetary policy methods aimed at the longer end of the yield curve. U.S. Treasury 10-year and 30-year yields declined to the lowest level during the review period to end the month of May yielding 3.37% and 4.38%, roughly 50 basis points lower from were they began the year.

During the second half of the review period, the economy improved and bond yields moved higher. The manufacturing sector signaled expansion, while jobs were being created instead of lost. The Fed lowered their target interest rate again, to a 45-year low of 1%. In addition, Fed Chairman Alan Greenspan kept reiterating that monetary policy would remain accommodative for a considerable period. By the end of the review period, third-quarter GDP was released and exceeded all analysts' expectation, showing growth at a 7.2% annual rate, the fastest since the first quarter of 1984. The economy was firing on all cylinders from the demand side as strength was seen across the board.

At their most recent FOMC meeting, the Fed left their target rate unchanged at 1% and maintained their split balance of risk assessment, remained neutral on economic growth but saw the risks on the price level as still leaning toward disinflation. They also reiterated that policy would remain accommodative for a "considerable period". We feel the Federal Reserve moves to dismantle their current policy outlook slowly, remaining on hold over the next three months and increasing only gradually, by 50 basis points in 2004. We remain constructive on the corporate sector, as fundamental and technical factors are positive and should remain entrenched. As such, the Fund's interest rate profile and credit exposure will be positioned accordingly.

During the past year, the Fund made use of duration, sector, and credit calls to add additional yield to the Fund. We made use of various sectors (U.S. Treasury, U.S. agency, mortgages, and corporate bonds) to find favorable relative spread values and used U.S. Treasury securities to adjust our duration positions. On the credit side, we bought and sold "A" and "BBB" rated corporate bonds during the year, which generated additional yield to the Fund. As the review period ended, we held a slight overweight in duration as well as in corporate bonds & U.S. agency securities.*

--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC
Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

6 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR FIXED INCOME FUND
HSBC INVESTOR BOND FUND - AS OF OCTOBER 31, 2003


VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                                                        Citigroup Broad
                  HSBC Investor Fixed                   Investment-Grade Bond
                  Income Fund                           Fund Index
         1/9/1995                           10000                           10000
                                            10119                           10207
                                            10340                           10446
                                            10445                           10506
                                            10535                           10650
                                            10983                           11073
                                            11018                           11151
                                            10995                           11128
                                            11173                           11256
                                            11298                           11362
                                            11444                           11514
                                            11601                           11694
       12/31/1995                           11741                           11855
                                            11839                           11936
                                            11640                           11733
                                            11573                           11648
                                            11533                           11563
                                            11506                           11556
                                            11649                           11706
                                            11609                           11737
                                            11736                           11720
                                            11926                           11924
                                            12153                           12192
                                            12389                           12394
       12/31/1996                           12433                           12284
                                            12322                           12332
                                            12435                           12345
                                            12311                           12221
                                            12351                           12395
                                            12556                           12512
                                            12785                           12661
                                            13067                           13004
                                            12987                           12893
                                            13194                           13082
                                            13291                           13270
                                            13354                           13332
       12/31/1997                           13463                           13468
                                            13613                           13641
                                            13609                           13632
                                            13658                           13685
                                            13685                           13756
                                            13841                           13887
                                            13893                           14002
                                            13949                           14031
                                            13979                           14247
                                            14228                           14582
                                            14124                           14516
                                            14338                           14596
       12/31/1998                           14384                           14642
                                            14525                           14750
                                            14286                           14491
                                            14391                           14574
                                            14472                           14623
                                            14299                           14489
                                            14181                           14439
                                            14057                           14382
                                            14018                           14371
                                            14233                           14543
                                            14267                           14587
                                            14310                           14587
       12/31/1999                           14229                           14520
                                            14188                           14479
                                            14371                           14648
                                            14495                           14838
                                            14441                           14794
                                            14334                           14781
                                            14712                           15090
                                            14841                           15228
                                            15046                           15445
                                            15205                           15550
                                            15261                           15649
                                            15467                           15903
       12/31/2000                           15827                           16203
                                            16205                           16470
                                            16317                           16616
                                            16372                           16703
                                            16381                           16625
                                            16501                           16734
                                            16539                           16789
                                            16845                           17177
                                            17058                           17366
                                            17124                           17581
                                            17567                           17935
                                            17395                           17687
       12/31/2001                           17269                           17584
                                            17400                           17722
                                            17563                           17892
                                            17216                           17596
                                            17481                           17929
                                            17664                           18082
                                            17692                           18215
                                            17905                           18432
                                            18204                           18754
                                            18436                           19053
                                            18261                           18967
                                            18339                           18964
       12/31/2002                           18744                           19358
                                            18785                           19372
                                            19045                           19648
                                            19013                           19630
                                            19208                           19803
                                            19633                           20168
                                            19544                           20133
                                            18799                           19452
                                            18924                           19585
                                            19515                           20098
       10/31/2003                           19304                           19913



VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                                                         Citigroup Broad
                     HSBC Investor Bond                  Investment-Grade Bond
                     Fund Class A (Investor)2            Fund Index


           8/26/1996                            9524                           10000
                                                9466                           10100
                                                9652                           10174
                                                9868                           10403
                                               10095                           10575
          12/31/1996                            9997                           10481
                                               10029                           10522
                                               10078                           10533
                                                9958                           10427
                                               10102                           10576
                                               10197                           10676
                                               10314                           10803
                                               10583                           11095
                                               10499                           11000
                                               10628                           11162
                                               10723                           11322
                                               10760                           11375
          12/31/1997                           10845                           11491
                                               10967                           11639
                                               10950                           11631
                                               11007                           11677
                                               11066                           11737
                                               11139                           11849
                                               11177                           11947
                                               11207                           11972
                                               11227                           12156
                                               11459                           12442
                                               11346                           12386
                                               11517                           12454
          12/31/1998                           11539                           12493
                                               11662                           12585
                                               11461                           12364
                                               11542                           12435
                                               11602                           12477
                                               11464                           12362
                                               11362                           12320
                                               11256                           12271
                                               11230                           12262
                                               11389                           12409
                                               11423                           12446
                                               11441                           12446
          12/31/1999                           11391                           12389
                                               11341                           12354
                                               11479                           12498
                                               11562                           12660
                                               11524                           12623
                                               11442                           12611
                                               11743                           12875
                                               11830                           12993
                                               11990                           13178
                                               12113                           13268
                                               12152                           13352
                                               12313                           13568
          12/31/2000                           12599                           13825
                                               12887                           14053
                                               12971                           14177
                                               12996                           14251
                                               13009                           14185
                                               13086                           14278
                                               13122                           14325
                                               13350                           14656
                                               13515                           14817
                                               13563                           15000
                                               13903                           15303
                                               13769                           15091
          12/31/2001                           13659                           15003
                                               13759                           15121
                                               13883                           15266
                                               13608                           15013
                                               13801                           15298
                                               13940                           15428
                                               13968                           15541
                                               14119                           15726
                                               14352                           16002
                                               14518                           16256
                                               14382                           16183
                                               14451                           16180
          12/31/2002                           14756                           16516
                                               14780                           16529
                                               14982                           16764
                                               14948                           16748
                                               15097                           16896
                                               15417                           17208
                                               15351                           17178
                                               14760                           16596
                                               14852                           16710
                                               15304                           17148
          10/31/2003                           15125                           16990




The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

AVERAGE ANNUAL TOTAL RETURN

                                                        INCEPTION     1         5         SINCE
AS OF OCTOBER 31, 2003                                    DATE       YEAR     YEAR       INCEPTION
--------------------------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund                          1/9/95      5.71%     6.45%       7.75%
HSBC Investor Bond Fund Class A (Investor)(2)           8/26/96      0.15%     4.90%       5.93%
HSBC Investor Bond Fund Class B(3)                       1/6/98      0.38%     5.15%       4.92%
HSBC Investor Bond Fund Class C(4)                      11/4/98      3.39%      N/A        5.20%

(2) Reflects the maximum sales charge of 4.75%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Funds are measured against the Citigroup Broad Investment-Grade
Bond Fund Index, an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment
Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                 HSBC INVESTOR FAMILY OF FUNDS 7

Portfolio Reviews

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND'D'
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by Jerry Samet
Senior Fixed Income Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

The Fund posted a total return of 4.57% (without sales charge) for Class A (Investor) shares and 4.84% for the Class Y Shares for the year ended October 31, 2003. That compared to a 2.21% and 4.62% return for the Fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index and the Fund's peer group, the Lipper New York Municipal Bond Funds Average(1), respectively.

Following an unprecedented 475 basis points of Federal Reserve easing in 2001 and 2002 in the Federal Funds target the Fed eased another 25 basis points in June to bring the rate down to a generational low of 1.00%. Growth remained below trend and inflationary pressures were practically non-existent. In fact the Fed began basing its accommodative policy on concerns of an unwelcome risk of deflation albeit assessing that risk as somewhat small but not insignificant. The yield on 10-year municipal AAA rated bonds reached a low yield of 2.85% in mid June. As it became apparent that growth would pick up the market sold off and yields rose. As of October 31, 2003 the ten-year, AAA municipal stood at 3.71%. Asset reallocation away from speculative asset classes receded as speculative asset classes performed well. However, for the year the flow of funds into the municipal market remained strongly positive though not as robust as in 2002. Correspondingly, municipals underperformed the corporate credit market on a pretax basis while outperforming all other investment grade taxable fixed income markets on a pretax basis.

Supply was a negative factor for the market as municipalities issued record paper because of refundings into lower yields as well as increased deficit financing as tax receipts and revenues declined. The municipal yield curve continued to steepen as shorter duration bonds outperformed. Two to five year maturities moved lower in yield by 45-55 basis points while 7-30 year maturities were lower by 16-34 basis points.

Over the course of the year, the Fund's duration was approximately 10% longer than that of its benchmark but ended the quarter at approximately 96% of benchmark. Additionally, the portfolio was overweighted in intermediate (5-12) term maturities. This helped performance somewhat as the shorter end of the yield curve outperformed. The average quality AA1 (as rated by Standard & Poor's)'D''D' of our portfolio remained higher in quality than the average of our benchmark index AA2. This hurt performance as lower rated credits generally outperformed higher quality.*

New York has acted as a microcosm of local credit profiles across the country. We see tough budget conditions both now and in the future. Of the 53 rated counties in New York, Moody's has put on negative outlook or negative watch, or downgraded a total of 21. The problem lies in declining tax and revenue collections in the face of increasing salary, benefits, and Medicaid expenses. Increasing the sources of revenue will be challenging given that politicians have already raised taxes and fees quite significantly and face resistance to further increases. This applies to high rated credits such as Westchester County, which raised property taxes, an average 15%, as well as lower rated credits such as Nassau County where the average hike was 19%.

We believe the municipal market is coming into a three-month period, which from a technical standpoint is a very strong period in terms of relative performance. Coupon and redemption payments are typically at their strongest and in this low yield environment investors could 'reach for yield' by moving further out along the yield curve.

Once again, we continue to emphasize that given the change in yields, one issue that becomes an element of concern at the new level of rates is deminimus original issue discount (OID) which will cause negative convexity price declines. The portfolio will continue to be proactive in limiting exposure to deminimus. At present the portfolio is considerably underweight relative to benchmark in terms of deminimus exposure in the event of a 50-75 basis point backup in yields. This was the key performance determinant within the municipal market in the last rising yield environment in 1999.
--------------------------------------------------------------------------------

   'D' A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

'D''D' Standard & Poor's and Moody's ratings represent an opinion only, not a recommendation to buy or sell.

   (1) For additional information, please refer to the Glossary of Terms.

    *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

8 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND - AS OF OCTOBER 31, 2003


VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                        HSBC Investor N.Y. Tax-
                        Free Bond Fund Class A          Lehman Brothers 7-Year
                        (Investor)2                     Municipal Bond Index

        5/1/1995                            9524                          10000
                                            9890                          10266
                                            9760                          10257
                                            9839                          10387
                                            9986                          10510
                                           10007                          10550
                                           10133                          10642
                                           10341                          10759
      12/31/1995                           10415                          10816
                                           10506                          10921
                                           10408                          10884
                                           10239                          10778
                                           10200                          10758
                                           10190                          10742
                                           10263                          10825
                                           10373                          10914
                                           10361                          10920
                                           10493                          11019
                                           10616                          11137
                                           10811                          11323
      12/31/1996                           10745                          11288
                                           10734                          11329
                                           10827                          11423
                                           10678                          11275
                                           10771                          11333
                                           10939                          11476
                                           11065                          11585
                                           11435                          11854
                                           11285                          11770
                                           11424                          11894
                                           11488                          11965
                                           11563                          12007
      12/31/1997                           11735                          12154
                                           11841                          12281
                                           11838                          12292
                                           11841                          12293
                                           11750                          12221
                                           11960                          12401
                                           12002                          12436
                                           12024                          12477
                                           12247                          12667
                                           12424                          12830
                                           12367                          12848
                                           12421                          12883
      12/31/1998                           12449                          12910
                                           12572                          13099
                                           12531                          13025
                                           12520                          13020
                                           12552                          13051
                                           12447                          12987
                                           12236                          12799
                                           12268                          12885
                                           12126                          12857
                                           12087                          12904
                                           11920                          12849
                                           12082                          12943
      12/31/1999                           12033                          12892
                                           11975                          12861
                                           12091                          12913
                                           12379                          13096
                                           12282                          13047
                                           12164                          13018
                                           12468                          13309
                                           12652                          13477
                                           12825                          13653
                                           12752                          13611
                                           12877                          13727
                                           12960                          13791
      12/31/2000                           13303                          14061
                                           13433                          14300
                                           13460                          14311
                                           13578                          14426
                                           13393                          14296
                                           13538                          14459
                                           13643                          14530
                                           13851                          14712
                                           14085                          14934
                                           13961                          14930
                                           14069                          15080
                                           13942                          14912
      12/31/2001                           13808                          14790
                                           14033                          15069
                                           14241                          15267
                                           13944                          14933
                                           14152                          15301
                                           14232                          15388
                                           14350                          15570
                                           14537                          15762
                                           14712                          15958
                                           15072                          16274
                                           14783                          16025
                                           14679                          15958
      12/31/2002                           15044                          16321
                                           14956                          16277
                                           15186                          16516
                                           15190                          16510
                                           15329                          16619
                                           15699                          17028
                                           15592                          16948
                                           14966                          16371
                                           15131                          16520
                                           15528                          17040
      10/31/2003                           15460                          16947





VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]



                    HSBC Investor N.Y. Tax-             Lehman Brothers 7-Year
                    Free Bond Fund Class Y              Municipal Bond Index
           7/1/1996                           10000                          10000
                                              10040                          10082
                                              10030                          10088
                                              10160                          10179
                                              10281                          10289
                                              10473                          10460
         12/31/1996                           10411                          10428
                                              10402                          10466
                                              10495                          10553
                                              10351                          10416
                                              10442                          10470
                                              10606                          10601
                                              10729                          10703
                                              11089                          10951
                                              10944                          10873
                                              11069                          10988
                                              11143                          11053
                                              11216                          11092
         12/31/1997                           11384                          11228
                                              11489                          11346
                                              11498                          11356
                                              11503                          11356
                                              11417                          11290
                                              11624                          11456
                                              11667                          11488
                                              11691                          11527
                                              11931                          11702
                                              12084                          11853
                                              12032                          11870
                                              12075                          11902
         12/31/1998                           12117                          11927
                                              12239                          12101
                                              12201                          12033
                                              12193                          12028
                                              12216                          12057
                                              12128                          11997
                                              11925                          11824
                                              11959                          11904
                                              11824                          11877
                                              11788                          11921
                                              11616                          11870
                                              11788                          11957
         12/31/1999                           11743                          11910
                                              11677                          11881
                                              11804                          11929
                                              12088                          12099
                                              11996                          12053
                                              11883                          12026
                                              12182                          12295
                                              12365                          12450
                                              12537                          12613
                                              12468                          12574
                                              12593                          12681
                                              12676                          12740
         12/31/2000                           13014                          12990
                                              13133                          13211
                                              13162                          13220
                                              13292                          13327
                                              13114                          13206
                                              13258                          13357
                                              13364                          13424
                                              13571                          13591
                                              13803                          13796
                                              13684                          13792
                                              13793                          13931
                                              13672                          13776
         12/31/2001                           13542                          13663
                                              13766                          13921
                                              13973                          14104
                                              13685                          13795
                                              13892                          14135
                                              13973                          14216
                                              14091                          14384
                                              14279                          14561
                                              14454                          14743
                                              14810                          15034
                                              14529                          14804
                                              14443                          14743
         12/31/2002                           14791                          15077
                                              14708                          15037
                                              14937                          15258
                                              14944                          15252
                                              15084                          15353
                                              15452                          15730
                                              15350                          15657
                                              14737                          15124
                                              14902                          15262
                                              15296                          15742
         10/31/2003                           15232                          15656




The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN


                                                                INCEPTION     1         5         SINCE
AS OF OCTOBER 31, 2003                                             DATE       YEAR     YEAR       INCEPTION
-----------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class A (Investor)(2)    5/1/95    -0.37%    3.54%        5.26%
HSBC Investor New York Tax-Free Bond Fund Class B(3)               1/6/98    -0.20%    3.80%        4.01%
HSBC Investor New York Tax-Free Bond Fund Class C(4)              11/4/98     2.87%     N/A         3.85%
HSBC Investor New York Tax-Free Bond Fund Class Y                  7/1/96     4.84%    4.83%        5.91%

--------------------------------------------------------------------------------
(2) Reflects the maximum sales charge of 4.75%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Fund is measured against the Lehman Brothers 7-Year Municipal
Bond Fund Index, an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The
Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                 HSBC INVESTOR FAMILY OF FUNDS 9

PORTFOLIO REVIEWS

HSBC INVESTOR BALANCED FUND
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by Thomas D'Auria, CFA,
Chief Investment Officer - U.S. Equities and

Edward Merkle,
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

The HSBC Investor Balanced Fund (the "Fund") seeks to provide current income and long-term growth of capital consistent with reasonable risk by investing in a broadly diversified portfolio of U.S.
government securities, common stocks, preferred stocks and high-quality bonds.

The Fund produced a total return of 10.39% (without sales charge) for Class A (Investor) Shares and 10.70% for the Class Y Shares for the 12-months ended October 31, 2003. That compared to a 5.18%, 15.08% and 12.21% return for the Fund's benchmarks, the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Fund's peer group, the Lipper Balanced Funds Average(1), respectively.

The U.S. markets were taken by surprise back on November 6 when the Federal Reserve decided to lower their target interest rate by a larger than expected 50 basis points to a rate of 1.25% at their scheduled FOMC meeting. They also decided to change their bias to neutral, indicating no further anticipated moves in the near term. The U.S. bond market initially responded with higher yields as the U.S. equity market rallied. However, as 2002 drew to a close the Fixed Income market finished on a high note as yields declined.

With the start of the new year, the U.S. economy proved weaker than previously anticipated as initial estimates for fourth quarter GDP grew at only a 0.7% annual pace. As the year progressed, the economy did show some signs of strength, mainly in the housing sector and in retail sales. Fourth quarter GDP was later revised upward to a reading of 1.4%, but many investors began to question whether the consumer would continue to spend in an economy with a deteriorating labor market, weakening consumer confidence and contracting manufacturing.

Toward the end of the first quarter, heightened geo-political risk became the main driver as the countdown to and inception of the war in Iraq diminished economic expectations. Many investors felt the military campaign in Iraq would last two to four months, but then by the second week of April, Baghdad fell. Nonetheless, with a swift conclusion to the war, all was not well. The economy did not get the instant magical post war bounce investors were hoping for.

During the second half of the review period, the economy improved and bond yields moved higher. The manufacturing sector signaled expansion, while jobs were being created instead of lost. The Fed lowered its target interest rate again, to a 45-year low of 1%. In addition, Fed Chairman Alan Greenspan kept reiterating that monetary policy would remain accommodative for a considerable period of time. By the end of the review period, third-quarter GDP was released and exceeded all analysts' expectation, showing growth at a 7.2% annual rate, the fastest since the first quarter of 1984. The economy was firing on all cylinders from the demand side as strength was seen across the board.

At their most recent FOMC meeting, the Fed left its target rate unchanged at 1% and maintained its split balance of risk assessment, remained neutral on economic growth but saw the risks on the price level as still leaning toward disinflation. They also reiterated that policy would remain accommodative for a "considerable period". We feel the Fed moves to dismantle their current policy outlook slowly, remaining on hold over the next three months and increasing only gradually, by 50 basis points in 2004.

During the past year, the Fund made use of duration, sector, and credit calls to add additional yield to the Fund. We made use of various sectors (U.S. Treasury, U.S. agency, mortgages, and corporate bonds) to find favorable relative spread values and used U.S.
Treasury securities to adjust our duration positions. On the credit side, we bought and sold "A" and "BBB" rated corporate bonds during the year, which generated additional yield to the Fund. As the review period ended, we held a slight overweight in duration as well as in corporate bonds & U.S. agency securities.*
--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

10 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR BALANCED FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                           HSBC Investor Balanced        Lehman Brothers              Standard & Poor's 500
                          Fund Class A (Investor)2       Aggregate Bond Index         Index
        2/20/2001                            9499                            10000                           10000
                                             9369                            10010                           10000
                                             9019                            10050                            9367
                                             9399                            10008                           10094
                                             9429                            10069                           10162
                                             9227                            10107                            9915
                                             9257                            10333                            9817
                                             8904                            10451                            9203
                                             8540                            10573                            8460
                                             8641                            10794                            8621
                                             8894                            10645                            9283
       12/31/2001                            8848                            10578                            9364
                                             8746                            10663                            9227
                                             8654                            10767                            9049
                                             8756                            10588                            9390
                                             8501                            10793                            8821
                                             8429                            10885                            8756
                                             8133                            10979                            8132
                                             7878                            11111                            7499
                                             7939                            11299                            7548
                                             7459                            11482                            6728
                                             7857                            11430                            7320
                                             8041                            11427                            7750
       12/31/2002                            7791                            11663                            7295
                                             7707                            11673                            7104
                                             7707                            11834                            6998
                                             7749                            11825                            7065
                                             8145                            11922                            7647
                                             8436                            12145                            8050
                                             8505                            12121                            8153
                                             8400                            11713                            8296
                                             8453                            11791                            8458
                                             8484                            12103                            8368
       10/31/2003                            8673                            11990                            8841




VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]



                  HSBC Investor Balanced                        Lehman Brothers                 Standard & Poor's 500
                  Fund Class Y                                  Aggregate Bond Index            Index

        1/18/2001                           10000                          10087.1                         9088.77
                                            10010                          10137.8                         8513.31
                                             9420                          10095.7                         9174.36
                                             9060                          10156.6                         9235.91
                                             9450                            10195                          9011.2
                                             9490                          10422.9                         8922.46
                                             9281                          10542.2                         8364.46
                                             9311                          10665.1                         7689.06
                                             8968                          10888.2                         7835.77
                                             8594                          10738.1                         8436.67
                                             8705                          10669.9                         8510.63
                                             8958                          10756.3                          8386.5
       12/31/2001                            8912                          10860.6                         8224.72
                                             8809                          10679.9                         8534.08
                                             8728                            10887                         8016.91
                                             8830                          10979.5                         7958.06
                                             8564                          11074.4                          7391.4
                                             8493                          11208.1                         6815.38
                                             8196                          11397.3                            6860
                                             7941                          11581.9                          6115.2
                                             8002                          11529.1                         6652.84
                                             7522                          11526.1                         7044.04
                                             7920                          11764.1                         6630.43
                                             8114                          11774.2                         6457.07
       12/31/2002                            7865                          11937.1                         6360.04
                                             7771                          11927.9                         6421.62
                                             7782                          12026.3                         6950.32
                                             7823                          12250.6                         7316.17
                                             8230                          12226.2                         7409.63
                                             8522                          11815.2                         7540.33
                                             8589                          11893.7                         7687.09
                                             8484                          12208.5                          7605.7
                                             8536                          12094.6                         8035.73
                                             8578                            12208                            7606
       10/31/2003                            8768                            12095                            8036




The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN

                                                        INCEPTION     1         SINCE
AS OF OCTOBER 31, 2003                                    DATE       YEAR      INCEPTION
----------------------------------------------------------------------------------------
HSBC Investor Balanced Fund Class A (Investor)(2)       2/20/01      4.93%       -5.15%
HSBC Investor Balanced Fund Class B(3)                   2/9/01      5.70%       -5.45%
HSBC Investor Balanced Fund Class C(4)                  2/13/01      8.67%       -4.79%
HSBC Investor Balanced Fund Class Y                     1/18/01     10.70%       -4.62%

--------------------------------------------------------------------------------
(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Fund is measured against the Lehman Brothers Aggregate Bond
Index, which is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity, and the Standard & Poor's 500 Index, which is an unmanaged index generally representative of the U.S. stock market asa whole.
The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment
Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 11

PORTFOLIO REVIEWS

HSBC INVESTOR EQUITY FUND
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by John L. Blundin
Portfolio Manager, Alliance Capital Management, L.P. and

Robert H. Lyon
Portfolio Manager, Institutional Capital Corporation

The HSBC Investor Equity Fund (the "Fund") seeks to provide its shareholders with long-term growth of capital and income without excessive fluctuations in market value. The Fund invests at least 80% of its assets in equity securities of seasoned mid-sized and large companies whose shares are expected to show above-average price appreciation. The Fund employs two sub-investment advisers to achieve its investment objective. Each sub-investment adviser pursues a different investment style, and receives a fee for their services.

Alliance Capital Management, L.P. pursues a growth style of investing, focusing on financially secure firms that have established operating histories and are proven leaders in their industries or market sectors. These companies may possess characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share or increasing return on investments.

Institutional Capital Corporation pursues a value style of investing, focusing on shares of companies that are undervalued relative to the stock market as a whole. The firm employs a fundamentals-based, bottom-up stock-picking method to find these companies.

The Fund returned 17.94% (without sales charge) for Class A (Investor) Shares and 18.26% for the Class Y Shares for the year ended October 31, 2003. That compared to 37.68% and 13.04% return for the Fund's benchmarks, the Russell 1000 Growth Index, the Russell 1000 Index and the Fund's peer group, the Lipper Large-Cap Core Funds Average(1), respectively.

A strong rally among equity stocks benefited the Fund's absolute performance. That rally reflected improving economic fundamentals and positive investor sentiment. The high-quality large-cap stocks in which the Fund invests under-performed lower-quality stocks and shares of small- and mid-cap companies, which posted very strong returns during the period.*

The portion of the Fund managed by Alliance Capital held a significant stake in the technology sector, which boosted performance. Shares of such firms posted some of the period's strongest returns, as investors anticipated that corporations would increase technology spending as the economy improved. The Alliance Capital portion of the Fund also benefited from its holdings in the financial sector. Increased revenues from equity trading and merger-and-acquisition activity boosted earnings growth among such firms, boosting their stock prices.*

The Fund's growth portfolio was hurt by its overweight exposure to health-care stocks. Such stocks performed poorly as investors sought shares of firms with higher growth potential. Shares of consumer-services companies also hurt relative performance in this portion of the Fund. Weak advertising spending continued to dampen such firms' profits.*

The portion of the Fund managed by Institutional Capital Corporation
(ICAP) benefited in relative terms from its individual stock selection in the capital spending, basic industries, transportation, energy and consumer-durables sectors. Holdings in the services sector, particularly among media and travel companies, also boosted performance, as the economic upturn positively affected shares of such firms. The ICAP portion of the Fund also benefited from reducing its holdings in the consumer staples and defense sectors.*

ICAP found attractive opportunities during the period among shares of firms with strong balance sheets, excellent franchises and growing free cash flow. Such companies performed well during the period.*
--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

12 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR EQUITY FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                 HSBC Investor Equity                   Russell 1000 Growth
                 Fund Class A (Investor)2               Index                           Russell 1000 Index

        8/1/1995                            9497                          10000                           10000
                                            9630                          10011                           10075
                                            9915                          10472                           10490
                                            9758                          10480                           10442
                                           10349                          10887                           10908
      12/31/1995                           10530                          10949                           11074
                                           10817                          11316                           11432
                                           10903                          11523                           11581
                                           11007                          11537                           11685
                                           10988                          11841                           11863
                                           11093                          12255                           12148
                                           10955                          12271                           12161
                                           10396                          11552                           11575
                                           10598                          11850                           11889
                                           11069                          12713                           12558
                                           11543                          12790                           12836
                                           12395                          13750                           13783
      12/31/1996                           12161                          13481                           13560
                                           12705                          14427                           14364
                                           12676                          14329                           14419
                                           12143                          13554                           13770
                                           12787                          14454                           14515
                                           13728                          15497                           15445
                                           14351                          16117                           16085
                                           15699                          17542                           17401
                                           15035                          16515                           16580
                                           15686                          17328                           17489
                                           14882                          16688                           16923
                                           15259                          17396                           17656
      12/31/1997                           15612                          17591                           18015
                                           15832                          18117                           18149
                                           17240                          19480                           19443
                                           18032                          20257                           20424
                                           18106                          20537                           20633
                                           17875                          19954                           20187
                                           18501                          21176                           20934
                                           18448                          21036                           20683
                                           15439                          17879                           17591
                                           16359                          19253                           18776
                                           17855                          20800                           20259
                                           18750                          22382                           21513
      12/31/1998                           20170                          24400                           22883
                                           20827                          25833                           23700
                                           20051                          24653                           22948
                                           20766                          25951                           23827
                                           21661                          25985                           24823
                                           21122                          25186                           24287
                                           22433                          26950                           25524
                                           21495                          26094                           24745
                                           21365                          26520                           24513
                                           20280                          25963                           23839
                                           21467                          27924                           25442
                                           21446                          29430                           26096
      12/31/1999                           22144                          32491                           27668
                                           21163                          30968                           26536
                                           19955                          32482                           26465
                                           22150                          34806                           28876
                                           21647                          33150                           27914
                                           20916                          31481                           27192
                                           21291                          33867                           27885
                                           21087                          32455                           27422
                                           22417                          35393                           29451
                                           21101                          32045                           28084
                                           20957                          30529                           27746
                                           18943                          26029                           25209
      12/31/2000                           19353                          25205                           25513
                                           20456                          26947                           26353
                                           18310                          22372                           23895
                                           16796                          19937                           22308
                                           18488                          22459                           24100
                                           18632                          22128                           24263
                                           18072                          21616                           23715
                                           17724                          21076                           23391
                                           16416                          19352                           21966
                                           15088                          17420                           20103
                                           15616                          18334                           20521
                                           16936                          20095                           22101
      12/31/2001                           17140                          20058                           22337
                                           16504                          19703                           22053
                                           15844                          18886                           21614
                                           16521                          19539                           22502
                                           15501                          17944                           21213
                                           15368                          17510                           21026
                                           14145                          15890                           19474
                                           13051                          15017                           18033
                                           13232                          15062                           18127
                                           11704                          13499                           16180
                                           12378                          14738                           17525
                                           12943                          15538                           18550
      12/31/2002                           12189                          14465                           17501
                                           12032                          14114                           17076
                                           11875                          14049                           16812
                                           12097                          14310                           16986
                                           12978                          15368                           18357
                                           13436                          16136                           19404
                                           13567                          16358                           19659
                                           13869                          16765                           20051
                                           14098                          17182                           20458
                                           13910                          16998                           20248
      10/31/2003                           14599                          17952                           21436




VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]



                    HSBC Investor Equity                Russell 1000 Growth
                    Fund Class Y                        Index                           Russell 1000 Index

           7/1/1996                          10000                           10000                          10000
                                              9391                            9518                           9414
                                              9582                            9776                           9657
                                             10007                           10326                          10360
                                             10436                           10555                          10423
                                             11205                           11334                          11205
         12/31/1996                          10999                           11150                          10986
                                             11501                           11812                          11756
                                             11474                           11857                          11677
                                             10997                           11323                          11045
                                             11579                           11935                          11778
                                             12422                           12700                          12628
                                             12992                           13226                          13134
                                             14212                           14308                          14295
                                             13620                           13633                          13459
                                             14211                           14381                          14121
                                             13492                           13915                          13599
                                             13833                           14518                          14177
         12/31/1997                          14142                           14813                          14335
                                             14351                           14924                          14764
                                             15627                           15988                          15875
                                             16352                           16794                          16507
                                             16419                           16966                          16736
                                             16219                           16599                          16261
                                             16788                           17214                          17257
                                             16750                           17007                          17143
                                             14018                           14465                          14570
                                             14853                           15439                          15689
                                             16211                           16658                          16950
                                             17024                           17690                          18240
         12/31/1998                          18326                           18816                          19884
                                             18923                           19488                          21052
                                             18228                           18869                          20090
                                             18877                           19592                          21148
                                             19700                           20412                          21175
                                             19201                           19970                          20524
                                             20405                           20988                          21962
                                             19552                           20347                          21264
                                             19444                           20157                          21611
                                             18459                           19602                          21157
                                             19549                           20920                          22755
                                             19529                           21458                          23983
         12/31/1999                          20168                           22751                          26477
                                             19274                           21820                          25236
                                             18185                           21761                          26470
                                             20184                           23744                          28364
                                             19725                           22953                          27014
                                             19070                           22359                          25654
                                             19413                           22929                          27598
                                             19238                           22548                          26448
                                             20451                           24217                          28843
                                             19252                           23093                          26114
                                             19120                           22815                          24878
                                             17283                           20729                          21211
         12/31/2000                          17671                           20979                          20540
                                             18689                           21669                          21959
                                             16729                           19648                          18231
                                             15346                           18343                          16247
                                             16902                           19817                          18302
                                             17023                           19951                          18033
                                             16522                           19500                          17615
                                             16204                           19234                          17175
                                             15019                           18062                          15770
                                             13794                           16530                          14196
                                             14288                           16874                          14941
                                             15496                           18174                          16376
         12/31/2001                          15684                           18367                          16345
                                             15113                           18134                          16056
                                             14508                           17773                          15390
                                             15137                           18503                          15922
                                             14202                           17443                          14623
                                             14081                           17289                          14269
                                             12968                           16013                          12949
                                             11965                           14828                          12237
                                             12131                           14906                          12274
                                             10737                           13305                          11001
                                             11355                           14410                          12010
                                             11863                           15254                          12662
         12/31/2002                          11192                           14390                          11787
                                             11048                           14042                          11501
                                             10893                           13824                          11449
                                             11104                           13967                          11662
                                             11912                           15095                          12524
                                             12334                           15956                          13149
                                             12461                           16165                          13330
                                             12749                           16488                          13662
                                             12960                           16822                          14002
                                             12784                           16650                          13852
         10/31/2003                          13428                           17626                          14630




The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

                                                               INCEPTION     1         5         SINCE
AS OF OCTOBER 31, 2003                                           DATE       YEAR     YEAR       INCEPTION
---------------------------------------------------------------------------------------------------------
HSBC Investor Equity Fund Class A (Investor)(2)                 8/1/95     12.06%   -4.93%        4.69%
HSBC Investor Equity Fund Class B(3)                            1/6/98     13.13%   -4.67%       -1.86%
HSBC Investor Equity Fund Class C(4)                           11/4/98     16.03%     N/A        -4.73%
HSBC Investor Equity Fund Class Y                               7/1/96     18.26%   -3.70%        4.10%

--------------------------------------------------------------------------------
(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Fund is measured against the Russell 1000 Index and the Russell
1000 Growth Index, the Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell universe. The Russell 1000
Growth Index measures the performance of 1,000 securitities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 13

PORTFOLIO REVIEWS

HSBC INVESTOR GROWTH AND INCOME FUND
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by Thomas D'Auria, CFA
Chief Investment Officer - U.S. Equities
HSBC Asset Management (Americas) Inc.

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments.

The Fund returned 17.26% (without sales charge) for the Class A (Investor) Shares and 17.63% for the Class Y Shares for the year ended October 31, 2003. That compared to a 15.08% return for the S&P 500 and a 13.04% return for the Lipper Large Cap-Core Funds Average1.

The U.S. equity markets produced strong gains over the one-year period ending October 31, 2003, with the S&P 500 and NASDAQ Composite Index(1) returning 20.8% and 46.1%, respectively. Each of the ten economic sectors in the S&P 500 advanced, led by strength in the information technology, materials, and consumer discretionary sectors.

Investors endured a volatile trading environment early in the period due to a number of headwinds, including a looming military conflict with Iraq, escalating tensions with North Korea, an increased threat of terrorist activity, and rising oil prices. The S&P 500 experienced its worst December performance in almost 70 years due to some of these issues, overshadowing a greater than expected reduction in short term interest rates by the Fed in late November. The equity markets managed a short-lived rally in early January on news of President Bush's proposed economic stimulus package, but the S&P 500 eventually reached its lowest level since October 2002 by March 11, as concerns over Iraq continued to dominate the headlines. However, the S&P 500 moved meaningfully higher from these levels once it appeared a military conflict with Iraq was imminent, effectively removing the lingering uncertainty regarding the situation.

The equity markets posted strong double-digit gains during the second quarter of 2003, with the S&P 500 generating its strongest quarterly gain in over four years. With the passage of an economic stimulus package in May, military success in Iraq, a sharp rebound in consumer confidence, and a further reduction in the Federal Funds rate in June, investors turned their attention to an anticipated recovery in the economy and corporate profits in the second half of 2003. The equity markets ended the period strongly, as third quarter earnings results, reported in October, continued to beat consensus expectations, as did third quarter GDP, which posted its biggest gain in twenty years. Several high profile mergers and acquisitions announced late in the period also boosted the markets, as did the Fed's repeated intentions to keep interest rates unchanged for the near future.

After trading sideways from June through early September, the markets have bounced again and seem to be discounting a continued flow of good news on both the economic and earnings fronts. This rally continues to be led by higher-beta(1), and lower-quality stocks and we think many of these stocks may be ahead of their fundamentals. The markets will rely on revenue and earnings growth to continue moving higher. So far this year, we have gotten better than expected earnings growth with little top-line improvement, so most of the gains come from cost cutting which cannot continue forever. Although the backdrop for equities remains constructive, much of this appears to be discounted in current stock prices.

We have invested the portfolio with a slight pro-cyclical tilt while being very focused on valuations. The portfolio is positioned for a
12 to 18 month forecast, which includes a rebound in global
economies. We believe a modest pro-cyclical tilt, with an emphasis on higher quality companies showing strong cash flow growth is prudent.
Consistent growth and earnings predictability remains a focus. We do not have many style bets in the portfolio at present. We are modestly overweight in the industrial cyclical, and defensive growth styles, and modestly underweight cyclical growth. Within the defensive growth style, we favor healthcare services, pharmaceuticals, beverages, and tobacco. In the cyclical growth area, we remain cautious on
semiconductors after their huge move, favoring software and services.*
--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

14 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR GROWTH AND INCOME FUND -- AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                  HSBC Investor Growth
                  and Income Fund  Class                Standard & Poor's 500
                  A (Investor)2                         Index

        4/12/2001                            9498                           10000
                                            10112                           10776
                                            10130                           10849
                                             9730                           10585
                                             9646                           10481
                                             8985                            9825
                                             8277                            9032
                                             8296                            9204
                                             8836                            9910
       12/31/2001                            8811                            9997
                                             8597                            9851
                                             8401                            9661
                                             8653                           10024
                                             8131                            9417
                                             7991                            9348
                                             7459                            8682
                                             6863                            8006
                                             6881                            8058
                                             6117                            7183
                                             6723                            7815
                                             6993                            8274
       12/31/2002                            6575                            7788
                                             6444                            7585
                                             6397                            7471
                                             6462                            7543
                                             6996                            8164
                                             7324                            8594
                                             7423                            8704
                                             7564                            8857
                                             7611                            9030
                                             7517                            8934
       10/31/2003                            7883                            9439




VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                        HSBC Investor Growth
                        and Income Fund Class                   Standard & Poor's 500
                        Y                                       Index


            4/2/2001                           10000                           10000
                                               10991                           10776
                                               11011                           10849
                                               10588                           10585
                                               10486                           10481
                                                9778                            9825
                                                9019                            9032
                                                9029                            9204
                                                9626                            9910
          12/31/2001                            9598                            9997
                                                9375                            9851
                                                9152                            9661
                                                9436                           10024
                                                8868                            9417
                                                8716                            9348
                                                8138                            8682
                                                7487                            8006
                                                7508                            8058
                                                6675                            7183
                                                7335                            7815
                                                7640                            8274
          12/31/2002                            7180                            7788
                                                7037                            7585
                                                6985                            7471
                                                7067                            7543
                                                7650                            8164
                                                8008                            8594
                                                8114                            8704
                                                8268                            8857
                                                8330                            9030
                                                8227                            8934
          10/31/2003                            8628                            9439






The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN

                                                              INCEPTION     1       SINCE
AS OF OCTOBER 31, 2003                                          DATE       YEAR   INCEPTION
-------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class A (Investor)(2)     4/12/01    11.39%   - 8.89%
HSBC Investor Growth and Income Fund Class B(3)                 4/5/01    12.40%   - 7.39%
HSBC Investor Growth and Income Fund Class Y                    4/2/01    17.63%   - 5.56%

(2) Reflects the maximum sales charge of 5.00%.

(3) Reflects the contingent deferred sales charge maximum of 4.00%.

The Fund is measured against the Standard & Poor's 500 Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 15

PORTFOLIO REVIEWS

HSBC INVESTOR MID-CAP FUND
(CLASS A SHARES, B SHARES, C SHARES AND TRUST SHARES)

by Thomas D'Auria, CFA
Chief Investment Officer - U.S. Equities
HSBC Asset Management (Americas) Inc.

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve a higher rate of return than that generated by the Russell MidCap Growth Index by investing at least 80% of its total assets in stocks of mid-sized companies with market capitalization, at the time of acquisition, falling within the range of the Russell MidCap Growth ($190 million to $13.3 billion).

The Fund's Class A Shares posted a return of 26.19% (without sales charge) and 26.54% for the Trust Shares for the year ended October 31, 2003. That compares to 32.64%, 37.68% and 26.48% for the Fund's benchmarks, the Russell MidCap Growth Index, the S&P Mid Cap 400 Index and the Fund's peer group, the Lipper Mid-Cap Growth Funds Average(1).

The U.S. equity markets produced strong gains over the one-year period ending October 31, 2003, with the S&P 500 Index1 and NASDAQ Composite Index(1) returning 20.8% and 46.1%, respectively. The Russell MidCap Growth Index returned 39.3% during the period. Each of the ten economic sectors in the S&P 500 advanced, led by strength in the information technology, materials, and consumer discretionary sectors.

Investors endured a volatile trading environment early in the period due to a number of headwinds, including a looming military conflict with Iraq, escalating tensions with North Korea, an increased threat of terrorist activity, and rising oil prices. The S&P 500 experienced its worst December performance in almost 70 years due to some of these issues, overshadowing a greater than expected reduction in short term interest rates by the Fed in late November. The equity markets managed a short-lived rally in early January on news of President Bush's proposed economic stimulus package, but the S&P 500 eventually reached its lowest level since October 2002 by March 11, as concerns over Iraq continued to dominate the headlines. However, the S&P 500 moved meaningfully higher from these levels once it appeared a military conflict with Iraq was imminent, effectively removing the lingering uncertainty regarding the situation.

Military success in Iraq, along with the passage of an economic stimulus package in Congress in May, a sharp rebound in consumer confidence, and a further reduction in the Federal Funds rate in June, helped push the equity markets higher during the second quarter of 2003. Investors turned their attention to an anticipated recovery in economic activity and corporate profits in the second half of 2003. The equity markets ended the period strongly, as third quarter earnings results, reported in October, continued to beat consensus expectations, as did third quarter GDP, which posted its biggest gain in twenty years. Several high profile mergers and acquisitions announced late in the period also boosted the markets, as did the Fed's repeated intentions to keep interest rates unchanged for the near future.

With our recent increase in earnings expectations for the S&P 500, we see modest upside for the equity markets heading into 2004. After trading sideways from June through early September, the markets have bounced again and seem to be discounting a continued flow of good news on both the economic and earnings fronts. This rally continues to be led by higher-beta1, and lower-quality stocks and we think many of these stocks may be ahead of their fundamentals. The markets will rely on revenue and earnings growth to continue moving higher. So far this year, we have gotten better than expected earnings growth with little top-line improvement, so most of the gains come from cost cutting which cannot continue forever. Although the backdrop for equities remains constructive, much of this appears to be discounted in current stock prices.

We have invested the portfolio with a slight pro-cyclical tilt while being very focused on valuations. The portfolio is positioned for a
12 to 18 month forecast, which includes a rebound in global
economies. We believe a modest pro-cyclical tilt, with an emphasis on higher quality companies showing strong cash flow growth is prudent.
Consistent growth and earnings predictability remains a focus.*
--------------------------------------------------------------------------------
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

16 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR MID-CAP FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                 HSBC Investor Mid-Cap           HSBC Investor Mid-Cap   Standard & Poor's Mid   Russell MidCap Growth
                 Fund Class A2                   Fund Trust              Cap 400 Index           Index


        7/1/1993                   9510                    10000                    10000                     10000
                                   9412                     9895                     9767                      9779
                                   9641                    10105                    10159                     10233
                                   9837                    10314                    10421                     10471
                                   9575                    10070                    10331                     10322
                                   9216                     9686                     9844                      9845
      12/31/1993                   9281                     9756                     9820                      9918
                                   9248                     9721                     9835                      9824
                                   9085                     9547                     9411                      9486
                                   9510                     9965                     9672                      9807
                                   9935                    10453                    10249                     10321
                                   9542                    10035                    10080                     10128
                                   9739                    10244                    10254                     10239
                                   9248                     9721                     9802                      9777
                                   9281                     9756                     9940                      9867
                                   9477                     9965                    10059                      9970
                                   9902                    10418                    10594                     10492
                                  10065                    10592                    11014                     10674
      12/31/1994                  10392                    10941                    11107                     10889
                                  10654                    11220                    11381                     11151
                                  10915                    11498                    11899                     11605
                                  11340                    11951                    12647                     12211
                                  11569                    12195                    12786                     12437
                                  11830                    12474                    13070                     12738
                                  11797                    12439                    12740                     12410
                                  12353                    12997                    13309                     12952
                                  12320                    12997                    13317                     12920
                                  12647                    13310                    13552                     13108
                                  12908                    13589                    14064                     13553
                                  13072                    13798                    14175                     13715
      12/31/1995                  13333                    14077                    14860                     14134
                                  13627                    14390                    15164                     14325
                                  13464                    14216                    14705                     14110
                                  12582                    13310                    13564                     13156
                                  13268                    14042                    14297                     13915
                                  13922                    14704                    15205                     14521
                                  14052                    14843                    15027                     14563
                                  14739                    15575                    15912                     15384
                                  14346                    15192                    15644                     15401
                                  15327                    16202                    16336                     15979
                                  15294                    16167                    15977                     15848
                                  14869                    15749                    15074                     15172
      12/31/1996                  15131                    16028                    15443                     15566
                                  16601                    17561                    16827                     16927
                                  17190                    18188                    17292                     17402
                                  18627                    19686                    18948                     19125
                                  17941                    19024                    18763                     19102
                                  19085                    20209                    19712                     20200
                                  18268                    19373                    18725                     19322
                                  18497                    19582                    18922                     19608
                                  18758                    19895                    19170                     20369
                                  18333                    19408                    18825                     19981
                                  19739                    20906                    20595                     21636
                                  20556                    21812                    21458                     22612
      12/31/1997                  20948                    22230                    21750                     23025
                                  20523                    21777                    20855                     21989
                                  21013                    22300                    21445                     22128
                                  19967                    21185                    20527                     21270
                                  16078                    17073                    16609                     17311
                                  17157                    18223                    17865                     18927
                                  18170                    19268                    19181                     20618
                                  19216                    20418                    20474                     21647
                                  20490                    21777                    22595                     24262
                                  21111                    22404                    23272                     23318
                                  20131                    21394                    22134                     22097
                                  21373                    22718                    23367                     22714
      12/31/1998                  22386                    23798                    24432                     24506
                                  22582                    24042                    24117                     24612
                                  23922                    25470                    25801                     25930
                                  23301                    24774                    24979                     25379
                                  22451                    23902                    24720                     24509
                                  22288                    23693                    24510                     23753
                                  23464                    24983                    26405                     24963
                                  25980                    27666                    29139                     26273
                                  28301                    30139                    34185                     27835
                                  27843                    29652                    34178                     27051
                                  32353                    34460                    41363                     28944
                                  33399                    35575                    41405                     31366
      12/31/1999                  31667                    33728                    37386                     30271
                                  30621                    32613                    34661                     29893
                                  32680                    34843                    38339                     30332
                                  31569                    33659                    35911                     30811
                                  35882                    38293                    41327                     34252
                                  34869                    37213                    39307                     34017
                                  32908                    35122                    36617                     32863
                                  29118                    31045                    28659                     30383
                                  31382                    33494                    30169                     32707
                                  31979                    34131                    31892                     33436
                                  30320                    32362                    26376                     31527
                                  28595                    30523                    22601                     29183
      12/31/2000                  31846                    33954                    26368                     32403
                                  31979                    34131                    26244                     33158
                                  31614                    33742                    26258                     33024
                                  30950                    33034                    24487                     32531
                                  29524                    31513                    22712                     31467
                                  25842                    27623                    18959                     27553
                                  26207                    27976                    20952                     28772
                                  27865                    29780                    23207                     30912
                                  28429                    30382                    24089                     32509
                                  27965                    29886                    23307                     32340
                                  26737                    28578                    21986                     32380
                                  28263                    30240                    23664                     34695
      12/31/2001                  27235                    29144                    22411                     34533
                                  26870                    28719                    21742                     33950
                                  24283                    25996                    19343                     31465
                                  22093                    23626                    17463                     28417
                                  21795                    23343                    17403                     28560
                                  19904                    21327                    16020                     26259
                                  20899                    22388                    17261                     27397
                                  22027                    23591                    18612                     28982
                                  20700                    22176                    17487                     27791
                                  20501                    21964                    17316                     26979
                                  19804                    21221                    17165                     26337
                                  20169                    21646                    17485                     26558
      12/31/2002                  21463                    23025                    18675                     28486
                                  22956                    24652                    20472                     30847
                                  23221                    24935                    20764                     31240
                                  23851                    25607                    21506                     32348
                                  25145                    26986                    22691                     33816
                                  24283                    26067                    22251                     33298
      10/31/2003                  26372                    28330                    24044                     35816



The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

AVERAGE ANNUAL TOTAL RETURN

                                                               INCEPTION     1        5       10       SINCE
AS OF OCTOBER 31, 2003                                           DATE'D'    YEAR     YEAR    YEAR     INCEPTION
---------------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class A(2)                           7/1/93      19.91%   6.65%   10.18%     10.34%
HSBC Investor Mid-Cap Fund Class B(3)                           7/1/93      21.20%   6.96%    9.90%     10.07%
HSBC Investor Mid-Cap Fund Class C(4)                           7/1/93      24.81%   7.10%    9.97%     10.13%
HSBC Investor Mid-Cap Fund Trust                                7/1/93      26.54%   8.01%   10.97%     11.18%

(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
'D' Prior to July 1, 2000, HSBC Asset Management (Americas), Inc.
managed another pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the Fund since 1993. The assets from that CTF were converted into the HSBC
Investor Mid-Cap Fund on July 1. The CTF was not registered with the
Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions. Total returns of the CTF have been adjusted for the Fund's expenses.

The Fund has changed its standardized benchmark from the Standard & Poor's 400 Mid Cap Index to the Russell MidCap Growth Index to better represent the objectives of the Fund. The Standard & Poor's 400 Mid Cap Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Russell Midcap Growth Index measures the performance of those Russell securities in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 17

PORTFOLIO REVIEWS

HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND'D' (CLASS A (INVESTOR) SHARES, B SHARES AND C SHARES)

by David Fisher
Portfolio Manager
Capital Guardian Trust Company

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as a "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs Capital Guardian Trust Company as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including
Europe, Canada, Australia and the Far East.

For the year ended October 31, 2003, the shares of the HSBC Investor International Equity Fund produced a 21.03% return, and the Class A (Investor) Shares of the HSBC Investor Overseas Equity Fund returned 20.09% (without sales charge). That compared to a total return of 24.75% and 21.64% for the Funds' benchmark, the Morgan Stanley Capital International, Europe, Australasia and Far East Index and the Fund's peer group, the Lipper International Funds Average(1), respectively.

The Fund's absolute returns benefited from an international-equity rally, which was driven by investor expectations for an improving global economy. The Fund also benefited from a weakening U.S. dollar, which fell against the Euro and the British pound. Japanese stocks performed well as government intervention in the currency markets stabilized the yen and banking reform appeared to gain momentum.*

The Fund's performance relative to its benchmark benefited from our overweight position in the information technology sector, particularly among shares of semiconductor and semiconductor-equipment companies. Semiconductor-equipment stocks performed well as investors believed that semiconductor manufacturers would increase spending. The Fund's exposure to Japanese financial stocks also boosted relative performance, as such stocks were buoyed by the country's improving economic and financial picture.*

European financial stocks-particularly shares of insurance firms-were a drag on the Fund's relative performance. Although the Fund's insurance holdings rose from their 2002 lows, these companies continued to experience solvency problems during the period.*

--------------------------------------------------------------------------------
'D' International investing involves increased risk and volatility.
(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

18 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PEFORMANCE GRAPH]


                  HSBC Investor
                  International Equity
                  Fund                                         MSCI EAFE Index

         1/9/1995                   10000                                   10000
                                     9740                                    9618
                                     9800                                    9593
                                     9910                                   10194
                                    10300                                   10580
                                    10440                                   10457
                                    10330                                   10276
                                    10902                                   10919
                                    10771                                   10505
                                    11002                                   10713
                                    10831                                   10428
                                    11012                                   10720
       12/31/1995                   11254                                   11155
                                    11467                                   11204
                                    11528                                   11244
                                    11639                                   11486
                                    12045                                   11823
                                    12035                                   11608
                                    12090                                   11676
                                    11744                                   11338
                                    11917                                   11365
                                    12242                                   11670
                                    12263                                   11554
                                    12843                                   12016
       12/31/1996                   12950                                   11865
                                    13085                                   11452
                                    13324                                   11642
                                    13397                                   11687
                                    13667                                   11752
                                    14644                                   12520
                                    15497                                   13213
                                    16027                                   13430
                                    14779                                   12429
                                    15788                                   13128
                                    14301                                   12122
                                    14197                                   12001
       12/31/1997                   14208                                   12109
                                    14823                                   12665
                                    15874                                   13481
                                    16466                                   13899
                                    16690                                   14012
                                    16433                                   13948
                                    16187                                   14056
                                    16187                                   14202
                                    13839                                   12446
                                    13627                                   12067
                                    14801                                   13329
                                    15695                                   14015
       12/31/1998                   15975                                   14571
                                    16806                                   14531
                                    16443                                   14188
                                    17356                                   14784
                                    18292                                   15386
                                    17777                                   14597
                                    19217                                   15170
                                    19930                                   15624
                                    20305                                   15685
                                    20878                                   15846
                                    21744                                   16443
                                    23652                                   17018
       12/31/1999                   27319                                   18549
                                    26145                                   17373
                                    27693                                   17844
                                    28317                                   18539
                                    26944                                   17567
                                    25521                                   17142
                                    26857                                   17816
                                    25322                                   17072
                                    25846                                   17224
                                    23637                                   16389
                                    22626                                   16005
                                    21565                                   15408
       12/31/2000                   21952                                   15960
                                    22529                                   15952
                                    20461                                   14757
                                    19413                                   13780
                                    21253                                   14747
                                    20340                                   14238
                                    19413                                   13661
                                    18822                                   13414
                                    18204                                   13077
                                    16148                                   11755
                                    16874                                   12056
                                    17868                                   12501
       12/31/2001                   18116                                   12575
                                    17230                                   11908
                                    17325                                   11992
                                    18252                                   12705
                                    18211                                   12738
                                    18266                                   12911
                                    17352                                   12402
                                    15485                                   11179
                                    15185                                   11156
                                    13577                                    9961
                                    14626                                   10497
                                    15512                                   10975
       12/31/2002                   14788                                   10606
                                    14192                                   10164
                                    13859                                    9932
                                    13359                                    9744
                                    14594                                   10711
                                    15385                                   11369
                                    15690                                   11651
                                    16162                                   11935
                                    16398                                   12225
                                    16578                                   12604
       10/31/2003                   17702                                   13391



VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                        HSBC Investor Overseas
                        Equity Fund Class A
                        (Investor)2                              MSCI EAFE Index

           8/26/1996                    9497                                   10000
                                        9383                                   10100
                                        9630                                   10268
                                        9639                                   10166
                                       10066                                   10573
          12/31/1996                   10132                                   10439
                                       10227                                   10076
                                       10407                                   10244
                                       10388                                   10283
                                       10578                                   10340
                                       11301                                   11016
                                       11928                                   11626
                                       12318                                   11816
                                       11358                                   10936
                                       12108                                   11551
                                       10996                                   10666
                                       10920                                   10560
          12/31/1997                   10932                                   10654
                                       11404                                   11144
                                       12194                                   11861
                                       12628                                   12229
                                       12791                                   12329
                                       12579                                   12272
                                       12387                                   12367
                                       12387                                   12496
                                       10595                                   10950
                                       10393                                   10617
                                       11212                                   11727
                                       11876                                   12331
          12/31/1998                   12087                                   12820
                                       12695                                   12785
                                       12415                                   12484
                                       13090                                   13008
                                       13794                                   13538
                                       13389                                   12844
                                       14460                                   13347
                                       14981                                   13747
                                       15251                                   13800
                                       15656                                   13942
                                       16303                                   14468
                                       17711                                   14973
          12/31/1999                   20392                                   16320
                                       19474                                   15286
                                       20607                                   15700
                                       21056                                   16312
                                       20021                                   15457
                                       19006                                   15082
                                       19992                                   15675
                                       18840                                   15021
                                       19221                                   15155
                                       17561                                   14420
                                       16800                                   14082
                                       15999                                   13557
          12/31/2000                   16276                                   14042
                                       16692                                   14036
                                       15144                                   12984
                                       14365                                   12125
                                       15721                                   12975
                                       15027                                   12527
                                       14333                                   12020
                                       13906                                   11802
                                       13437                                   11505
                                       11911                                   10343
                                       12444                                   10607
                                       13170                                   10999
          12/31/2001                   13339                                   11064
                                       12687                                   10477
                                       12754                                   10551
                                       13427                                   11179
                                       13383                                   11208
                                       13427                                   11360
                                       12776                                   10912
                                       11484                                    9836
                                       11274                                    9816
                                       10114                                    8764
                                       10898                                    9236
                                       11561                                    9656
          12/31/2002                   11013                                    9332
                                       10544                                    8943
                                       10243                                    8739
                                        9864                                    8574
                                       10734                                    9424
                                       11225                                   10003
                                       11426                                   10251
                                       11805                                   10501
                                       12006                                   10756
                                       12263                                   11090
          10/31/2003                   13089                                   11782



The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

AVERAGE ANNUAL TOTAL RETURN

                                                               INCEPTION     1         5         SINCE
AS OF OCTOBER 31, 2003                                           DATE       YEAR     YEAR       INCEPTION
---------------------------------------------------------------------------------------------------------
HSBC Investor International Equity Fund                         1/9/95     21.03%    3.64%       6.70%
HSBC Investor Overseas Equity Fund Class A (Investor)(2)       8/26/96     14.08%    2.10%       3.82%
HSBC Investor Overseas Equity Fund Class B(3)                   1/6/98     15.26%    2.34%       2.20%
HSBC Investor Overseas Equity Fund Class C(4)                  11/4/98     18.28%     N/A        1.99%

(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Funds are measured against the Morgan Stanley Capital
International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 19

PORTFOLIO REVIEWS

HSBC INVESTOR SMALL CAP EQUITY FUND
HSBC INVESTOR OPPORTUNITY FUND'D' (CLASS A (INVESTOR) SHARES, B SHARES AND C SHARES)

by William A. Muggia
President - Chief Investment Officer
Westfield Capital Management

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management, as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

During the year ended October 31, 2003, the shares of the HSBC Investor Small Cap Equity Fund produced a 33.33% return and the Class A (Investor) Shares of the HSBC Investor Opportunity Fund produced a 32.31% return (without sales charge). The Funds' benchmark, the Russell 2000 Index and the Fund's peer group, the Lipper Mid-Cap Growth Funds Average(1), returned 36.29% and 26.48%, respectively.

Small-company stocks staged a powerful rally during the period, helping the Fund produce strong absolute returns. Investors anticipating an economic recovery bought shares of firms in cyclical industries. That trend especially boosted technology stocks, which were the best-performing sector among small caps. Shares of firms with weak business fundamentals led the rally, as those firms recovered from very poor performance during the previous three years.

The HSBC Investor Small Cap Equity Fund employs a "growth at a reasonable price" investment strategy. That approach led to an underweight position within technology stocks, because many technology shares had become very expensive relative to future earnings growth. We did increase the Fund's technology stake from dramatically underweight to modestly underweight during the period, because we believed that specific technology firms had rationalized their cost structures such that any top-line growth would translate into solid earnings growth.

Shares of the smallest firms, particularly firms without earnings, led the small-cap surge. Our investment strategy leads us to avoid more-speculative stocks in favor of what we view as higher-quality companies with proven business models. We believe that investors will again focus on proven management teams and that the portfolio could benefit from this shift.

Our decision to overweight the energy sector detracted from performance on a relative basis. Energy stocks lagged as investors rotated money into technology stocks. We maintained the Fund's 8% stake in energy shares-compared to the benchmark's 4% position-because the industry's fundamentals are very sound. The majority of the Fund's energy holdings operate in the natural gas industry, and they should benefit as supply for natural gas continues to outstrip demand. We believe this trend should become more dramatic as the economic rebound unfolds.*

We maintained the Fund's 28% health-care position (compared to 21% for the benchmark), because we believe attractive demographic trends and business fundamentals will produce good long-term returns in that industry. Additionally, we have found a number of companies within the healthcare services and facilities spaces that have benefited from consolidation and a stabilization of reimbursement trends.*

We began the period with an overweight position in financial-services stocks, but we trimmed those holdings as some stocks exceeded our price targets. Those reductions led us to under-weight
financial-services shares during most of the period, which helped relative returns.*
--------------------------------------------------------------------------------
'D' Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure.
    Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

(1) For additional information, please refer to the Glossary of Terms.
 *  Portfolio composition is subject to change.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

20 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR SMALL CAP EQUITY FUND
HSBC INVESTOR OPPORTUNITY FUND - AS OF OCTOBER 31, 2003

VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]


                 HSBC Investor Small
                 Cap Equity Fund                                Russell 2000 Index
        9/3/1996               10000                                       10000
                               10900                                       10391
                               10630                                       10231
                               11060                                       10652
      12/31/1996               10864                                       10931
                               11216                                       11150
                               10864                                       10879
                               10310                                       10366
                               10502                                       10395
                               11860                                       11551
                               12513                                       12047
                               13238                                       12607
                               13409                                       12896
                               14274                                       13839
                               13519                                       13231
                               13509                                       13146
      12/31/1997               13336                                       13376
                               13336                                       13165
                               14655                                       14138
                               15354                                       14721
                               15738                                       14803
                               15005                                       14006
                               15354                                       14035
                               14340                                       12899
                               11318                                       10394
                               12277                                       11208
                               12942                                       11665
                               13720                                       12276
      12/31/1998               15127                                       13036
                               14999                                       13209
                               13663                                       12139
                               13830                                       12328
                               14447                                       13433
                               15166                                       13629
                               16168                                       14246
                               15680                                       13855
                               15294                                       13342
                               15281                                       13345
                               16129                                       13399
                               18325                                       14199
      12/31/1999               22418                                       15806
                               21502                                       15553
                               26180                                       18121
                               25011                                       16926
                               23517                                       15908
                               22573                                       14980
                               25039                                       16286
                               23757                                       15762
                               26504                                       16965
                               25673                                       16466
                               25095                                       15731
                               21502                                       14116
      12/31/2000               23547                                       15329
                               25374                                       16127
                               22864                                       15069
                               20286                                       14332
                               23103                                       15453
                               23223                                       15833
                               24059                                       16379
                               22847                                       15493
                               21600                                       14992
                               18117                                       12974
                               19329                                       13733
                               21635                                       14797
      12/31/2001               23240                                       15710
                               22591                                       15547
                               21139                                       15120
                               22762                                       16336
                               21139                                       16485
                               20252                                       15753
                               18578                                       14971
                               16017                                       12710
                               16188                                       12678
                               15402                                       11767
                               15829                                       12145
                               16410                                       13229
      12/31/2002               15539                                       12492
                               15436                                       12146
                               14975                                       11779
                               15146                                       11931
                               16273                                       13062
                               18083                                       14464
                               18356                                       14726
                               19364                                       15647
                               20234                                       16364
                               19756                                       16062
      10/31/2003               21105                                       17411




VALUE OF A $10,000 INVESTMENT

[PERFORMANCE GRAPH]



                         HSBC Investor
                         Opportunity Fund Class
                         A (Investor)2                                Russell 2000 Index

          9/23/1996                 9497                                   10000
                                    9687                                   10100
                                    9307                                    9846
                                    9677                                   10252
         12/31/1996                 9501                                   10520
                                    9805                                   10730
                                    9501                                   10470
                                    9007                                    9976
                                    9169                                   10004
                                   10337                                   11117
                                   10907                                   11593
                                   11525                                   12133
                                   11667                                   12411
                                   12399                                   13319
                                   11753                                   12734
                                   11724                                   12651
         12/31/1997                11578                                   12873
                                   11578                                   12670
                                   12715                                   13607
                                   13317                                   14168
                                   13643                                   14246
                                   13011                                   13479
                                   13317                                   13507
                                   12428                                   12414
                                    9800                                   10003
                                   10630                                   10786
                                   11203                                   11226
                                   11865                                   11814
         12/31/1998                13080                                   12545
                                   12965                                   12712
                                   11808                                   11682
                                   11934                                   11865
                                   12471                                   12928
                                   13080                                   13117
                                   13932                                   13710
                                   13511                                   13334
                                   13164                                   12840
                                   13143                                   12843
                                   13869                                   12895
                                   15751                                   13665
         12/31/1999                19238                                   15212
                                   18415                                   14968
                                   22416                                   17439
                                   21421                                   16289
                                   20141                                   15309
                                   19352                                   14417
                                   21467                                   15674
                                   20347                                   15169
                                   22690                                   16327
                                   21970                                   15847
                                   21433                                   15140
                                   18346                                   13586
         12/31/2000                20062                                   14752
                                   21613                                   15520
                                   19466                                   14502
                                   17250                                   13793
                                   19636                                   14872
                                   19721                                   15237
                                   20420                                   15763
                                   19398                                   14910
                                   18324                                   14428
                                   15358                                   12486
                                   16363                                   13217
                                   18307                                   14240
         12/31/2001                19670                                   15119
                                   19091                                   14962
                                   17863                                   14552
                                   19244                                   15721
                                   17863                                   15865
                                   17096                                   15161
                                   15682                                   14408
                                   13534                                   12232
                                   13670                                   12201
                                   13006                                   11325
                                   13346                                   11688
                                   13841                                   12731
         12/31/2002                13108                                   12022
                                   13006                                   11689
                                   12614                                   11336
                                   12733                                   11482
                                   13670                                   12571
                                   15170                                   13920
                                   15392                                   14172
                                   16227                                   15059
                                   16943                                   15749
                                   16551                                   15458
         10/31/2003                17659                                   16756



The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

AVERAGE ANNUAL TOTAL RETURN

                                                               INCEPTION     1         5         SINCE
AS OF OCTOBER 31, 2003                                           DATE       YEAR     YEAR       INCEPTION
---------------------------------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund                            9/3/96      33.33%   10.28%       11.00%
HSBC Investor Opportunity Fund Class A (Investor)(2)          9/23/96      25.73%    8.40%        8.33%
HSBC Investor Opportunity Fund Class B(3)                      1/6/98      27.16%    8.72%        6.90%
HSBC Investor Opportunity Fund Class C(4)                     11/4/98      30.31%     N/A         8.40%

(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum of 4.00%.
(4) Reflects the contingent deferred sales charge maximum of 1.00%.
--------------------------------------------------------------------------------
The Funds are measured against the Russell 2000 Index, an unmanaged index generally representative of the performance of small-capitalization stocks. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. For more information about the HSBC Investor Funds, including fees, expenses, historical fund performance and ongoing charges, call 1-800-782-8183.

                                                HSBC INVESTOR FAMILY OF FUNDS 21

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................


 MUNICIPAL BONDS  - 90.2%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
GUAM  - 0.1%
Guam Economic Development Authority
 Revenue, 5.50%, 5/15/41, Callable
 5/15/11 @ 100.........................   100,000        86,378
                                                     ----------
NEW YORK  - 79.9%
Brookhaven, New York GO (FGIC Insured),
 5.50%, 10/1/12........................   500,000       552,580
Corning City, New York School District
 GO (FSA Insured), 4.00%, 6/15/08......   930,000       995,174
Corning City, New York School District
 GO (FSA Insured), 5.00%, 6/15/09......   790,000       881,719
Erie County, New York GO (FGIC
 Insured), 5.375%, 6/15/07.............   250,000       266,853
Guilderland, New York Central School
 District GO (FSA Insured), 3.50%,
 6/15/05...............................   250,000       258,990
Honeoye, New York Central School
 District GO (FGIC Insured), 3.00%,
 6/15/04...............................   310,000       313,757
Long Island, New York Power Authority
 Revenue (MBIA Insured), 4.50%, 4/1/11,
 Mandatory Tender 4/1/05 @ 100......... 1,075,000     1,122,504
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.25%, 7/1/17, Prerefunded 7/1/08 @
 100.5................................. 1,145,000     1,299,311
Metropolitan Transportation Authority
 of New York Revenue (FSA Insured),
 5.00%, 11/15/32, Callable 11/15/12 @
 100................................... 1,625,000     1,637,902
Metropolitan Transportation Authority
 of New York Revenue (MBIA Insured),
 5.50%, 1/1/19.........................   480,000       525,274
Metropolitan Transportation Authority
 of New York Revenue, Escrowed to
 Maturity, 5.75%, 7/1/13...............   285,000       328,491
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.625%, 1/1/10........................ 1,240,000     1,376,970
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.75%, 1/1/14.........................   750,000       837,443
Nassau County Interim Finance Authority
 (MBIA Insured), 5.00%, 11/15/11.......   500,000       554,590
New York City GO, 5.00%, 8/1/05........ 1,000,000     1,056,690
New York City GO, 5.00%, 8/1/08........   990,000     1,078,516
New York City GO, 6.00%, 8/1/14,
 Callable 8/1/07 @ 101................. 1,000,000     1,113,410
New York City Housing Development Corp.
 Revenue, AMT, 5.60%, 11/1/19..........   100,000       104,034
New York City Industrial Development
 Agency (FSA Insured), 5.00%,
 11/15/19.............................. 1,000,000     1,047,900
New York City Municipal Assistance
 Corp. Revenue, 6.00%, 7/1/06.......... 1,000,000     1,115,780
New York City Municipal Water Finance
 Authority Revenue, 5.00%, 6/15/34,
 Callable 6/15/13 @ 100................ 1,800,000     1,800,306
New York City Transitional Finance
 Authority Revenue, 5.25%, 5/1/17,
 Callable 5/1/11 @ 100.................   400,000       427,844
New York City Transitional Finance
 Authority Revenue, 5.25%, 2/1/29,
 Callable 2/1/11 @ 100................. 1,500,000     1,640,595
New York City Transitional Finance
 Authority Revenue, 5.00%, 5/1/30,
 Callable 11/1/12 @ 101................ 1,500,000     1,502,160
New York State Dormitory Authority
 Revenue, 5.00%, 4/1/07................   500,000       545,655

---------------------------------------------------------------




---------------------------------------------------------------


 MUNICIPAL BONDS, CONTINUED

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Dormitory Authority
 Revenue, 6.50%, 8/15/11...............   225,000       267,597
New York State Dormitory Authority
 Revenue, 5.25%, 7/1/13, Callable
 7/1/08 @ 101..........................   500,000       548,795
New York State Dormitory Authority
 Revenue, 5.50%, 8/15/17...............   990,000     1,043,529
New York State Dormitory Authority
 Revenue, 5.50%, 8/15/17, Prerefunded
 2/15/07 @ 102.........................    10,000        11,353
New York State Dormitory Authority
 Revenue, 6.00%, 7/1/19, Callable
 7/1/09 @ 101..........................   350,000       402,031
New York State Dormitory Authority
 Revenue (FSA Insured), 5.25%, 8/15/19,
 Callable 8/15/12 @ 100................ 1,000,000     1,071,120
New York State Dormitory Authority
 Revenue (AMBAC Insured), 4.00%,
 7/1/04................................   975,000       993,788
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.50%,
 8/1/10................................   750,000       851,648
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.50%,
 7/1/18................................   500,000       567,665
New York State Dormitory Authority
 Revenue (CIFG Group Insured), 3.00%,
 7/1/05................................ 1,025,000     1,052,429
New York State Dormitory Authority
 Revenue (CIFG Group Insured), 4.00%,
 7/1/06................................ 1,120,000     1,185,654
New York State Dormitory Authority
 Revenue (FSA Insured), 5.25%, 7/1/18,
 Callable 7/1/12 @ 101................. 1,460,000     1,582,714
New York State Dormitory Authority
 Revenue (MBIA Insured), 5.50%,
 7/1/23................................ 1,300,000     1,432,443
New York State Dormitory Authority
 Revenue, Series A (FSA Insured),
 5.00%, 7/1/26, Callable 7/1/11 @
 102...................................   500,000       505,700
New York State Environmental Facscorp,
 5.70%, 1/15/14, Callable 7/15/09 @
 101...................................    15,000        17,567
New York State Environmental Facscorp,
 5.70%, 1/15/14, Callable 7/15/09 @
 101...................................   415,000       467,805
New York State Environmental Facscorp,
 5.70%, 1/15/14, Prerefunded 7/15/09 @
 101...................................   570,000       667,532
New York State Local Government
 Assistance Corp. Revenue, 6.00%,
 4/1/16, Prerefunded 4/1/05 @ 102...... 1,000,000     1,087,320
New York State Mortgage Agency Revenue,
 AMT, 5.60%, 10/1/14, Callable 9/1/07 @
 101.5................................. 1,000,000     1,050,190
New York State Thruway Authority
 Revenue, 5.50%, 4/1/11................ 1,000,000     1,130,180
New York State Thruway Authority
 Revenue, 5.50%, 3/15/20...............   500,000       542,150
New York State Thruway Authority
 Revenue, Series A, 5.00%, 3/15/19..... 1,400,000     1,466,066
New York State Thruway Authority
 Revenue (MBIA Insured), 5.00%,
 3/15/21, Callable 3/15/13 @ 100.......   500,000       516,215
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.25%, 4/1/07...............   300,000       332,460
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.50%, 4/1/17, Callable
 4/1/11 @ 101.......................... 1,000,000     1,100,160


22    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

---------------------------------------------------------------

 MUNICIPAL BONDS, CONTINUED

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12, Callable
 4/1/07 @ 102.......................... 1,000,000     1,146,950
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12................   500,000       569,385
New York State Urban Development Corp.
 Revenue, 5.125%, 1/1/25, Prerefunded
 1/1/11 @ 100..........................   175,000       195,939
New York State Urban Development Corp.
 Revenue (MBIC Insured), 5.00%,
 3/15/33, Callable 3/15/13 @ 100.......   500,000       504,065
New York State Urban Development Corp.
 Revenue, Series A (MBIA Insured),
 6.50%, 1/1/09.........................   500,000       587,865
Niagara Falls New York Bridge Common
 Toll Revenue, 2.00%, 10/1/05..........   400,000       405,280
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/14........................   300,000       323,709
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/15........................   665,000       714,210
Peru, New York Central School District
 (FGIC Insured), 4.00%, 6/15/04........   225,000       229,118
Port Authority of New York & New Jersey
 Revenue, 5.00%, 9/1/27................   795,000       799,182
Port Authority of New York & New Jersey
 Revenue, 5.375%, 3/1/28............... 1,100,000     1,175,019
Port Authority of New York & New Jersey
 Special Obligation Revenue, AMT,
 5.75%, 12/1/22, Callable 12/1/07 @
 102...................................   500,000       551,620
Triborough, New York Bridge & Tunnel
 Authority Revenue, 5.00%, 11/15/32,
 Callable 11/15/12 @ 100...............   800,000       803,448
Triborough, New York Bridge & Tunnel
 Authority Revenue (MBIA Insured),
 5.00%, 11/15/32....................... 1,000,000     1,008,620
                                                     ----------
                                                     51,292,969
                                                     ----------
PUERTO RICO  - 10.2%
Puerto Rico Commonwealth (FGIC
 Insured), 5.25%, 7/1/17, Callable
 7/1/13 @ 100..........................   500,000       548,830
Puerto Rico Commonwealth, Public
 Improvement, Series A (MBIA Insured),
 5.125%, 7/1/31, Callable 7/1/11 @
 100................................... 1,650,000     1,694,814
Puerto Rico Electric Power Authority
 Revenue (MBIA Insured), 5.25%,
 7/1/22................................ 1,000,000     1,092,650
Puerto Rico Electric Power Authority
 Revenue, Series HH (FSA Insured),
 5.25%, 7/1/29, Callable 7/1/10 @
 101................................... 1,430,000     1,486,571
Puerto Rico Municipal Financial Agency
 (FSA Insured), 5.00%, 8/1/27..........   250,000       255,025
Puerto Rico Public Buildings Authority
 Revenue, Government Facilities, Series
 D, 5.375%, 7/1/33, Callable 7/1/12 @
 100...................................   900,000       925,983
Puerto Rico Publishing Finance Corp.
 Revenue (AMBAC Insured), 5.375%,
 6/1/18................................   500,000       564,150
                                                     ----------
                                                      6,568,023
                                                     ----------
TOTAL MUNICIPAL BONDS..................              57,947,370
                                                     ----------

---------------------------------------------------------------




---------------------------------------------------------------



 VARIABLE RATE DEMAND NOTES*  - 5.6%

                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
NEW YORK - 5.6%
Long Island, New York Power Authority
 Revenue (LOC Bayerische Landesbank),
 1.15%, 5/1/33......................... 1,500,000     1,500,000
New York City GO (LOC JP Morgan),
 1.13%, 8/1/20.........................   300,000       300,000
New York State Job Development
 Authority, AMT (LOC Bayerische
 Landesbank), 1.13%, 3/1/05............ 1,300,000     1,300,000
New York City Water & Sewer Authority
 Revenue (SPA LOC Bayerische
 Landesbank), 1.13%, 6/15/35...........   500,000       500,000
                                                     ----------
TOTAL VARIABLE RATE DEMAND NOTES*......               3,600,000
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES - 2.8%

Provident New York Tax-Free Money
 Market Fund...........................  1,772,351    1,772,351
                                                     ----------
TOTAL INVESTMENT COMPANIES.............               1,772,351
                                                     ----------
TOTAL INVESTMENTS
 (COST $60,759,864) (a)  - 98.6%.......              63,319,721
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $64,219,651.

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..........  $2,648,002
    Unrealized depreciation..........    (88,145)
                                       ----------
    Net unrealized appreciation......  $2,559,857
                                       ----------
                                       ----------

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2003. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT  -- Interest on security is subject to Federal Alternative
        Minimum Tax
FGIC -- Federal Guaranty Insurance Corporation
FSA  -- Financial Security Assurance
GO   -- General Obligation
LOC  -- Letter of Credit
SPA  -- Standby Purchase Agreement


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    23

          HSBC INVESTOR BALANCED FUND

          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003


---------------------------------------------------------------

 COMMON STOCKS  - 57.5%
                                          SHARES      VALUE($)
                                         ---------   ----------
AEROSPACE & DEFENSE  - 0.7%
United Technologies Corp...............       300        25,407
                                                     ----------
AIR FREIGHT & LOGISTICS  - 0.3%
United Parcel Service, Inc.,
 Class B...............................       160        11,603
                                                     ----------
BANKING  - 3.2%
Bank of America Corp...................       700        53,011
Mellon Financial Corp..................       600        17,922
Wells Fargo & Co.......................       800        45,056
                                                     ----------
                                                        115,989
                                                     ----------
BIOTECHNOLOGY  - 0.7%
Amgen, Inc. (b)........................       400        24,704
                                                     ----------
CHEMICALS  - 0.6%
Du Pont (E.I) de Nemours and Co........       500        20,200
                                                     ----------
COMMERCIAL SERVICES  - 0.7%
Cendant Corp. (b)......................     1,200        24,516
                                                     ----------
COMPUTER SOFTWARE  - 4.0%
Affiliated Computer Services, Inc.
 (b)...................................       230        11,254
First Data Corp........................       690        24,633
Microsoft Corp.........................     2,600        67,990
Oracle Corp. (b).......................     3,200        38,272
                                                     ----------
                                                        142,149
                                                     ----------
COMPUTERS  - 2.8%
Dell, Inc. (b).........................     1,030        37,204
Hewlett-Packard Co.....................     1,700        37,927
International Business Machines
 Corp..................................       300        26,844
                                                     ----------
                                                        101,975
                                                     ----------
CONSUMER PRODUCTS  - 4.8%
Altria Group, Inc......................     1,000        46,500
Anheuser-Busch Cos., Inc...............       300        14,778
PepsiCo, Inc...........................       800        38,256
The Coca-Cola Co.......................       500        23,200
The Procter & Gamble Co................       280        27,521
TJX Companies, Inc.....................     1,000        20,990
                                                     ----------
                                                        171,245
                                                     ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 4.8%
3M Co..................................       300        23,661
General Electric Co....................     2,800        81,228
ITT Industries, Inc....................       200        13,598
Parker Hannifin Corp...................       300        15,291
SPX Corp. (b)..........................       200         9,624
Tyco International Ltd.................     1,300        27,144
                                                     ----------
                                                        170,546
                                                     ----------
ELECTRIC UTILITIES  - 1.6%
Exelon Corp............................       700        44,415
Southern Co............................       400        11,920
                                                     ----------
                                                         56,335
                                                     ----------
ELECTRONIC COMPONENTS &
SEMICONDUCTORS  - 1.9%
Intel Corp.............................     2,100        69,405
                                                     ----------
ENERGY EQUIPMENT & SERVICES  - 1.1%
Nabors Industries Ltd. (b).............     1,010        38,178
                                                     ----------




---------------------------------------------------------------

 COMMON STOCKS, CONTINUED

                                          SHARES      VALUE($)
                                         ---------   ----------
FINANCIAL SERVICES  - 6.5%
Capital One Financial Corp.............       200        12,160
Citigroup, Inc.........................     1,700        80,580
Countrywide Credit Industries, Inc.....       200        21,024
Fannie Mae.............................       300        21,507
Goldman Sachs Group, Inc...............       400        37,560
J.P. Morgan Chase & Co.................     1,100        39,490
Merrill Lynch & Co., Inc...............       400        23,680
                                                     ----------
                                                        236,001
                                                     ----------
FOREST PRODUCTS & PAPER  - 0.9%
International Paper Co.................       800        31,480
                                                     ----------
HEALTH CARE  - 2.3%
Cardinal Health, Inc...................       600        35,604
Caremark Rx, Inc. (b)..................     1,200        30,060
Guidant Corp...........................       300        15,303
                                                     ----------
                                                         80,967
                                                     ----------
INSURANCE  - 2.3%
American International Group, Inc......       700        42,581
The Allstate Corp......................       600        23,700
Willis Group Holdings Ltd..............       530        17,649
                                                     ----------
                                                         83,930
                                                     ----------
LEISURE EQUIPMENT & PRODUCTS  - 0.9%
Mattel, Inc............................     1,600        30,976
                                                     ----------
MEDIA  - 1.6%
Time Warner, Inc. (b)..................     1,400        21,406
Viacom, Inc. Class B...................       900        35,883
                                                     ----------
                                                         57,289
                                                     ----------
METALS & MINING  - 0.4%
Alcoa, Inc.............................       400        12,628
                                                     ----------
OIL & GAS  - 2.2%
Exxon Mobil Corp.......................     1,600        58,528
Occidental Petroleum Corp..............       600        21,156
                                                     ----------
                                                         79,684
                                                     ----------
PHARMACEUTICALS  - 4.9%
Abbott Laboratories....................       600        25,572
Johnson & Johnson......................       700        35,231
Merck & Co., Inc.......................       400        17,700
Pfizer, Inc............................     2,400        75,840
Wyeth..................................       500        22,070
                                                     ----------
                                                        176,413
                                                     ----------
RETAIL  - 4.7%
Abercrombie & Fitch Co., Class A (b)...       600        17,100
Home Depot, Inc........................     1,100        40,777
Kohl's Corp. (b).......................       500        28,035
Target Corp............................       300        11,922
Wal-Mart Stores, Inc...................     1,200        70,740
                                                     ----------
                                                        168,574
                                                     ----------
TELECOMMUNICATIONS  - 3.6%
Cisco Systems, Inc. (b)................     2,300        48,254
Comcast Corp. Class A (b)..............       700        23,744
SBC Communications, Inc................       900        21,582
Verizon Communications, Inc............     1,100        36,960
                                                     ----------
                                                        130,540
                                                     ----------
TOTAL COMMON STOCKS....................               2,060,734
                                                     ----------

24    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR BALANCED FUND

---------------------------------------------------------------

 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 36.6%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------

FEDERAL HOME LOAN BANK  - 3.6%
3.25%, 8/15/05.........................   125,000       127,725
                                                     ----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 13.9%
2.125%, 11/15/05.......................   100,000        99,982
4.75%, 1/2/07..........................   100,000       104,921
5.375%, 11/15/11.......................    50,000        52,968
Pool #A11010, 5.00%, 7/1/33............   248,127       244,348
                                                     ----------
                                                        502,219
                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 3.1%
Pool #2687, 6.00%, 12/20/28............   108,662       112,081
                                                     ----------
U.S. TREASURY BONDS  - 2.1%
5.25%, 2/15/29.........................    75,000        74,921
                                                     ----------
U.S. TREASURY NOTES  - 13.9%
2.375%, 8/15/06........................    50,000        50,156
2.625%, 5/15/08........................   275,000       269,576
4.375%, 8/15/12........................   175,000       177,652
                                                     ----------
                                                        497,384
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS....................               1,314,330
                                                     ----------

---------------------------------------------------------------





 INVESTMENT COMPANIES  - 4.5%

                                          SHARES      VALUE($)
                                         ---------   ----------
Dreyfus Cash Management Fund...........   162,985       162,985
                                                     ----------
TOTAL INVESTMENT COMPANIES.............                 162,985
                                                     ----------
TOTAL INVESTMENTS
 (COST $3,377,114) (A)  - 98.6%........               3,538,049
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $3,588,470.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $131,636. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.................  $67,434
    Unrealized depreciation.................  (38,135)
                                              -------
    Net unrealized appreciation.............  $29,299
                                              -------
                                              -------

(b) Represents non-income producing security.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    25

          HSBC INVESTOR EQUITY FUND

          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003

-----------------------------------------------------------------

 COMMON STOCKS  - 96.8%
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE  - 2.1%
Lockheed Martin Corp. ...................     12,350      572,546
United Technologies Corp. ...............      9,519      806,164
                                                       ----------
                                                        1,378,710
                                                       ----------
AUTO PARTS & EQUIPMENT  - 0.9%
Johnson Controls, Inc. ..................      5,550      596,792
                                                       ----------
BANKING  - 4.4%
Bank of America Corp. ...................     20,450    1,548,679
Wells Fargo & Co. .......................     24,500    1,379,840
                                                       ----------
                                                        2,928,519
                                                       ----------
BIOTECHNOLOGY  - 1.7%
Amgen, Inc. (b)..........................     14,800      914,048
Gilead Sciences, Inc. (b)................      4,000      218,320
                                                       ----------
                                                        1,132,368
                                                       ----------
CHEMICALS  - 1.5%
Air Products and Chemicals, Inc. ........      6,800      308,788
Du Pont (E.I) de Nemours and Co. ........     17,350      700,940
                                                       ----------
                                                        1,009,728
                                                       ----------
COMMERCIAL SERVICES  - 1.6%
Cendant Corp. (b)........................     53,000    1,082,790
                                                       ----------
COMPUTER SOFTWARE  - 6.6%
Affiliated Computer Services, Inc. (b)...      4,100      200,613
Electronic Arts, Inc. (b)................      3,575      354,068
Intuit, Inc. (b).........................      5,450      272,391
Mercury Interactive Corp. (b)............      8,200      380,808
Microsoft Corp. .........................     76,150    1,991,323
Symantec Corp. (b).......................      6,300      419,895
Unisys Corp. (b).........................      2,100       32,256
Veritas Software Corp. (b)...............     19,300      697,695
                                                       ----------
                                                        4,349,049
                                                       ----------
COMPUTERS  - 2.4%
Dell, Inc. (b)...........................     30,300    1,094,436
Hewlett-Packard Co. .....................     23,300      519,823
                                                       ----------
                                                        1,614,259
                                                       ----------
CONSTRUCTION & HOUSING  - 0.3%
Masco Corp. .............................      7,750      213,125
                                                       ----------
CONSUMER MANUFACTURING  - 0.8%
Harley-Davidson, Inc. ...................     10,500      497,805
                                                       ----------
CONSUMER PRODUCTS  - 6.2%
Anheuser-Busch Cos., Inc. ...............      2,900      142,854
Avon Products, Inc. .....................      7,600      516,496
Colgate-Palmolive Co. ...................      5,850      311,162
Diageo PLC ADR...........................     17,150      819,942
PepsiCo, Inc. ...........................     23,550    1,126,160
The Clorox Co. ..........................      9,450      428,085
The Estee Lauder Cos., Inc. Class A......      2,100       78,519
The Procter & Gamble Co. ................      5,650      555,339
Tiffany & Co. ...........................      2,400      113,880
                                                       ----------
                                                        4,092,437
                                                       ----------




-----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE($)
                                           ---------   ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 3.4%
Danaher Corp. ...........................      3,100      256,835
General Electric Co. ....................     50,213    1,456,679
Tyco International Ltd. .................     26,350      550,188
                                                       ----------
                                                        2,263,702
                                                       ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 6.2%
Altera Corp. (b).........................     14,500      293,335
Broadcom Corp. (b).......................     12,300      392,985
Flextronics International Ltd. (b).......     11,840      165,760
Intel Corp. .............................     45,240    1,495,182
Koninklijke (Royal) Philips Electronics
 NV ADR..................................     35,331      948,284
Linear Technology Corp. .................      9,400      400,534
Maxim Integrated Products, Inc. .........      8,000      397,680
                                                       ----------
                                                        4,093,760
                                                       ----------
FINANCIAL SERVICES  - 12.2%
Citigroup, Inc. .........................     56,725    2,688,764
Fannie Mae...............................     10,700      767,083
Goldman Sachs Group, Inc. ...............     12,900    1,211,310
MBNA Corp. ..............................     43,250    1,070,438
Merrill Lynch & Co., Inc. ...............     10,600      627,520
Morgan Stanley...........................     31,100    1,706,457
                                                       ----------
                                                        8,071,572
                                                       ----------
GAS & ELECTRIC UTILITY  - 2.1%
Entergy Corp. ...........................     15,550      838,145
Public Service Enterprise Group, Inc. ...     13,500      551,745
                                                       ----------
                                                        1,389,890
                                                       ----------
HEALTH CARE  - 4.5%
Aventis ADR..............................     14,750      781,160
Caremark Rx, Inc. (b)....................     14,400      360,720
Express Scripts, Inc. (b)................      2,500      137,300
Health Management Associates, Inc. ......     11,200      248,080
Medtronic, Inc. .........................     11,300      514,941
Stryker Corp. ...........................      2,400      194,664
UnitedHealth Group, Inc. ................      2,850      145,008
Wellpoint Health Networks, Inc. (b)......      4,700      417,830
Zimmer Holdings, Inc. (b)................      2,400      153,144
                                                       ----------
                                                        2,952,847
                                                       ----------
INSURANCE  - 6.1%
American International Group, Inc. ......     34,900    2,122,967
MetLife, Inc. ...........................     23,450      736,330
The Progressive Corp. ...................      2,000      147,600
Travelers Property Casualty Corp. .......     55,418      903,313
Willis Group Holdings Ltd. ..............      3,900      129,870
                                                       ----------
                                                        4,040,080
                                                       ----------
INTERNET RELATED  - 0.9%
Ebay, Inc. (b)...........................      8,800      492,272
Yahoo!, Inc. (b).........................      2,100       91,770
                                                       ----------
                                                          584,042
                                                       ----------

26    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR EQUITY FUND

-----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE($)
                                           ---------   ----------
LEISURE  - 0.6%
Carnival Corp. ..........................     10,500      366,555
                                                       ----------
MEDIA  - 4.9%
Clear Channel Communications, Inc. ......     23,700      967,434
Cox Communications, Inc. Class A (b).....      3,500      119,245
Gannett Co., Inc. .......................      8,440      709,888
Liberty Media Corp. Class A (b)..........     69,600      702,264
Time Warner, Inc. (b)....................      5,350       81,802
Viacom, Inc. Class B.....................     15,800      629,946
                                                       ----------
                                                        3,210,579
                                                       ----------
OIL & GAS  - 6.2%
BP PLC ADR...............................     27,400    1,161,212
ConocoPhillips...........................     18,662    1,066,533
EnCana Corp. ............................     21,927      753,631
Noble Corp. (b)..........................     11,400      391,362
Occidental Petroleum Corp. ..............     20,100      708,726
                                                       ----------
                                                        4,081,464
                                                       ----------
PHARMACEUTICALS  - 8.2%
Abbott Laboratories......................     18,450      786,339
Alcon, Inc. .............................      2,800      154,308
Allergan, Inc. ..........................      4,580      346,340
Forest Laboratories, Inc. (b)............      8,400      420,084
Johnson & Johnson........................     20,100    1,011,633
Pfizer, Inc. ............................     69,250    2,188,299
Wyeth....................................     11,900      525,266
                                                       ----------
                                                        5,432,269
                                                       ----------
REAL ESTATE  - 0.3%
Centex Corp. ............................        900       87,750
Lennar Corp. ............................      1,000       91,850
                                                       ----------
                                                          179,600
                                                       ----------
RETAIL  - 5.3%
Bed Bath & Beyond, Inc. (b)..............     12,000      506,880
Lowe's Cos., Inc. .......................     19,700    1,160,921
Staples, Inc. (b)........................     14,700      394,254
Target Corp. ............................     16,550      657,697
Wal-Mart Stores, Inc. ...................     13,300      784,035
                                                       ----------
                                                        3,503,787
                                                       ----------



-----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE($)
                                           ---------   ----------

TELECOMMUNICATIONS  - 6.7%
BellSouth Corp. .........................     36,700      965,577
Cisco Systems, Inc. (b)..................     41,200      864,376
Comcast Corp. Class A (b)................     32,102    1,088,900
Comcast Corp. Special Class A (b)........     20,400      665,448
EchoStar Communications Corp. Class A (b)      1,287       49,318
Juniper Networks, Inc. (b)...............     26,300      473,137
Motorola, Inc. ..........................     23,400      316,602
                                                       ----------
                                                        4,423,358
                                                       ----------
TRANSPORTATION  - 0.7%
Union Pacific Corp. .....................      7,250      453,850
                                                       ----------
TOTAL COMMON STOCKS......................              63,942,937
                                                       ----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.8%
Dreyfus Cash Management Fund.............  1,855,126    1,855,126
                                                       ----------
TOTAL INVESTMENT COMPANIES...............               1,855,126
                                                       ----------
TOTAL INVESTMENTS
 (COST $58,910,482) (a)  - 99.6%........               65,798,063
                                                       ----------
                                                       ----------

--------------

Percentages indicated are based on net assets of $66,066,370.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,390,665. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...............  $3,811,428
    Unrealized depreciation...............    (314,512)
                                            ----------
    Net unrealized appreciation...........  $3,496,916
                                            ----------
                                            ----------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    27

          HSBC INVESTOR GROWTH AND INCOME FUND

          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003

---------------------------------------------------------------

 COMMON STOCKS  - 99.2%
                                         SHARES      VALUE($)
                                        ---------   -----------
AEROSPACE & DEFENSE  - 1.0%
United Technologies Corp. ............    25,100      2,125,719
                                                    -----------
AIR FREIGHT & LOGISTICS  - 0.5%
United Parcel Service, Inc. ..........    15,700      1,138,564
                                                    -----------
BANKING  - 5.5%
Bank of America Corp. ................    71,900      5,444,987
Mellon Financial Corp. ...............    54,600      1,630,902
Wells Fargo & Co. ....................    78,200      4,404,224
                                                    -----------
                                                     11,480,113
                                                    -----------
BIOTECHNOLOGY  - 1.3%
Amgen, Inc. (b).......................    42,700      2,637,152
                                                    -----------
CHEMICALS  - 1.0%
Du Pont (E.I) de Nemours and Co. .....    53,600      2,165,440
                                                    -----------
COMMERCIAL SERVICES  - 1.2%
Cendant Corp. (b).....................   126,420      2,582,761
                                                    -----------
COMPUTER SOFTWARE  - 6.9%
Affiliated Computer Services, Inc.
 (b)..................................    23,110      1,130,772
First Data Corp. .....................    69,900      2,495,430
Microsoft Corp. ......................   259,400      6,783,310
Oracle Corp. (b)......................   325,700      3,895,372
                                                    -----------
                                                     14,304,884
                                                    -----------
COMPUTERS  - 5.1%
Dell, Inc. (b)........................    98,700      3,565,044
Hewlett-Packard Co. ..................   177,000      3,948,870
International Business Machines
 Corp. ...............................    33,300      2,979,684
                                                    -----------
                                                     10,493,598
                                                    -----------
CONSUMER PRODUCTS  - 8.5%
Altria Group, Inc. ...................   100,200      4,659,300
Anheuser-Busch Cos., Inc. ............    30,300      1,492,578
PepsiCo, Inc. ........................    87,900      4,203,378
The Coca-Cola Co. ....................    50,300      2,333,920
The Procter & Gamble Co. .............    26,680      2,622,377
TJX Companies, Inc. ..................    99,800      2,094,802
                                                    -----------
                                                     17,406,355
                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 8.0%
3M Co. ...............................    22,300      1,758,801
General Electric Co. .................   292,700      8,491,227
ITT Industries, Inc. .................    18,400      1,251,016
Parker Hannifin Corp. ................    26,400      1,345,608
SPX Corp. (b).........................    20,300        976,836
Tyco International Ltd. ..............   137,600      2,873,088
                                                    -----------
                                                     16,696,576
                                                    -----------
ELECTRIC UTILITIES  - 2.5%
Exelon Corp. .........................    64,100      4,067,145
Southern Co. .........................    37,500      1,117,500
                                                    -----------
                                                      5,184,645
                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 3.1%
Intel Corp. ..........................   197,600      6,530,680
                                                    -----------
ENERGY EQUIPMENT & SERVICES  - 1.9%
Nabors Industries Ltd. (b)............   102,450      3,872,610
                                                    -----------
FINANCIAL SERVICES  - 11.5%
Capital One Financial Corp. ..........    17,000      1,033,600
Citigroup, Inc. ......................   167,000      7,915,800
Countrywide Credit Industries,
 Inc. ................................    22,400      2,354,688
Fannie Mae............................    30,300      2,172,207
Goldman Sachs Group, Inc. ............    41,800      3,925,020
J.P. Morgan Chase & Co. ..............   116,300      4,175,170
Merrill Lynch & Co., Inc. ............    35,500      2,101,600
                                                    -----------
                                                     23,678,085
                                                    -----------
FOREST PRODUCTS & PAPER  - 1.4%
International Paper Co. ..............    75,800      2,982,730
                                                    -----------



---------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------

HEALTH CARE  - 3.7%
Cardinal Health, Inc. ................    54,300      3,222,162
Caremark Rx, Inc. (b).................   110,400      2,765,520
Guidant Corp. ........................    33,400      1,703,734
                                                    -----------
                                                      7,691,416
                                                    -----------
INSURANCE  - 4.3%
American International Group, Inc. ...    74,900      4,556,167
The Allstate Corp. ...................    65,400      2,583,300
Willis Group Holdings Ltd. ...........    51,400      1,711,620
                                                    -----------
                                                      8,851,087
                                                    -----------
LEISURE EQUIPMENT & PRODUCTS  - 1.5%
Mattel, Inc. .........................   156,800      3,035,648
                                                    -----------
MEDIA  - 2.7%
Time Warner, Inc. (b).................   140,700      2,151,303
Viacom, Inc. Class B..................    88,300      3,520,521
                                                    -----------
                                                      5,671,824
                                                    -----------
METALS & MINING  - 0.6%
Alcoa, Inc. ..........................    41,150      1,299,106
                                                    -----------
OIL & GAS  - 3.8%
Exxon Mobil Corp. ....................   159,900      5,849,142
Occidental Petroleum Corp. ...........    60,000      2,115,600
                                                    -----------
                                                      7,964,742
                                                    -----------
PHARMACEUTICALS  - 8.6%
Abbott Laboratories...................    63,300      2,697,846
Johnson & Johnson.....................    76,100      3,830,113
Merck & Co., Inc. ....................    36,260      1,604,505
Pfizer, Inc. .........................   237,200      7,495,520
Wyeth.................................    46,700      2,061,338
                                                    -----------
                                                     17,689,322
                                                    -----------
RETAIL  - 8.2%
Abercrombie & Fitch Co., Class A
 (b)..................................    60,500      1,724,250
Home Depot, Inc. .....................   120,600      4,470,642
Kohl's Corp. (b)......................    42,700      2,394,189
Target Corp. .........................    31,000      1,231,940
Wal-Mart Stores, Inc. ................   122,200      7,203,690
                                                    -----------
                                                     17,024,711
                                                    -----------
TELECOMMUNICATIONS  - 6.4%
Cisco Systems, Inc. (b)...............   240,200      5,039,396
Comcast Corp. Class A (b).............    66,200      2,245,504
SBC Communications, Inc. .............   101,800      2,441,164
Verizon Communications, Inc. .........   108,100      3,632,160
                                                    -----------
                                                     13,358,224
                                                    -----------
TOTAL COMMON STOCKS...................              205,865,992
                                                    -----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.7%

Dreyfus Cash Management Fund.......... 1,532,564      1,532,564
                                                    -----------
TOTAL INVESTMENT COMPANIES............                1,532,564
                                                    -----------
TOTAL INVESTMENTS
 (COST $177,082,487) (a)  - 99.9%.....              207,398,556
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $207,520,801.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,303,023. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.............  $ 32,113,320
    Unrealized depreciation.............    (3,100,274)
                                          ------------
    Net unrealized appreciation.........  $ 29,013,046
                                          ------------
                                          ------------

(b) Represents non-income producing security.

28    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR MID-CAP FUND

          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003

----------------------------------------------------------------

 COMMON STOCKS  - 99.4%
                                           SHARES     VALUE($)
                                           -------   -----------
AEROSPACE & DEFENSE  - 1.1%
L-3 Communications Holdings, Inc. (b)....   40,000     1,869,600
                                                     -----------
BANKING  - 1.9%
Astoria Financial Corp. .................   44,000     1,524,160
New York Community Bancorp, Inc. ........   11,666       422,309
TCF Financial Corp. .....................   25,000     1,304,500
                                                     -----------
                                                       3,250,969
                                                     -----------
BIOTECHNOLOGY  - 3.3%
Chiron Corp. (b).........................   19,300     1,054,359
Genzyme Corp. (b)........................   16,000       734,400
Gilead Sciences, Inc. (b)................   17,500       955,150
IDEC Pharmaceuticals Corp. (b)...........   42,500     1,493,025
Medimmune, Inc. (b)......................   49,100     1,309,006
                                                     -----------
                                                       5,545,940
                                                     -----------
CHEMICALS  - 0.8%
Sigma-Aldrich Corp. .....................   27,100     1,421,395
                                                     -----------
COMMERCIAL SERVICES  - 3.1%
Cendant Corp. (b)........................  170,000     3,473,100
H & R Block, Inc. .......................   38,400     1,808,256
                                                     -----------
                                                       5,281,356
                                                     -----------
COMPUTER HARDWARE  - 4.4%
Emulex Corp. (b).........................   71,500     2,024,880
Lexmark International, Inc. (b)..........   29,100     2,142,051
SanDisk Corp. (b)........................   25,100     2,023,060
Western Digital Corp. (b)................   94,000     1,264,300
                                                     -----------
                                                       7,454,291
                                                     -----------
COMPUTER SOFTWARE  - 12.6%
Adobe Systems, Inc. .....................   20,800       911,872
Affiliated Computer Services, Inc. (b)...   28,000     1,370,040
BEA Systems, Inc. (b)....................   89,500     1,244,050
BMC Software, Inc. (b)...................   76,100     1,322,618
Citrix Systems, Inc. (b).................   81,200     2,052,736
Electronic Arts, Inc. (b)................   18,200     1,802,528
Factset Research Systems, Inc. ..........   22,300       973,172
Fair, Issac & Co., Inc. .................   25,400     1,620,012
Intuit, Inc. (b).........................   60,800     3,038,783
SunGard Data Systems, Inc. (b)...........   72,000     2,019,600
Symantec Corp. (b).......................   33,700     2,246,105
Synopsys, Inc. (b).......................   47,100     1,494,012
VeriSign, Inc. (b).......................   57,000       904,590
                                                     -----------
                                                      21,000,118
                                                     -----------
CONSUMER MANUFACTURING  - 0.8%
Harley-Davidson, Inc. ...................   29,800     1,412,818
                                                     -----------
CONSUMER PRODUCTS  - 2.6%
Constellation Brands, Inc. (b)...........   55,000     1,725,350
TJX Companies, Inc. .....................  126,300     2,651,037
                                                     -----------
                                                       4,376,387
                                                     -----------




----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 6.6%
Danaher Corp. ...........................   15,000     1,242,750
ITT Industries, Inc. ....................   24,000     1,631,760
SPX Corp. (b)............................   39,000     1,876,680
Textron, Inc. ...........................   40,000     1,987,600
The Scotts Company (b)...................   30,000     1,732,500
Tyco International Ltd. .................  124,800     2,605,824
                                                     -----------
                                                      11,077,114
                                                     -----------
ELECTRIC UTILITIES  - 1.0%
Exelon Corp. ............................   27,500     1,744,875
                                                     -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 10.4%
Altera Corp. (b).........................   33,800       683,774
American Power Conversion Corp. .........  120,000     2,427,600
Applied Materials, Inc. (b)..............   38,700       904,419
Arrow Electronics, Inc. (b)..............   38,500       821,975
Cognos, Inc. (b).........................   38,100     1,313,307
Jabil Circuit, Inc. (b)..................   52,300     1,456,555
KLA-Tencor Corp. (b).....................   44,900     2,574,117
Lam Research Corp. (b)...................   41,900     1,204,206
LSI Logic Corp. (b)......................  150,100     1,386,924
Microchip Technology, Inc. ..............   52,200     1,707,462
National Semiconductor Corp. (b).........   39,600     1,608,948
Novellus Systems, Inc. (b)...............   32,400     1,337,796
                                                     -----------
                                                      17,427,083
                                                     -----------
ENERGY EQUIPMENT & SERVICES  - 1.1%
Nabors Industries Ltd. (b)...............   49,950     1,888,110
                                                     -----------
FINANCIAL SERVICES  - 5.0%
Concord EFS, Inc. (b)....................   76,400       816,716
Countrywide Credit Industries, Inc. .....   22,500     2,365,200
Lehman Brothers Holdings, Inc. ..........   27,300     1,965,600
MBNA Corp. ..............................  131,400     3,252,150
                                                     -----------
                                                       8,399,666
                                                     -----------
HEALTH CARE  - 12.0%
Beckman Coulter, Inc. ...................   25,000     1,241,250
Cardinal Health, Inc. ...................   27,100     1,608,114
Caremark Rx, Inc. (b)....................   92,500     2,317,125
DENTSPLY International, Inc. ............   27,200     1,201,968
Edwards Lifesciences Corp. (b)...........   40,000     1,160,000
Guidant Corp. ...........................   19,400       989,594
Health Management Associates, Inc. ......   83,600     1,851,740
Laboratory Corp. of America Holdings
 (b).....................................   37,100     1,315,195
Neurocrine Biosciences, Inc. (b).........   18,000       842,940
Oxford Health Plans, Inc. (b)............   40,000     1,620,000
Varian Medical Systems, Inc. (b).........   20,000     1,278,800
Wellpoint Health Networks, Inc. (b)......   27,000     2,400,300
Zimmer Holdings, Inc. (b)................   35,000     2,233,350
                                                     -----------
                                                      20,060,376
                                                     -----------
HOUSEHOLD DURABLES  - 2.1%
Black & Decker Corp. ....................   45,000     2,151,450
Furniture Brands International, Inc. ....   60,000     1,455,600
                                                     -----------
                                                       3,607,050
                                                     -----------
INSURANCE  - 1.2%
Willis Group Holdings Ltd. ..............   60,000     1,998,000
                                                     -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    29

          HSBC INVESTOR MID-CAP FUND

----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
LEISURE EQUIPMENT & PRODUCTS  - 2.1%
Mattel, Inc. ............................  180,000     3,484,800
                                                     -----------
MEDIA  - 1.2%
Liberty Media Corp. Class A (b)..........  200,000     2,018,000
                                                     -----------
METALS -- DIVERSIFIED  - 0.6%
Freeport-McMoran Copper & Gold, Inc.
 Class B.................................   27,000     1,046,250
                                                     -----------
OIL & GAS  - 2.5%
EOG Resources, Inc. .....................   62,700     2,642,178
Occidental Petroleum Corp. ..............   42,000     1,480,920
                                                     -----------
                                                       4,123,098
                                                     -----------
PHARMACEUTICALS  - 4.8%
Allergan, Inc. ..........................   21,800     1,648,516
Biogen, Inc. (b).........................   31,200     1,262,664
Forest Laboratories, Inc. (b)............   15,800       790,158
McKesson Corp. ..........................   45,000     1,362,150
Mylan Laboratories, Inc. ................   90,450     2,184,368
Teva Pharmaceutical Industries Ltd.
 ADR.....................................   15,000       853,350
                                                     -----------
                                                       8,101,206
                                                     -----------
RESIDENTIAL BUILDING CONSTRUCTION  - 1.1%
Toll Brothers, Inc. (b)..................   50,000     1,842,000
                                                     -----------
RESTAURANTS  - 1.1%
YUM! Brands, Inc. (b)....................   53,400     1,823,076
                                                     -----------
RETAIL  - 10.7%
Abercrombie & Fitch Co., Class A (b).....  100,300     2,858,550
Barnes & Noble, Inc. (b).................   80,500     2,398,900
Best Buy Co., Inc. (b)...................   14,400       839,664
Brinker International, Inc. (b)..........   55,800     1,776,114
Chico's FAS, Inc. (b)....................   22,800       855,912
Dollar Tree Stores, Inc. (b).............   58,800     2,244,984
Micheal Stores, Inc. ....................   55,000     2,610,850
PETsMART, Inc. ..........................   90,000     2,304,900
Staples, Inc. (b)........................   80,000     2,145,600
                                                     -----------
                                                      18,035,474
                                                     -----------




----------------------------------------------------------------

 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
TECHNOLOGY  - 1.5%
Qlogic Corp. (b).........................   46,400     2,600,720
                                                     -----------
TELECOMMUNICATIONS  - 2.1%
Adelphia Business Solutions, Inc. (b)....   19,923           299
Advanced Fibre Communications, Inc.
 (b).....................................   58,900     1,417,723
InterActiveCorp (b)......................   21,327       782,907
Netscreen Technologies, Inc. (b).........   32,300       859,826
Sprint Corp. (b).........................  126,000       548,100
                                                     -----------
                                                       3,608,855
                                                     -----------
TEXTILES APPAREL & LUXURY GOODS  - 1.7%
Coach, Inc. (b)..........................   80,000     2,837,600
                                                     -----------
TOTAL COMMON STOCKS......................            167,336,227
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.6%
Dreyfus Cash Management Fund.............  940,452       940,452
                                                     -----------
TOTAL INVESTMENT COMPANIES...............                940,452
                                                     -----------
TOTAL INVESTMENTS
 (COST $139,278,259) (a)  - 100.0%.......            168,276,679
                                                     -----------
                                                     -----------

--------------

Percentages indicated are based on net assets of $168,222,857.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $476,695. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.........  $31,379,254
    Unrealized depreciation.........   (2,857,529)
                                      -----------
    Net unrealized appreciation.....  $28,521,725
                                      -----------
                                      -----------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

30    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2003

..................................................................................................................
                                            LIMITED             FIXED                                NEW YORK
                                            MATURITY            INCOME              BOND             TAX-FREE
                                              FUND               FUND               FUND            BOND FUND
                                        ---------------    --------------     ---------------    ---------------
ASSETS:
  Investments, at value (Note 2)          $43,670,428        $111,177,482       $22,163,608        $63,319,721
  Cash                                             --                  --                --                800
  Interest and dividends receivable                --                  --                --            800,602
  Receivable for capital shares issued         83,772              37,577            84,411            285,436
  Receivable for investments sold                  --                  --                --                 --
  Receivable from Investment Adviser               --                  --             9,751                 --
  Prepaid expenses and other assets             7,848               7,469             2,597              1,551
                                          -----------        ------------       -----------        -----------
  TOTAL ASSETS                             43,762,048         111,222,528        22,260,367         64,408,110
                                          -----------        ------------       -----------        -----------
LIABILITIES:
  Dividends payable                            59,935             215,697            35,243             81,963
  Payable for investments purchased                --                  --                --                 --
  Payable for capital shares redeemed          21,681                  26            17,912             41,322
  Accrued expenses and other
   liabilities:
    Investment management                          --                  --                --             13,428
    Administration                              1,909               5,408               841              4,841
    Distribution                                7,110                  --             8,309             13,589
    Shareholder servicing                       2,604                  --             4,762              9,140
    Other                                       5,267              32,966            14,437             24,176
                                          -----------        ------------       -----------        -----------
  TOTAL LIABILITIES                            98,506             254,097            81,504            188,459
                                          -----------        ------------       -----------        -----------
NET ASSETS                                $43,663,542        $110,968,431       $22,178,863        $64,219,651
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
 ..............................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                 $41,242,383        $106,882,332       $22,515,464        $61,333,271
  Accumulated (dividends in excess of)
   net investment income                       (6,183)              3,875              (174)             1,515
  Accumulated net realized gains
   (losses) from investment
   transactions                             1,939,749          (2,771,120)         (652,945)           325,008
  Unrealized appreciation/depreciation
   from investments                           487,593           6,853,344           316,518          2,559,857
                                          -----------        ------------       -----------        -----------
NET ASSETS                                $43,663,542        $110,968,431       $22,178,863        $64,219,651
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
 ...............................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                              $ 3,308,784        $         --       $14,142,952        $22,325,670
  Shares Outstanding                          316,066                  --         1,349,342          1,991,237
  Net Asset Value and Redemption Price
   per share                              $     10.47        $         --       $     10.48        $     11.21
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
  Maximum sales charge                          4.75%                  --             4.75%              4.75%
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                         $     10.99        $         --       $     11.00        $     11.77
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
.................................................................................................................
CLASS B SHARES
  Net Assets                              $ 6,443,496        $         --       $ 7,430,270        $18,352,069
  Shares Outstanding                          614,395                  --           708,592          1,638,176
  Net Asset Value, Offering Price and
   Redemption Price per share*            $     10.49        $         --       $     10.49        $     11.20
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
 ...............................................................................................................
CLASS C SHARES
  Net Assets                              $ 2,543,505        $         --       $   605,641        $ 3,251,533
  Shares Outstanding                          242,539                  --            57,817            289,124
  Net Asset Value, Offering Price and
   Redemption Price per share*            $     10.49        $         --       $     10.48        $     11.25
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
 ...............................................................................................................
CLASS Y SHARES
  Net Assets                              $31,367,757        $         --       $        --        $20,290,379
  Shares Outstanding                        2,992,164                  --                --          1,809,623
  Net Asset Value, Offering Price and
   Redemption Price per share             $     10.48        $         --       $        --        $     11.21
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
 ...............................................................................................................
ADVISOR SHARES
  Net Assets                              $        --        $110,968,431       $        --        $        --
  Shares Outstanding                               --          10,339,845                --                 --
  Net Asset Value, Offering Price and
   Redemption Price per share             $        --        $      10.73       $        --        $        --
                                          -----------        ------------       -----------        -----------
                                          -----------        ------------       -----------        -----------
Investments, at cost                                                                               $60,759,864
                                                                                                   -----------
                                                                                                   -----------



                                            BALANCED            EQUITY
                                              FUND               FUND
                                           -----------       -------------
ASSETS:
  Investments, at value (Note 2)           $3,538,049        $ 65,798,063
  Cash                                             --             134,086
  Interest and dividends receivable            13,892              73,871
  Receivable for capital shares issued          6,439             283,085
  Receivable for investments sold              10,464             557,456
  Receivable from Investment Adviser           40,284              12,948
  Prepaid expenses and other assets               340               6,281
                                           ----------        ------------
  TOTAL ASSETS                              3,609,468          66,865,790
                                           ----------        ------------
LIABILITIES:
  Dividends payable                                --                  --
  Payable for investments purchased             6,106             661,259
  Payable for capital shares redeemed             231              95,502
  Accrued expenses and other
   liabilities:
    Investment management                       1,645                  --
    Administration                                457               7,685
    Distribution                                1,634               1,995
    Shareholder servicing                         556               5,425
    Other                                      10,369              27,554
                                           ----------        ------------
  TOTAL LIABILITIES                            20,998             799,420
                                           ----------        ------------
NET ASSETS                                 $3,588,470        $ 66,066,370
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
COMPOSITION OF NET ASSETS:
  Capital                                  $7,050,556        $112,119,567
  Accumulated (dividends in excess of)
   net investment income                       37,341              17,859
  Accumulated net realized gains
   (losses) from investment
   transactions                            (3,660,362)        (52,958,637)
  Unrealized appreciation/depreciation
   from investments                           160,935           6,887,581
                                           ----------        ------------
NET ASSETS                                 $3,588,470        $ 66,066,370
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                               $  418,585        $ 23,130,935
  Shares Outstanding                           50,603           1,913,343
  Net Asset Value and Redemption Price
   per share                               $     8.27        $      12.09
                                           ----------        ------------
                                           ----------        ------------
  Maximum sales charge                          5.00%               5.00%
                                           ----------        ------------
                                           ----------        ------------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                          $     8.71        $      12.73
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
CLASS B SHARES
  Net Assets                               $2,098,573        $  2,682,123
  Shares Outstanding                          255,445             228,107
  Net Asset Value, Offering Price and
   Redemption Price per share*             $     8.22        $      11.76
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
CLASS C SHARES
  Net Assets                               $  139,005        $    502,532
  Shares Outstanding                           16,883              42,516
  Net Asset Value, Offering Price and
   Redemption Price per share*             $     8.23        $      11.82
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
CLASS Y SHARES
  Net Assets                               $  932,307        $ 39,750,780
  Shares Outstanding                          111,721           3,288,465
  Net Asset Value, Offering Price and
   Redemption Price per share              $     8.34        $      12.09
                                           ----------        ------------
                                           ----------        ------------
 ..........................................................................
ADVISOR SHARES
  Net Assets                               $       --        $         --
  Shares Outstanding                               --                  --
  Net Asset Value, Offering Price and
   Redemption Price per share              $       --        $         --
                                           ----------        ------------
                                           ----------        ------------
Investments, at cost                       $3,377,114        $ 58,910,482
                                           ----------        ------------
                                           ----------        ------------


--------------

* Redemption Price per share varies by length of time shares are held.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    31

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2003
.................................................................................

                                            GROWTH AND          MID-CAP         INTERNATIONAL         OVERSEAS
                                           INCOME FUND            FUND           EQUITY FUND        EQUITY FUND
                                          --------------     --------------     --------------     -------------
ASSETS:
  Investments, at value (Note 2)            $207,398,556       $168,276,679       $123,194,289       $11,205,311
  Cash                                                --                 --                 --                --
  Interest and dividends receivable              238,060             18,160                 --                --
  Receivable for capital shares issued            61,659             67,964             22,738           111,139
  Receivable for investments sold                816,157                 --                 --                --
  Receivable from Investment Adviser                  --                 --                 --            14,746
  Tax reclaims receivable                             --                 --            475,491            23,402
  Prepaid expenses                                 2,399              7,239             11,680             3,013
                                            ------------       ------------       ------------       -----------
  TOTAL ASSETS                               208,516,831        168,370,042        123,704,198        11,357,611
                                            ------------       ------------       ------------       -----------
LIABILITIES:
  Payable for investments purchased              824,256                 --                 --                --
  Payable for capital shares redeemed                624              4,428                 --            47,483
  Accrued expenses and other
   liabilities:
  Investment management                           96,105             76,794                 --                --
  Administration                                  19,272             12,668              5,789               448
  Distribution                                     1,427              3,768                 --             1,002
  Shareholder servicing                              817              1,552                 --             2,420
  Other                                           53,529             47,975             40,730            12,525
                                            ------------       ------------       ------------       -----------
  TOTAL LIABILITIES                              996,030            147,185             46,519            63,878
                                            ------------       ------------       ------------       -----------
NET ASSETS                                  $207,520,801       $168,222,857       $123,657,679       $11,293,733
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                   $234,256,023       $170,863,003       $134,490,297       $10,890,028
  Accumulated (dividends in excess of)
   net investment income                         542,460                 --          3,732,087            77,699
  Accumulated net realized losses from
   investment, option and foreign
   currency transactions                     (57,593,751)       (31,638,566)       (26,076,932)         (876,614)
  Unrealized appreciation/depreciation
   from investments, options and foreign
   currencies                                 30,316,069         28,998,420         11,512,227         1,202,620
                                            ------------       ------------       ------------       -----------
NET ASSETS                                  $207,520,801       $168,222,857       $123,657,679       $11,293,733
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                                $  1,827,476       $  1,539,200       $         --       $10,096,209
  Shares Outstanding                             217,930            193,601                 --           860,682
  Net Asset Value and Redemption Price
   per share                                $       8.39       $       7.95       $         --       $     11.73
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
  Maximum sales charge                             5.00%              5.00%                 --             5.00%
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
  Maximum Offering Price per share (Net
   Asset Value/(100% - maximum sales
   charge))                                 $       8.83       $       8.37       $         --       $     12.35
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
CLASS B SHARES
  Net Assets                                $  2,235,012       $  6,008,850       $         --       $ 1,076,175
  Shares Outstanding                             269,296            775,148                 --            94,877
  Net Asset Value, Offering Price and
   Redemption Price per share*              $       8.30       $       7.75       $         --       $     11.34
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
CLASS C SHARES
  Net Assets                                $          8**     $     54,275       $         --       $   121,349
  Shares Outstanding                                   1              6,957                 --            10,511
  Net Asset Value, Offering Price and
   Redemption Price per share*              $       8.40***    $       7.80       $         --       $     11.54
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
CLASS Y SHARES
  Net Assets                                $203,458,305       $         --       $         --       $        --
  Shares Outstanding                          24,233,380                 --                 --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $       8.40       $         --       $         --       $        --
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
ADVISOR SHARES
  Net Assets                                $         --       $         --       $123,657,679       $        --
  Shares Outstanding                                  --                 --          9,693,617                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $         --       $      12.76       $        --
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
 ...............................................................................................................
TRUST SHARES
  Net Assets                                $         --       $160,620,532       $         --       $        --
  Shares Outstanding                                  --         20,064,056                 --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $       8.01       $         --       $        --
                                            ------------       ------------       ------------       -----------
                                            ------------       ------------       ------------       -----------
  Investments, at cost                      $177,082,487       $139,278,259
                                            ------------       ------------
                                            ------------       ------------


                                             SMALL CAP         OPPORTUNITY
                                            EQUITY FUND            FUND
                                            -----------        -----------
  Investments, at value (Note 2)            $326,112,240       $21,005,061
  Cash                                                --                --
  Interest and dividends receivable                   --                --
  Receivable for capital shares issued            18,738           106,637
  Receivable for investments sold                     --                --
  Receivable from Investment Adviser                  --            19,840
  Tax reclaims receivable                             --                --
  Prepaid expenses                                 8,072             2,707
                                            ------------       -----------
  TOTAL ASSETS                               326,139,050        21,134,245
                                            ------------       -----------
LIABILITIES:
  Payable for investments purchased                   --                --
  Payable for capital shares redeemed                 --            69,307
  Accrued expenses and other
   liabilities:
  Investment management                               --                --
  Administration                                  10,596               792
  Distribution                                        --             1,749
  Shareholder servicing                               --             4,289
  Other                                           56,643            16,936
                                            ------------       -----------
  TOTAL LIABILITIES                               67,239            93,073
                                            ------------       -----------
NET ASSETS                                  $326,071,811       $21,041,172
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
COMPOSITION OF NET ASSETS:
  Capital                                   $333,443,238       $21,140,059
  Accumulated (dividends in excess of)
   net investment income                              --                --
  Accumulated net realized losses from
   investment, option and foreign
   currency transactions                     (60,114,229)       (3,805,137)
  Unrealized appreciation/depreciation
   from investments, options and foreign
   currencies                                 52,742,802         3,706,250
                                            ------------       -----------
NET ASSETS                                  $326,071,811       $21,041,172
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                                $         --       $16,694,543
  Shares Outstanding                                  --         1,611,401
  Net Asset Value and Redemption Price
   per share                                $         --       $     10.36
                                            ------------       -----------
                                            ------------       -----------
  Maximum sales charge                                --             5.00%
                                            ------------       -----------
                                            ------------       -----------
  Maximum Offering Price per share (Net
   Asset Value/(100% - maximum sales
   charge))                                 $         --       $     10.91
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
CLASS B SHARES
  Net Assets                                $         --       $ 3,951,547
  Shares Outstanding                                  --           400,992
  Net Asset Value, Offering Price and
   Redemption Price per share*              $         --       $      9.85
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
CLASS C SHARES
  Net Assets                                $         --       $   395,082
  Shares Outstanding                                  --            39,756
  Net Asset Value, Offering Price and
   Redemption Price per share*              $         --       $      9.94
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
CLASS Y SHARES
  Net Assets                                $         --       $        --
  Shares Outstanding                                  --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $        --
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
ADVISOR SHARES
  Net Assets                                $326,071,811       $        --
  Shares Outstanding                          26,385,401                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $      12.36       $        --
                                            ------------       -----------
                                            ------------       -----------
 .........................................................................
TRUST SHARES
  Net Assets                                $         --       $        --
  Shares Outstanding                                  --                --
  Net Asset Value, Offering Price and
   Redemption Price per share               $         --       $        --
                                            ------------       -----------
                                            ------------       -----------
  Investments, at cost

--------------

*   Redemption Price per share varies by length of time shares are held.

** Net assets of the Growth and Income Fund Class C Shares represent seed money only. As of October 31, 2003 the class has not commenced operations.

*** Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

32    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2003
.................................................................................

                                            LIMITED             FIXED                                NEW YORK
                                            MATURITY            INCOME              BOND             TAX-FREE
                                              FUND               FUND               FUND            BOND FUND
                                        ---------------    ---------------    ---------------      -----------

INVESTMENT INCOME:
  Interest                                 $       --        $        --         $       --         $2,462,180
  Dividends                                        --                 --                 --             13,899
  Investment income from portfolio          4,082,535         12,367,155          1,043,946                 --
  Expenses from portfolio                    (499,224)        (1,207,888)          (104,158)                --
                                           ----------        -----------         ----------         ----------
  TOTAL INVESTMENT INCOME                   3,583,311         11,159,267            939,788          2,476,079
                                           ----------        -----------         ----------         ----------
 .............................................................................................................
EXPENSES:
  Investment management                            --                 --                 --            143,469
  Administration                               35,865             95,630              8,041             42,995
  Distribution:
    Class B Shares                             42,170                 --             53,686            117,924
    Class C Shares                             17,598                 --              6,102             23,470
  Shareholder servicing:
    Class A (Investor) Shares                   7,299                 --             33,738             47,587
    Class B Shares                             14,057                 --             17,895             39,308
    Class C Shares                              5,866                 --              2,034              7,823
  Accounting                                   36,100              9,025             27,074             69,609
  Custodian                                        --                 --                 --             18,786
  Registration                                 13,553             15,999             18,989              9,131
  Transfer agent                               48,598             24,463             39,768             67,477
  Trustee                                         848              2,689                154                831
  Other                                        28,242             65,819              9,046             29,289
                                           ----------        -----------         ----------         ----------
   Total expenses before fee
    reductions                                250,196            213,625            216,527            617,699
   Fees reduced by Investment Adviser              --                 --            (24,653)                --
                                           ----------        -----------         ----------         ----------
   NET EXPENSES                               250,196            213,625            191,874            617,699
                                           ----------        -----------         ----------         ----------
 .............................................................................................................
NET INVESTMENT INCOME                       3,333,115         10,945,642            747,914          1,858,380
                                           ----------        -----------         ----------         ----------
 .............................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions                    4,918,617         11,905,117            323,271            718,711
Change in unrealized
 appreciation/depreciation from
 investments                               (2,609,744)        (2,456,592)          (145,359)          (200,970)
                                           ----------        -----------         ----------         ----------
 .............................................................................................................
Net realized/unrealized gains from
 investment transactions                    2,308,873          9,448,525            177,912            517,741
                                           ----------        -----------         ----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $5,641,988        $20,394,167         $  925,826         $2,376,121
                                           ----------        -----------         ----------         ----------
                                           ----------        -----------         ----------         ----------



                                            BALANCED            EQUITY
                                              FUND               FUND
                                           ----------        -----------
INVESTMENT INCOME:
  Interest                                 $  207,555        $        --
  Dividends                                   131,727          2,301,391
  Investment income from portfolio                 --                 --
  Expenses from portfolio                          --                 --
                                           ----------        -----------
  TOTAL INVESTMENT INCOME                     339,282          2,301,391
                                           ----------        -----------
 .......................................................................
EXPENSES:
  Investment management                        67,521            789,932
  Administration                                9,198            128,392
  Distribution:
    Class B Shares                             13,099             14,954
    Class C Shares                                855              3,865
  Shareholder servicing:
    Class A (Investor) Shares                   1,151             45,699
    Class B Shares                              4,366              4,985
    Class C Shares                                285              1,288
  Accounting                                   63,960             84,421
  Custodian                                    14,342             86,497
  Registration                                 12,872             22,748
  Transfer agent                               63,193             80,927
  Trustee                                         226              3,066
  Other                                         6,116             61,272
                                           ----------        -----------
   Total expenses before fee
    reductions                                257,184          1,328,046
   Fees reduced by Investment Adviser        (121,070)                --
                                           ----------        -----------
   NET EXPENSES                               136,114          1,328,046
                                           ----------        -----------
 .......................................................................
NET INVESTMENT INCOME                         203,168            973,345
                                           ----------        -----------
 .......................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions                     (491,172)       (13,278,173)
Change in unrealized
 appreciation/depreciation from
 investments                                1,594,556         39,013,499
                                           ----------        -----------
 .......................................................................
Net realized/unrealized gains from
 investment transactions                    1,103,384         25,735,326
                                           ----------        -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $1,306,552        $26,708,671
                                           ----------        -----------
                                           ----------        -----------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    33

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2003
.................................................................................

                                           GROWTH AND          MID-CAP         INTERNATIONAL         OVERSEAS
                                          INCOME FUND            FUND           EQUITY FUND        EQUITY FUND
                                        ---------------    ---------------    ---------------    ---------------
INVESTMENT INCOME:
  Interest                                $        --        $       845        $        --         $       --
  Dividends                                 3,255,568            881,404                 --                 --
  Investment income from portfolio                 --                 --          4,775,934            206,700
  Tax reclaims                                     --                 --            396,100             14,698
  Foreign tax withholding from
   portfolio                                       --                 --           (788,290)           (33,521)
  Expenses from portfolio                          --                 --         (1,896,472)           (94,294)
                                          -----------        -----------        -----------         ----------
  TOTAL INVESTMENT INCOME (LOSS)            3,255,568            882,249          2,487,272             93,583
                                          -----------        -----------        -----------         ----------
 ...............................................................................................................
EXPENSES:
  Investment management                     1,025,892            715,471                 --                 --
  Administration                              139,745             97,460             73,919              3,650
  Distribution:
    Class B Shares                             12,022             36,294                 --              5,543
    Class C Shares                                 --                211                 --                752
  Shareholder servicing:
    Class A (Investor) Shares                   3,300              2,794                 --             22,263
    Class B Shares                              4,007             12,098                 --              1,848
    Class C Shares                                 --                 70                 --                251
  Accounting                                   63,960             63,565              9,126             27,074
  Custodian                                    53,626             51,807                 --                 --
  Registration                                 27,687             14,110             32,286             17,240
  Transfer agent                               69,084             98,794             31,303             57,092
  Trustee                                       2,659              1,740              1,665                 60
  Other                                        90,652             65,225             56,184              5,034
                                          -----------        -----------        -----------         ----------
    Total expenses before fee
      reductions                            1,492,634          1,159,639            204,483            140,807
    Fees reduced by Investment Adviser             --                 --                 --            (48,347)
                                          -----------        -----------        -----------         ----------
  NET EXPENSES                              1,492,634          1,159,639            204,483             92,460
                                          -----------        -----------        -----------         ----------
 ...............................................................................................................
NET INVESTMENT INCOME (LOSS)                1,762,934           (277,390)         2,282,789              1,123
                                          -----------        -----------        -----------         ----------
 ...............................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, OPTIONS AND FOREIGN
 CURRENCIES:
Net realized gains (losses) from
 investment, option and foreign
 currency transactions                     (9,441,001)             9,437           (889,405)           194,623
Change in unrealized
 appreciation/depreciation from
 investments, options and foreign
 currencies                                38,518,987         33,785,071         43,679,183          2,572,761
                                          -----------        -----------        -----------         ----------
 ...............................................................................................................
Net realized/unrealized gains from
 investment, options and foreign
 currency transactions                     29,077,986         33,794,508         42,789,778          2,767,384
                                          -----------        -----------        -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                               $30,840,920        $33,517,118        $45,072,567         $2,768,507
                                          -----------        -----------        -----------         ----------
                                          -----------        -----------        -----------         ----------




                                            SMALL CAP         OPPORTUNITY
                                           EQUITY FUND            FUND
                                          ------------        -----------
INVESTMENT INCOME:
  Interest                                $        --         $       --
  Dividends                                        --                 --
  Investment income from portfolio            623,317             45,082
  Tax reclaims                                     --                 --
  Foreign tax withholding from
   portfolio                                       --                 --
  Expenses from portfolio                  (1,966,557)          (141,117)
                                          -----------         ----------
  TOTAL INVESTMENT INCOME (LOSS)           (1,343,240)           (96,035)
                                          -----------         ----------
..........................................................................
EXPENSES:
  Investment management                            --                 --
  Administration                               80,773              5,805
  Distribution:
    Class B Shares                                 --             21,359
    Class C Shares                                 --              2,503
  Shareholder servicing:
    Class A (Investor) Shares                      --             30,786
    Class B Shares                                 --              7,120
    Class C Shares                                 --                834
  Accounting                                    9,025             27,074
  Custodian                                        --                 --
  Registration                                 24,680             17,934
  Transfer agent                               29,890             79,698
  Trustee                                       1,221                 73
  Other                                        77,013             12,991
                                          -----------         ----------
    Total expenses before fee
      reductions                              222,602            206,177
    Fees reduced by Investment Adviser             --            (67,407)
                                          -----------         ----------
  NET EXPENSES                                222,602            138,770
                                          -----------         ----------
 .........................................................................
NET INVESTMENT INCOME (LOSS)               (1,565,842)          (234,805)
                                          -----------         ----------
 .........................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, OPTIONS AND FOREIGN
 CURRENCIES:
Net realized gains (losses) from
 investment, option and foreign
 currency transactions                      4,018,810            275,213
Change in unrealized
 appreciation/depreciation from
 investments, options and foreign
 currencies                                65,152,323          4,550,177
                                          -----------         ----------
 .........................................................................
Net realized/unrealized gains from
 investment, options and foreign
 currency transactions                     69,171,133          4,825,390
                                          -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                               $67,605,291         $4,590,585
                                          -----------         ----------
                                          -----------         ----------

34    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                          LIMITED MATURITY FUND                             FIXED INCOME FUND
                                      ---------------------------------                ---------------------------------
                                         FOR THE                FOR THE                  FOR THE                FOR THE
                                       YEAR ENDED             YEAR ENDED               YEAR ENDED             YEAR ENDED
                                    OCTOBER 31, 2003       OCTOBER 31, 2002         OCTOBER 31, 2003       OCTOBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                  $  3,333,115           $  3,687,229             $ 10,945,642           $ 12,199,896
  Net realized gains (losses) from
    investment transactions                 4,918,617               (696,711)              11,905,117                877,629
  Change in unrealized
    appreciation/depreciation from
    investments                            (2,609,744)               526,764               (2,456,592)             1,637,228
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                            5,641,988              3,517,282               20,394,167             14,714,753
                                         ------------           ------------             ------------           ------------
 ...........................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                  (100,206)               (51,982)                      --                     --
  Class B Shares                             (152,669)               (82,791)                      --                     --
  Class C Shares                              (63,642)               (29,109)                      --                     --
  Class Y Shares                           (3,280,529)            (3,587,497)                      --                     --
  Advisor Shares                                   --                     --              (11,850,331)           (13,256,763)
NET REALIZED GAINS:
  Class A (Investor) Shares                        --                 (4,520)                      --                     --
  Class B Shares                                   --                 (4,356)                      --                     --
  Class C Shares                                   --                   (718)                      --                     --
  Class Y Shares                                   --               (302,276)                      --                     --
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                     (3,597,046)            (4,063,249)             (11,850,331)           (13,256,763)
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             (60,812,597)            33,628,772             (182,416,067)           132,803,103
                                         ------------           ------------             ------------           ------------
CHANGE IN NET ASSETS                      (58,767,655)            33,082,805             (173,872,231)           134,261,093
 ...........................................................................................................................
NET ASSETS:
  Beginning of year                       102,431,197             69,348,392              284,840,662            150,579,569
                                         ------------           ------------             ------------           ------------
  End of year                            $ 43,663,542           $102,431,197             $110,968,431           $284,840,662
                                         ------------           ------------             ------------           ------------
                                         ------------           ------------             ------------           ------------
  Accumulated (dividends in excess
    of) net investment income            $     (6,183)          $     (6,277)            $      3,875           $    (74,172)
                                         ------------           ------------             ------------           ------------
                                         ------------           ------------             ------------           ------------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    35

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                      LIMITED MATURITY FUND                         FIXED INCOME FUND
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED          YEAR ENDED              YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                  $  32,333,443         $   690,236           $          --        $          --
  Dividends reinvested                                86,864              53,853                      --                   --
  Cost of shares redeemed                        (30,657,661)           (110,071)                     --                   --
                                               -------------         -----------           -------------        -------------
Class A (Investor) Shares capital
 transactions                                      1,762,646             634,018                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                      3,107,219           3,542,800                      --                   --
  Dividends reinvested                               130,108              72,882                      --                   --
  Cost of shares redeemed                           (964,324)           (377,321)                     --                   --
                                               -------------         -----------           -------------        -------------
Class B Shares capital transactions                2,273,003           3,238,361                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                      1,471,188           1,659,670                      --                   --
  Dividends reinvested                                57,276              26,924                      --                   --
  Cost of shares redeemed                           (733,409)           (118,452)                     --                   --
                                               -------------         -----------           -------------        -------------
Class C Shares capital transactions                  795,055           1,568,142                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                     35,228,965          32,116,873                      --                   --
  Dividends reinvested                             2,958,619           3,764,345                      --                   --
  Cost of shares redeemed                       (103,830,885)         (7,692,967)                     --                   --
                                               -------------         -----------           -------------        -------------
Class Y Shares capital transactions              (65,643,301)         28,188,251                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                             --                  --             174,706,822          312,915,542
  Dividends reinvested                                    --                  --               3,243,190            4,745,964
  Cost of shares redeemed                                 --                  --            (360,366,079)        (184,858,403)
                                               -------------         -----------           -------------        -------------
Advisor Shares capital transactions                       --                  --            (182,416,067)         132,803,103
                                               -------------         -----------           -------------        -------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                  $ (60,812,597)        $33,628,772           $(182,416,067)       $ 132,803,103
                                               -------------         -----------           -------------        -------------
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                           3,077,715              67,284                      --                   --
  Reinvested                                           8,421               5,236                      --                   --
  Redeemed                                        (2,924,192)            (10,737)                     --                   --
                                               -------------         -----------           -------------        -------------
Change in Class A (Investor) Shares                  161,944              61,783                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS B SHARES:
  Issued                                             293,513             344,798                      --                   --
  Reinvested                                          12,334               7,140                      --                   --
  Redeemed                                           (91,409)            (36,553)                     --                   --
                                               -------------         -----------           -------------        -------------
Change in Class B Shares                             214,438             315,385                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS C SHARES:
  Issued                                             138,667             162,291                      --                   --
  Reinvested                                           5,442               2,611                      --                   --
  Redeemed                                           (70,036)            (11,656)                     --                   --
                                               -------------         -----------           -------------        -------------
Change in Class C Shares                              74,073             153,246                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
CLASS Y SHARES:
  Issued                                           3,349,080           3,107,329                      --                   --
  Reinvested                                         279,954             365,786                      --                   --
  Redeemed                                        (9,718,276)           (746,625)                     --                   --
                                               -------------         -----------           -------------        -------------
Change in Class Y Shares                          (6,089,242)          2,726,490                      --                   --
                                               -------------         -----------           -------------        -------------
 ............................................................................................................................
ADVISOR SHARES:
  Issued                                                  --                  --              16,137,521           29,905,358
  Reinvested                                              --                  --                 299,797              449,538
  Redeemed                                                --                  --             (32,896,242)         (17,491,684)
                                               -------------         -----------           -------------        -------------
Change in Advisor Shares                                  --                  --             (16,458,924)          12,863,212
                                               -------------         -----------           -------------        -------------

36    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                                                                      NEW YORK
                                                          BOND FUND                              TAX-FREE BOND FUND
                                            ------------------------------------        -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                              YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $   747,914          $   609,977            $ 1,858,380          $ 1,523,914
  Net realized gains (losses) from
    investment transactions                         323,271             (125,841)               718,711              230,884
  Change in unrealized
    appreciation/depreciation
    from investments                               (145,359)             134,884               (200,970)             606,908
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                         925,826              619,020              2,376,121            2,361,706
                                                -----------          -----------            -----------          -----------
 ............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                        (551,717)            (476,334)              (645,402)            (536,951)
  Class B Shares                                   (237,511)            (161,790)              (415,040)            (249,302)
  Class C Shares                                    (27,506)             (35,707)               (82,589)             (52,534)
  Class Y Shares                                         --                   --               (714,717)            (684,658)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                         (816,734)            (673,831)            (1,857,748)          (1,523,445)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                     2,909,577           10,511,328             12,299,920           10,709,100
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS                              3,018,669           10,456,517             12,818,293           11,547,361
 ...........................................................................................................................
NET ASSETS:
  Beginning of year                              19,160,194            8,703,677             51,401,358           39,853,997
                                                -----------          -----------            -----------          -----------
  End of year                                   $22,178,863          $19,160,194            $64,219,651          $51,401,358
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------
  Accumulated (dividends in excess of) net
    investment income                           $      (174)         $    (3,714)           $     1,515          $       883
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    37

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                                                                        NEW YORK
                                                            BOND FUND                              TAX-FREE BOND FUND
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                              YEAR ENDED           YEAR ENDED              YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $ 8,398,463          $ 8,793,395            $11,543,580          $  8,641,241
  Dividends reinvested                              501,654              438,217                590,442               517,840
  Cost of shares redeemed                        (6,884,172)          (3,793,983)            (6,313,380)          (10,712,477)
                                                -----------          -----------            -----------          ------------
Class A (Investor) Shares capital
 transactions                                     2,015,945            5,437,629              5,820,642            (1,553,396)
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                     2,250,164            4,883,502              6,989,555             7,565,354
  Dividends reinvested                              196,735              130,482                319,238               189,995
  Cost of shares redeemed                        (1,164,858)            (402,978)            (1,755,775)             (866,052)
                                                -----------          -----------            -----------          ------------
Class B Shares capital transactions               1,282,041            4,611,006              5,553,018             6,889,297
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                        18,000              789,595              1,160,527             1,745,774
  Dividends reinvested                               20,473               32,561                 63,214                44,081
  Cost of shares redeemed                          (426,882)            (359,463)              (610,458)             (743,128)
                                                -----------          -----------            -----------          ------------
Class C Shares capital transactions                (388,409)             462,693                613,283             1,046,727
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                            --                   --              8,199,696            15,051,732
  Dividends reinvested                                   --                   --                197,795               258,502
  Cost of shares redeemed                                --                   --             (8,084,514)          (10,983,762)
                                                -----------          -----------            -----------          ------------
Class Y Shares capital transactions                      --                   --                312,977             4,326,472
                                                -----------          -----------            -----------          ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $ 2,909,577          $10,511,328            $12,299,920          $ 10,709,100
                                                -----------          -----------            -----------          ------------
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                            794,521              852,357              1,028,866               793,327
  Reinvested                                         47,355               42,473                 52,637                47,508
  Redeemed                                         (653,528)            (367,469)              (564,319)             (988,665)
                                                -----------          -----------            -----------          ------------
Change in Class A (Investor) Shares                 188,348              527,361                517,184              (147,830)
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS B SHARES:
  Issued                                            211,083              474,356                620,289               693,973
  Reinvested                                         18,625               12,636                 28,472                17,430
  Redeemed                                         (110,752)             (38,903)              (157,037)              (79,697)
                                                -----------          -----------            -----------          ------------
Change in Class B Shares                            118,956              448,089                491,724               631,706
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS C SHARES:
  Issued                                              1,669               76,684                103,233               159,355
  Reinvested                                          1,940                3,159                  5,614                 4,018
  Redeemed                                          (40,512)             (35,037)               (54,259)              (67,865)
                                                -----------          -----------            -----------          ------------
Change in Class C Shares                            (36,903)              44,806                 54,588                95,508
                                                -----------          -----------            -----------          ------------
 ............................................................................................................................
CLASS Y SHARES:
  Issued                                                 --                   --                734,436             1,388,804
  Reinvested                                             --                   --                 17,662                23,646
  Redeemed                                               --                   --               (724,104)           (1,002,656)
                                                -----------          -----------            -----------          ------------
Change in Class Y Shares                                 --                   --                 27,994               409,794
                                                -----------          -----------            -----------          ------------


38    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
.................................................................................

                                                          BALANCED FUND                                EQUITY FUND
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED          YEAR ENDED              YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $    203,168         $   296,118           $     973,345         $  1,072,599
  Net realized losses from investment
    transactions                                    (491,172)         (1,733,733)            (13,278,173)         (29,117,568)
  Change in unrealized
    appreciation/depreciation from
    investments                                    1,594,556             (90,459)             39,013,499          (27,338,527)
                                                ------------         -----------           -------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        1,306,552          (1,528,074)             26,708,671          (55,383,496)
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                          (11,895)             (3,748)                (65,354)             (36,107)
  Class B Shares                                     (30,581)             (5,763)                     --                   --
  Class C Shares                                      (1,995)               (813)                     --                   --
  Class Y Shares                                    (369,595)           (179,777)             (1,118,576)            (842,473)
                                                ------------         -----------           -------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                          (414,066)           (190,101)             (1,183,930)            (878,580)
                                                ------------         -----------           -------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                    (11,888,601)             90,197            (152,352,431)         102,470,636
                                                ------------         -----------           -------------         ------------
CHANGE IN NET ASSETS                             (10,996,115)         (1,627,978)           (126,827,690)          46,208,560
 ............................................................................................................................
NET ASSETS:
  Beginning of year                               14,584,585          16,212,563             192,894,060          146,685,500
                                                ------------         -----------           -------------         ------------
  End of year                                   $  3,588,470         $14,584,585           $  66,066,370         $192,894,060
                                                ------------         -----------           -------------         ------------
                                                ------------         -----------           -------------         ------------
  Accumulated net investment income             $     37,341         $   241,091           $      17,859         $    228,444
                                                ------------         -----------           -------------         ------------
                                                ------------         -----------           -------------         ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    39

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                          BALANCED FUND                                EQUITY FUND
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED          YEAR ENDED              YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $    193,612         $   254,543           $   8,180,284         $ 11,957,002
  Dividends reinvested                                10,110               3,367                  63,443               35,456
  Cost of shares redeemed                           (240,793)           (103,414)             (5,015,569)          (8,621,362)
                                                ------------         -----------           -------------         ------------
Class A (Investor) Shares capital
 transactions                                        (37,071)            154,496               3,228,158            3,371,096
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                        679,436           1,077,745                 853,169            1,081,923
  Dividends reinvested                                29,958               5,589                      --                   --
  Cost of shares redeemed                           (230,315)            (97,724)               (208,591)            (279,702)
                                                ------------         -----------           -------------         ------------
Class B Shares capital transactions                  479,079             985,610                 644,578              802,221
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                         38,274               2,500                  24,206               31,580
  Dividends reinvested                                 1,995                 813                      --                   --
  Cost of shares redeemed                             (7,243)               (821)               (165,268)             (63,795)
                                                ------------         -----------           -------------         ------------
Class C Shares capital transactions                   33,026               2,492                (141,062)             (32,215)
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                      2,805,945           2,172,114              45,465,549          120,030,391
  Dividends reinvested                               369,594             179,778               1,042,585              769,198
  Cost of shares redeemed                        (15,539,174)         (3,404,293)           (202,592,239)         (22,470,055)
                                                ------------         -----------           -------------         ------------
Class Y Shares capital transactions              (12,363,635)         (1,052,401)           (156,084,105)          98,329,534
                                                ------------         -----------           -------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $(11,888,601)        $    90,197           $(152,352,431)        $102,470,636
                                                ------------         -----------           -------------         ------------
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                              24,619              30,620                 729,759              986,765
  Reinvested                                           1,298                 390                   6,026                3,050
  Redeemed                                           (29,879)            (13,028)               (463,074)            (672,658)
                                                ------------         -----------           -------------         ------------
Change in Class A (Investor) Shares                   (3,962)             17,982                 272,711              317,157
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS B SHARES:
  Issued                                              87,827             130,189                  78,761               86,551
  Reinvested                                           3,893                 647                      --                   --
  Redeemed                                           (29,803)            (12,342)                (20,721)             (25,209)
                                                ------------         -----------           -------------         ------------
Change in Class B Shares                              61,917             118,494                  58,040               61,342
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS C SHARES:
  Issued                                               4,794                 298                   2,154                2,531
  Reinvested                                             258                  94                      --                   --
  Redeemed                                              (907)               (108)                (15,839)              (6,145)
                                                ------------         -----------           -------------         ------------
Change in Class C Shares                               4,145                 284                 (13,685)              (3,614)
                                                ------------         -----------           -------------         ------------
 ............................................................................................................................
CLASS Y SHARES:
  Issued                                             353,697             261,958               4,290,203            8,983,553
  Reinvested                                          47,239              20,688                  99,898               64,275
  Redeemed                                        (1,913,232)           (417,055)            (17,991,472)          (1,940,804)
                                                ------------         -----------           -------------         ------------
Change in Class Y Shares                          (1,512,296)           (134,409)            (13,601,371)           7,107,024
                                                ------------         -----------           -------------         ------------

40    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                   GROWTH AND INCOME FUND                           MID-CAP FUND
                                             ----------------------------------         -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  1,762,934         $  1,337,897           $   (277,390)        $   (304,696)
  Net realized gains (losses) from
    investment and options transactions           (9,441,001)         (24,672,615)                 9,437          (18,552,349)
  Change in unrealized
    appreciation/depreciation from
    investments and options                       38,518,987          (17,117,988)            33,785,071           (8,355,049)
                                                ------------         ------------           ------------         ------------
  CHANGE IN NET ASSETS RESULTING FROM
    OPERATIONS                                    30,840,920          (40,452,706)            33,517,118          (27,212,094)
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                          (10,010)              (2,986)                    --                   --
  Class B Shares                                      (2,046)                  --                     --                   --
  Class Y Shares                                  (2,030,344)            (799,787)                    --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (2,042,400)            (802,773)                    --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                      7,450,742           (8,951,741)            31,225,520           (3,472,044)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                              36,249,262          (50,207,220)            64,742,638          (30,684,138)
 ............................................................................................................................
NET ASSETS:
  Beginning of year                              171,271,539          221,478,759            103,480,219          134,164,357
                                                ------------         ------------           ------------         ------------
  End of year                                   $207,520,801         $171,271,539           $168,222,857         $103,480,219
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
  Accumulated net investment income             $    542,460         $    821,926           $         --         $         --
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    41

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
.................................................................................

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $    900,030         $    601,471           $    638,547         $    577,280
  Dividends reinvested                                 9,705                2,897                     --                   --
  Cost of shares redeemed                           (576,695)            (899,525)              (388,850)            (212,541)
                                                ------------         ------------           ------------         ------------
Class A (Investor) Shares capital
 transactions                                        333,040             (295,157)               249,697              364,739
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                        945,891            1,229,558                873,543            2,417,457
  Dividends reinvested                                 2,022                   --                     --                   --
  Cost of shares redeemed                           (139,831)            (120,487)              (429,567)            (592,594)
                                                ------------         ------------           ------------         ------------
Class B Shares capital transactions                  808,082            1,109,071                443,976            1,824,863
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                 25,000               26,336
  Cost of shares redeemed                                 --                   --                     --              (21,556)
                                                ------------         ------------           ------------         ------------
Class C Shares capital transactions                       --                   --                 25,000                4,780
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                     33,049,306           16,872,208                     --                   --
  Dividends reinvested                               421,341              178,816                     --                   --
  Cost of shares redeemed                        (27,161,027)         (26,816,679)                    --                   --
                                                ------------         ------------           ------------         ------------
Class Y Shares capital transactions                6,309,620           (9,765,655)                    --                   --
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
TRUST SHARES:
  Proceeds from shares issued                             --                   --             46,107,032           42,412,795
  Cost of shares redeemed                                 --                   --            (15,600,185)         (48,079,221)
                                                ------------         ------------           ------------         ------------
Trust Shares capital transactions                         --                   --             30,506,847           (5,666,426)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $  7,450,742         $ (8,951,741)          $ 31,225,520         $ (3,472,044)
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                             114,468               69,737                 90,070               71,687
  Reinvested                                           1,290                  308                     --                   --
  Redeemed                                           (78,927)            (105,318)               (56,634)             (28,927)
                                                ------------         ------------           ------------         ------------
Change in Class A (Investor) Shares                   36,831              (35,273)                33,436               42,760
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
CLASS B SHARES:
  Issued                                             125,862              140,389                131,936              305,404
  Reinvested                                             265                   --                     --                   --
  Redeemed                                           (18,379)             (16,034)               (65,762)             (85,941)
                                                ------------         ------------           ------------         ------------
Change in Class B Shares                             107,748              124,355                 66,174              219,463
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                  3,671                3,391
  Redeemed                                                --                   --                     --               (2,753)
                                                ------------         ------------           ------------         ------------
Change in Class C Shares                                  --                   --                  3,671                  638
                                                ------------         ------------           ------------         ------------

..............................................................................................................................
CLASS Y SHARES:
  Issued                                           4,459,324            1,990,822                     --                   --
  Reinvested                                          56,068               19,925                     --                   --
  Redeemed                                        (3,647,279)          (3,209,191)                    --                   --
                                                ------------         ------------           ------------         ------------
Change in Class Y Shares                             868,113           (1,198,444)                    --                   --
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
TRUST SHARES:
  Issued                                                  --                   --              6,913,528            5,158,172
  Redeemed                                                --                   --             (2,336,030)          (6,022,361)
                                                ------------         ------------           ------------         ------------
Change in Trust Shares                                    --                   --              4,577,498             (864,189)
                                                ------------         ------------           ------------         ------------


42    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                 INTERNATIONAL EQUITY FUND                     OVERSEAS EQUITY FUND
                                            ------------------------------------        -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                 $   2,282,789         $  1,520,651           $     1,123          $   (20,655)
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                    (889,405)         (14,464,908)              194,623             (570,945)
  Change in unrealized
    appreciation/depreciation from investments
    and foreign currencies                        43,679,183          (13,761,843)            2,572,761             (753,586)
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       45,072,567          (26,706,100)            2,768,507           (1,345,186)
                                               -------------         ------------           -----------          -----------
 ............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                               --                   --               (71,236)             (83,152)
  Class B Shares                                          --                   --                (3,341)                (894)
  Class C Shares                                          --                   --                   (54)                  --
  Advisor Shares                                  (3,705,000)          (2,797,529)                   --                   --
NET REALIZED GAINS FROM INVESTMENT AND
 FOREIGN CURRENCY TRANSACTIONS:
  Class A (Investor) Shares                               --                   --                    --             (189,407)
  Class B Shares                                          --                   --                    --               (7,926)
  Class C Shares                                          --                   --                    --               (3,527)
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (3,705,000)          (2,797,529)              (74,631)            (284,906)
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   (112,413,621)          39,713,366               713,058            2,143,644
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS                             (71,046,054)          10,209,737             3,406,934              513,552
 ...........................................................................................................................
NET ASSETS:
  Beginning of year                              194,703,733          184,493,996             7,886,799            7,373,247
                                               -------------         ------------           -----------          -----------
  End of year                                  $ 123,657,679         $194,703,733           $11,293,733          $ 7,886,799
                                               -------------         ------------           -----------          -----------
                                               -------------         ------------           -----------          -----------
  Accumulated net investment income            $   3,732,087         $  3,242,965           $    77,699          $    56,257
                                               -------------         ------------           -----------          -----------
                                               -------------         ------------           -----------          -----------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    43

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                          INTERNATIONAL EQUITY FUND                          OVERSEAS EQUITY FUND
                                     -------------------------------------          ---------------------------------------
                                         FOR THE                FOR THE                  FOR THE                FOR THE
                                        YEAR ENDED            YEAR ENDED               YEAR ENDED             YEAR ENDED
                                     OCTOBER 31, 2003      OCTOBER 31, 2002         OCTOBER 31, 2003       OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued          $            --         $          --             $ 74,256,371           $ 6,142,944
  Dividends reinvested                              --                    --                   69,478               270,064
  Cost of shares redeemed                           --                    --              (73,955,056)           (4,650,406)
                                       ---------------         -------------             ------------           -----------
Class A (Investor) Shares capital
 transactions                                       --                    --                  370,793             1,762,602
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                       --                    --                  400,571               436,595
  Dividends reinvested                              --                    --                    3,234                 8,694
  Cost of shares redeemed                           --                    --                  (67,981)              (40,890)
                                       ---------------         -------------             ------------           -----------
Class B Shares capital
 transactions                                       --                    --                  335,824               404,399
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                       --                    --                   10,780                 8,840
  Dividends reinvested                              --                    --                       54                 3,527
  Cost of shares redeemed                           --                    --                   (4,393)              (35,724)
                                       ---------------         -------------             ------------           -----------
Class C Shares capital
 transactions                                       --                    --                    6,441               (23,357)
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued            1,033,987,233           638,506,248                       --                    --
  Dividends reinvested                       2,711,050             1,765,422                       --                    --
  Cost of shares redeemed               (1,149,111,904)         (600,558,304)                      --                    --
                                       ---------------         -------------             ------------           -----------
Advisor Shares capital
 transactions                             (112,413,621)           39,713,366                       --                    --
                                       ---------------         -------------             ------------           -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                          $  (112,413,621)        $  39,713,366             $    713,058           $ 2,143,644
                                       ---------------         -------------             ------------           -----------
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                            --                    --                7,113,411               534,842
  Reinvested                                        --                    --                    7,075                22,454
  Redeemed                                          --                    --               (6,989,865)             (422,514)
                                       ---------------         -------------             ------------           -----------
Change in Class A (Investor)
 Shares                                             --                    --                  130,621               134,782
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
CLASS B SHARES:
  Issued                                            --                    --                   40,360                38,648
  Reinvested                                        --                    --                      339                   744
  Redeemed                                          --                    --                   (7,369)               (3,888)
                                       ---------------         -------------             ------------           -----------
Change in Class B Shares                            --                    --                   33,330                35,504
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
CLASS C SHARES:
  Issued                                            --                    --                    1,049                   885
  Reinvested                                        --                    --                        6                   299
  Redeemed                                          --                    --                     (439)               (3,453)
                                       ---------------         -------------             ------------           -----------
Change in Class C Shares                            --                    --                      616                (2,269)
                                       ---------------         -------------             ------------           -----------
 ..........................................................................................................................
ADVISOR SHARES:
  Issued                                    92,631,040            53,518,520                       --                    --
  Reinvested                                   255,518               134,868                       --                    --
  Redeemed                                (101,337,125)          (50,202,271)                      --                    --
                                       ---------------         -------------             ------------           -----------
Change in Advisor Shares                    (8,450,567)            3,451,117                       --                    --
                                       ---------------         -------------             ------------           -----------


44    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                            SMALL CAP EQUITY FUND                             OPPORTUNITY FUND
                                    --------------------------------------          ---------------------------------------
                                         FOR THE                FOR THE                  FOR THE                FOR THE
                                       YEAR ENDED             YEAR ENDED               YEAR ENDED             YEAR ENDED
                                    OCTOBER 31, 2003       OCTOBER 31, 2002         OCTOBER 31, 2003       OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss                    $ (1,565,842)          $ (1,827,171)            $  (234,805)           $  (244,098)
  Net realized gains (losses) from
    investment transactions                 4,018,810            (49,966,937)                275,213             (3,360,778)
  Change in unrealized
    appreciation/depreciation from
    investments                            65,152,323              2,106,990               4,550,177                230,012
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                           67,605,291            (49,687,118)              4,590,585             (3,374,864)
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                              67,780,861             60,107,797               2,364,162              3,847,236
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS                      135,386,152             10,420,679               6,954,747                472,372
 ..........................................................................................................................
NET ASSETS:
  Beginning of year                       190,685,659            180,264,980              14,086,425             13,614,053
                                         ------------           ------------             -----------            -----------
  End of year                            $326,071,811           $190,685,659             $21,041,172            $14,086,425
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------
  Accumulated net investment
    income                               $         --           $         --             $        --            $        --
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    45

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                      SMALL CAP EQUITY FUND                         OPPORTUNITY FUND
                                            ------------------------------              ------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                  $          --        $          --           $ 5,083,521          $ 4,308,030
  Cost of shares redeemed                                 --                   --            (3,421,035)          (2,279,481)
                                               -------------        -------------           -----------          -----------
Class A (Investor) Shares capital
 transactions                                             --                   --             1,662,486            2,028,549
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                             --                   --             1,009,644            2,185,532
  Cost of shares redeemed                                 --                   --              (281,855)            (368,574)
                                               -------------        -------------           -----------          -----------
Class B Shares capital transactions                       --                   --               727,789            1,816,958
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                65,774              109,966
  Cost of shares redeemed                                 --                   --               (91,887)            (108,237)
                                               -------------        -------------           -----------          -----------
Class C Shares capital transactions                       --                   --               (26,113)               1,729
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                    204,930,414          166,252,280                    --                   --
  Cost of shares redeemed                       (137,149,553)        (106,144,483)                   --                   --
                                               -------------        -------------           -----------          -----------
Advisor Shares capital transactions               67,780,861           60,107,797                    --                   --
                                               -------------        -------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                  $  67,780,861        $  60,107,797           $ 2,364,162          $ 3,847,236
                                               -------------        -------------           -----------          -----------
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                  --                   --               554,127              456,632
  Redeemed                                                --                   --              (395,887)            (241,867)
                                               -------------        -------------           -----------          -----------
Change in Class A (Investor) Shares                       --                   --               158,240              214,765
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS B SHARES:
  Issued                                                  --                   --               119,900              217,277
  Redeemed                                                --                   --               (35,134)             (42,806)
                                               -------------        -------------           -----------          -----------
Change in Class B Shares                                  --                   --                84,766              174,471
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                 7,537               10,963
  Redeemed                                                --                   --               (11,212)             (11,072)
                                               -------------        -------------           -----------          -----------
Change in Class C Shares                                  --                   --                (3,675)                (109)
                                               -------------        -------------           -----------          -----------
 ...........................................................................................................................
ADVISOR SHARES:
  Issued                                          19,641,503           14,288,390                    --                   --
  Redeemed                                       (13,824,591)          (9,644,921)                   --                   --
                                               -------------        -------------           -----------          -----------
Change in Advisor Shares                           5,816,912            4,643,469                    --                   --
                                               -------------        -------------           -----------          -----------


46    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR FUNDS -- LIMITED MATURITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                           INVESTMENT ACTIVITIES                        DIVIDENDS
                                                 --------------------------------------   ------------------------------------

                                                           NET REALIZED AND                                NET
                                  NET ASSET                UNREALIZED GAINS      TOTAL                   REALIZED
                                   VALUE,        NET        (LOSSES) FROM        FROM         NET       GAINS FROM
                                  BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                  OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME    TRANSACTIONS  DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)  $10.04        0.33            0.54            0.87        (0.33)           --        (0.33)
Year ended October 31, 2002         10.58        0.44           (0.10)           0.34        (0.44)        (0.05)       (0.49)
Year ended October 31, 2003         10.43        0.33            0.08            0.41        (0.37)           --        (0.37)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)  $10.07        0.25            0.52            0.77        (0.25)           --        (0.25)
Year ended October 31, 2002         10.59        0.36           (0.09)           0.27        (0.36)        (0.05)       (0.41)
Year ended October 31, 2003         10.45        0.25            0.08            0.33        (0.29)           --        (0.29)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)  $10.07        0.26            0.51            0.77        (0.26)           --        (0.26)
Year ended October 31, 2002         10.58        0.36           (0.09)           0.27        (0.36)        (0.05)       (0.41)
Year ended October 31, 2003         10.44        0.25            0.09            0.34        (0.29)           --        (0.29)
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)  $10.00        0.37            0.59            0.96        (0.37)           --        (0.37)
Year ended October 31, 2002         10.59        0.46           (0.09)           0.37        (0.46)        (0.05)       (0.51)
Year ended October 31, 2003         10.45        0.33            0.10            0.43        (0.40)           --        (0.40)
------------------------------------------------------------------------------------------------------------------------------
                                                                                RATIOS/SUPPLEMENTARY DATA
                                                              --------------------------------------------------------------
                                                                                         RATIO OF
                                                                                           NET
                                                                            RATIO OF    INVESTMENT    RATIO OF
                                   NET ASSET                NET ASSETS AT   EXPENSES    INCOME TO     EXPENSES
                                   VALUE, END   TOTAL           END OF     TO AVERAGE    AVERAGE     TO AVERAGE    PORTFOLIO
                                   OF PERIOD    RETURN      PERIOD(000'S)  NET ASSETS   NET ASSETS   NET ASSETS    TURNOVER(a)
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)    $10.58     8.78%(c)(d)   $    977        1.10%(e)    4.27%(e)    1.49%(e)(f)   102.01%
Year ended October 31, 2002           10.43     3.34%(d)         1,608        0.96%       4.14%       0.96%          44.04%
Year ended October 31, 2003           10.47     3.97%(d)         3,309        1.01%       2.99%       1.01%          98.42%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)    $10.59     8.02%(c)(h)   $    896        1.85%(e)    3.52%(e)    7.59%(e)(f)   102.01%
Year ended October 31, 2002           10.45     2.65%(h)         4,178        1.70%       3.30%       1.70%          44.04%
Year ended October 31, 2003           10.49     3.19%(h)         6,443        1.73%       2.30%       1.73%          98.42%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)    $10.58     7.80%(c)(h)   $    161        1.85%(e)    3.60%(e)   17.61%(e)(f)   102.01%
Year ended October 31, 2002           10.44     2.65%(h)         1,759        1.70%       3.26%       1.70%          44.04%
Year ended October 31, 2003           10.49     3.29%(h)         2,544        1.73%       2.31%       1.73%          98.42%
---------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)    $10.59     9.78%(c)      $ 67,315        0.85%(e)    4.59%(e)    0.85%(e)      102.01%
Year ended October 31, 2002           10.45     3.69%           94,886        0.71%       4.42%       0.71%          44.04%
Year ended October 31, 2003           10.48     4.12%           31,368        0.69%       3.62%       0.69%          98.42%
---------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(b) Class A (Investor) Shares commenced operations on February 7, 2001.
(c) Not annualized.
(d) Excludes sales charge.
(e) Annualized.
(f) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(g) Class B Shares commenced operations on February 15, 2001.
(h) Excludes redemption charge.
(i) Class C Shares commenced operations on February 13, 2001.
(j) Class Y Shares commenced operations on January 23, 2001.

See notes to financial statements.

             HSBC INVESTOR FAMILY OF FUNDS    47

          HSBC ADVISOR FUNDS TRUST -- FIXED INCOME FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                   (LOSSES) FROM       TOTAL
                                        VALUE,         NET        INVESTMENT AND       FROM
                                     BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999             $10.81         0.62           (0.51)           0.11
Year ended October 31, 2000              10.01         0.69           (0.02)           0.67
Year ended October 31, 2001               9.99         0.67            0.80            1.47
Year ended October 31, 2002              10.81         0.55           (0.14)           0.41
Year ended October 31, 2003              10.63         0.41            0.19            0.60
----------------------------------------------------------------------------------------------


                                                    DIVIDENDS
                                     ---------------------------------------
                                                   NET REALIZED
                                                    GAINS FROM                 NET ASSETS
                                        NET         INVESTMENT                   VALUE,
                                     INVESTMENT    AND FUTURES       TOTAL       END OF     TOTAL
                                       INCOME      TRANSACTIONS    DIVIDENDS     PERIOD     RETURN
--------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999            (0.62)         (0.29)         (0.91)      $10.01      1.01%
Year ended October 31, 2000            (0.69)            --          (0.69)        9.99      6.98%
Year ended October 31, 2001            (0.65)            --          (0.65)       10.81     15.11%
Year ended October 31, 2002            (0.59)            --          (0.59)       10.63      3.94%
Year ended October 31, 2003            (0.50)            --          (0.50)       10.73      5.71%
--------------------------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTARY DATA
                                     --------------------------------------------------------
                                                                 RATIO OF NET
                                     NET ASSETS    RATIO OF       INVESTMENT
                                     AT END OF     EXPENSES       INCOME TO
                                       PERIOD     TO AVERAGE     AVERAGE NET       PORTFOLIO
                                      (000'S)     NET ASSETS        ASSET         TURNOVER(a)
---------------------------------------------------------------------------------------------

ADVISOR SHARES
Year ended October 31, 1999           $114,405      0.69%            6.31%          433.26%
Year ended October 31, 2000            134,458      0.61%            6.66%          440.49%
Year ended October 31, 2001            150,580      0.63%            6.45%          341.26%
Year ended October 31, 2002            284,841      0.56%            5.06%           77.82%
Year ended October 31, 2003            110,968      0.56%            4.30%           70.91%
---------------------------------------------------------------------------------------------

 (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

See notes to financial statements.


48    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- BOND FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES              DIVIDENDS
                                                 ------------------------------------------   ----------
                                                              NET REALIZED AND
                                                              UNREALIZED GAINS
                                     NET ASSET                 (LOSSES) FROM       TOTAL
                                      VALUE,        NET        INVESTMENT AND       FROM         NET
                                     BEGINNING   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT
                                     OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME
--------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           $10.51        0.57           (0.49)           0.08        (0.57)
Year ended October 31, 2000             9.78        0.61           (0.01)           0.60        (0.62)
Year ended October 31, 2001             9.76        0.60            0.77            1.37        (0.58)
Year ended October 31, 2002            10.55        0.49           (0.14)           0.35        (0.52)
Year ended October 31, 2003            10.38        0.40            0.13            0.53        (0.43)
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           $10.51        0.49           (0.49)             --        (0.49)
Year ended October 31, 2000             9.78        0.54           (0.01)           0.53        (0.54)
Year ended October 31, 2001             9.77        0.52            0.76            1.28        (0.50)
Year ended October 31, 2002            10.55        0.41           (0.13)           0.28        (0.44)
Year ended October 31, 2003            10.39        0.32            0.13            0.45        (0.35)
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)     $10.46        0.47           (0.45)           0.02        (0.47)
Year ended October 31, 2000             9.77        0.55           (0.01)           0.54        (0.55)
Year ended October 31, 2001             9.76        0.51            0.77            1.28        (0.50)
Year ended October 31, 2002            10.54        0.41           (0.13)           0.28        (0.44)
Year ended October 31, 2003            10.38        0.32            0.13            0.45        (0.35)
--------------------------------------------------------------------------------------------------------

                                            DIVIDENDS
                                     ------------------------
                                         NET
                                       REALIZED
                                      GAINS FROM
                                      INVESTMENT
                                     AND FUTURES      TOTAL
                                     TRANSACTIONS   DIVIDENDS
---------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999              (0.24)       (0.81)
Year ended October 31, 2000                 --        (0.62)
Year ended October 31, 2001                 --        (0.58)
Year ended October 31, 2002                 --        (0.52)
Year ended October 31, 2003                 --        (0.43)
---------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999              (0.24)       (0.73)
Year ended October 31, 2000                 --        (0.54)
Year ended October 31, 2001                 --        (0.50)
Year ended October 31, 2002                 --        (0.44)
Year ended October 31, 2003                 --        (0.35)
---------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)        (0.24)       (0.71)
Year ended October 31, 2000                 --        (0.55)
Year ended October 31, 2001                 --        (0.50)
Year ended October 31, 2002                 --        (0.44)
Year ended October 31, 2003                 --        (0.35)
---------------------------------------------------------------



                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                        ---------------------------------------------------------------------
                                                                                   RATIO OF NET
                                NET ASSET               NET ASSETS    RATIO OF     INVESTMENT       RATIO OF
                                 VALUE,                 AT END OF     EXPENSES      INCOME TO      EXPENSES TO
                                 END OF    TOTAL          PERIOD     TO AVERAGE      AVERAGE         AVERAGE       PORTFOLIO
                                 PERIOD    RETURN        (000'S)     NET ASSETS     NET ASSETS    NET ASSETS(a)   TURNOVER(b)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999       $ 9.78    0.68%(c)     $  4,331       1.07%           5.84%           2.62%       433.26%
Year ended October 31, 2000         9.76    6.39%(c)        3,828       1.10%           6.13%           3.31%       440.49%
Year ended October 31, 2001        10.55   14.41%(c)        6,683       1.10%           5.92%           2.61%       341.26%
Year ended October 31, 2002        10.38    3.44%(c)       12,053       1.10%           4.52%           1.47%        77.82%
Year ended October 31, 2003        10.48    5.17%(c)       14,143       1.10%           3.76%           1.21%        70.91%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999       $ 9.78  (0.01)%(d)     $    345       1.79%           5.13%           3.37%       433.26%
Year ended October 31, 2000         9.77    5.67%(d)          279       1.85%           5.38%           4.03%       440.49%
Year ended October 31, 2001        10.55   13.43%(d)        1,494       1.85%           5.04%           3.32%       341.26%
Year ended October 31, 2002        10.39    2.76%(d)        6,124       1.85%           3.66%           2.18%        77.82%
Year ended October 31, 2003        10.49    4.38%(d)        7,430       1.85%           3.01%           1.96%        70.91%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g) $ 9.77    0.11%(d)(e)  $    152       1.95%(f)        4.96%(f)        3.50%(f)    433.26%
Year ended October 31, 2000         9.76    5.71%(d)          138       1.85%           5.38%           4.05%       440.49%
Year ended October 31, 2001        10.54   13.44%(d)          526       1.85%           5.11%           3.34%       341.26%
Year ended October 31, 2002        10.38    2.77%(d)          983       1.85%           3.75%           2.21%        77.82%
Year ended October 31, 2003        10.48    4.39%(d)          606       1.85%           3.06%           1.97%        70.91%
-----------------------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Excludes redemption charge.
(e) Not annualized.
(f) Annualized.
(g) Class C Shares commenced operations on November 4, 1998.


See notes to financial statements.


             HSBC INVESTOR FAMILY OF FUNDS    49

          HSBC INVESTOR FUNDS -- NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                   (LOSSES) FROM
                                        VALUE,         NET        INVESTMENT AND    TOTAL FROM
                                     BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999             $10.93         0.46           (0.83)          (0.37)
Year ended October 31, 2000              10.08         0.46            0.33            0.79
Year ended October 31, 2001              10.39         0.41            0.54            0.95
Year ended October 31, 2002              10.93         0.38            0.16            0.54
Year ended October 31, 2003              11.09         0.38            0.12            0.50
----------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999             $10.92         0.38           (0.83)          (0.45)
Year ended October 31, 2000              10.07         0.39            0.33            0.72
Year ended October 31, 2001              10.38         0.33            0.54            0.87
Year ended October 31, 2002              10.92         0.30            0.16            0.46
Year ended October 31, 2003              11.08         0.30            0.12            0.42
----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)       $10.90         0.34           (0.77)          (0.43)
Year ended October 31, 2000              10.11         0.39            0.33            0.72
Year ended October 31, 2001              10.42         0.33            0.54            0.87
Year ended October 31, 2002              10.96         0.30            0.16            0.46
Year ended October 31, 2003              11.12         0.30            0.13            0.43
----------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999             $10.93         0.48           (0.84)          (0.36)
Year ended October 31, 2000              10.07         0.49            0.34            0.83
Year ended October 31, 2001              10.39         0.44            0.54            0.98
Year ended October 31, 2002              10.93         0.41            0.16            0.57
Year ended October 31, 2003              11.09         0.41            0.12            0.53
----------------------------------------------------------------------------------------------



                                                    DIVIDENDS
                                     ---------------------------------------

                                                   NET REALIZED
                                                    GAINS FROM                 NET ASSET
                                        NET       INVESTMENT AND                 VALUE,
                                     INVESTMENT      FUTURES         TOTAL       END OF     TOTAL
                                       INCOME      TRANSACTIONS    DIVIDENDS     PERIOD     RETURN
------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999            (0.46)         (0.02)         (0.48)      $10.08     (3.62)%(b)
Year ended October 31, 2000            (0.46)         (0.02)         (0.48)       10.39      8.03 %(b)
Year ended October 31, 2001            (0.41)            --          (0.41)       10.93      9.26 %(b)
Year ended October 31, 2002            (0.38)            --          (0.38)       11.09      5.08 %(b)
Year ended October 31, 2003            (0.38)            --          (0.38)       11.21      4.57 %(b)
------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999            (0.38)         (0.02)         (0.40)      $10.07     (4.30)%(f)
Year ended October 31, 2000            (0.39)         (0.02)         (0.41)       10.38      7.27 %(f)
Year ended October 31, 2001            (0.33)            --          (0.33)       10.92      8.44 %(f)
Year ended October 31, 2002            (0.30)            --          (0.30)       11.08      4.30 %(f)
Year ended October 31, 2003            (0.30)            --          (0.30)       11.20      3.80 %(f)
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)      (0.34)         (0.02)         (0.36)      $10.11     (4.10)%(d)(f)
Year ended October 31, 2000            (0.39)         (0.02)         (0.41)       10.42      7.23 %(f)
Year ended October 31, 2001            (0.33)            --          (0.33)       10.96      8.40 %(f)
Year ended October 31, 2002            (0.30)            --          (0.30)       11.12      4.28 %(f)
Year ended October 31, 2003            (0.30)            --          (0.30)       11.25      3.87 %(f)
------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999            (0.48)         (0.02)         (0.50)      $10.07     (3.45)%
Year ended October 31, 2000            (0.49)         (0.02)         (0.51)       10.39      8.41 %
Year ended October 31, 2001            (0.44)            --          (0.44)       10.93      9.53 %
Year ended October 31, 2002            (0.41)            --          (0.41)       11.09      5.34 %
Year ended October 31, 2003            (0.41)            --          (0.41)       11.21      4.84 %
------------------------------------------------------------------------------------------------------


                                                              RATIOS/SUPPLEMENTARY DATA
                                     ---------------------------------------------------------------------------
                                                                   RATIO OF
                                                                      NET
                                     NET ASSETS    RATIO OF       INVESTMENT       RATIO OF
                                     AT END OF    EXPENSES TO       INCOME        EXPENSES TO
                                       PERIOD       AVERAGE       TO AVERAGE        AVERAGE           PORTFOLIO
                                      (000'S)     NET ASSETS      NET ASSETS      NET ASSETS         TURNOVER(a)
---------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           $17,568        0.96%            4.22%          1.21%(c)           46.56%
Year ended October 31, 2000            12,401        0.93%            4.60%          1.06%(c)           34.12%
Year ended October 31, 2001            17,722        0.95%            3.91%          1.07%(c)            0.00%
Year ended October 31, 2002            16,341        0.95%            3.52%          0.95%(c)           30.70%
Year ended October 31, 2003            22,326        0.91%            3.39%          0.91%              29.79%
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           $   564        1.71%            3.48%          1.96%(c)           46.56%
Year ended October 31, 2000               828        1.70%            3.81%          1.74%(c)           34.12%
Year ended October 31, 2001             5,619        1.70%            3.05%          1.82%(c)            0.00%
Year ended October 31, 2002            12,699        1.70%            2.74%          1.70%(c)           30.70%
Year ended October 31, 2003            18,352        1.66%            2.64%          1.66%              29.79%
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)     $   256        1.70%(e)         3.46%(e)       2.02%(c)(e)        46.56%
Year ended October 31, 2000               416        1.71%            3.77%          1.73%(c)           34.12%
Year ended October 31, 2001             1,523        1.70%            3.04%          1.83%(c)            0.00%
Year ended October 31, 2002             2,608        1.70%            2.74%          1.70%(c)           30.70%
Year ended October 31, 2003             3,252        1.66%            2.64%          1.66%              29.79%
---------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999           $ 8,619        0.71%            4.49%          0.96%(c)           46.56%
Year ended October 31, 2000             9,514        0.69%            4.82%          0.78%(c)           34.12%
Year ended October 31, 2001            14,989        0.70%            4.19%          0.83%(c)            0.00%
Year ended October 31, 2002            19,753        0.70%            3.76%          0.70%(c)           30.70%
Year ended October 31, 2003            20,290        0.67%            3.67%          0.67%              29.79%
---------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Excludes sales charge.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Not annualized.
(e) Annualized.
(f) Excludes redemption charge.
(g) Class C Shares commenced operations on November 4, 1998.


See notes to financial statements.


50    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- BALANCED FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          INVESTMENT ACTIVITIES                   DIVIDENDS
                                                 ----------------------------------------   ----------------------
                                                               NET REALIZED
                                                              AND UNREALIZED
                                     NET ASSET                GAINS (LOSSES)     TOTAL                               NET ASSET
                                       VALUE,       NET            FROM           FROM         NET                    VALUE,
                                     BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT     TOTAL      END OF
                                     OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     DIVIDENDS    PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)     $ 9.55        0.11          (1.02)         (0.91)       (0.09)       (0.09)      $8.55
Year ended October 31, 2002             8.55        0.15          (0.92)         (0.77)       (0.09)       (0.09)       7.69
Year ended October 31, 2003             7.69        0.10           0.68           0.78        (0.20)       (0.20)       8.27
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)     $ 9.80        0.08          (1.25)         (1.17)       (0.08)       (0.08)      $8.55
Year ended October 31, 2002             8.55        0.13          (0.97)         (0.84)       (0.07)       (0.07)       7.64
Year ended October 31, 2003             7.64        0.04           0.69           0.73        (0.15)       (0.15)       8.22
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)     $ 9.78        0.07          (1.24)         (1.17)       (0.06)       (0.06)      $8.55
Year ended October 31, 2002             8.55        0.12          (0.96)         (0.84)       (0.06)       (0.06)       7.65
Year ended October 31, 2003             7.65        0.04           0.69           0.73        (0.15)       (0.15)       8.23
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)     $10.00        0.16          (1.45)         (1.29)       (0.09)       (0.09)      $8.62
Year ended October 31, 2002             8.62        0.16          (0.93)         (0.77)       (0.10)       (0.10)       7.75
Year ended October 31, 2003             7.75        0.15*          0.66           0.81        (0.22)       (0.22)       8.34
------------------------------------------------------------------------------------------------------------------------------

                                                                           RATIOS/SUPPLEMENTARY DATA
                                                     ---------------------------------------------------------------------

                                                                                RATIO OF NET
                                                     NET ASSETS    RATIO OF      INVESTMENT      RATIO OF
                                                     AT END OF    EXPENSES TO    INCOME TO      EXPENSES TO
                                                       PERIOD       AVERAGE       AVERAGE         AVERAGE       PORTFOLIO
                                      TOTAL RETURN    (000'S)     NET ASSETS     NET ASSETS    NET ASSETS(a)   TURNOVER(b)
--------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)     (9.04)%(d)(e)   $   313        1.20%(f)      1.88%(f)        2.05%(f)       39.95%
Year ended October 31, 2002           (9.07)%(e)          419        1.20%         1.71%           1.88%          58.06%
Year ended October 31, 2003           10.39 %(e)          419        1.20%         1.43%           2.90%          89.56%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)    (11.41)%(d)(h)   $   641        1.95%(f)      1.14%(f)        2.78%(f)       39.95%
Year ended October 31, 2002           (9.93)%(h)        1,479        1.95%         0.97%           2.63%          58.06%
Year ended October 31, 2003            9.70 %(h)        2,099        1.95%         0.63%           3.86%          89.56%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)    (11.46)%(d)(h)   $   107        1.95%(f)      1.19%(f)        2.71%(f)       39.95%
Year ended October 31, 2002           (9.85)%(h)           97        1.95%         0.96%           2.63%          58.06%
Year ended October 31, 2003            9.67 %(h)          139        1.95%         0.62%           3.89%          89.56%
--------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (j)    (12.95)%(d)      $15,152        0.95%(f)      2.29%(f)        1.58%(f)       39.95%
Year ended October 31, 2002           (9.02)%          12,589        0.95%         1.96%           1.63%          58.06%
Year ended October 31, 2003           10.70 %             932        0.95%         1.86%           1.73%          89.56%
--------------------------------------------------------------------------------------------------------------------------

 *   Calculated based on average shares outstanding.
 (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
 (c) Class A (Investor) Shares commenced operations on February 20, 2001.
 (d) Not annualized.
 (e) Excludes sales charge.
 (f) Annualized.
 (g) Class B Shares commenced operations on February 9, 2001.
 (h) Excludes redemption charge.
 (i) Class C Shares commenced operations on February 13, 2001.
 (j) Class Y Shares commenced operations on January 18, 2001.


See notes to financial statements.


             HSBC INVESTOR FAMILY OF FUNDS    51

          HSBC INVESTOR FUNDS -- EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                  INVESTMENT ACTIVITIES                       DIVIDENDS
                                             ---------------------------------   -----------------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED                              NET
                                                       GAINS (LOSSES)                            REALIZED
                                 NET ASSET     NET         FROM        TOTAL                  GAINS FROM             NET ASSET
                                  VALUE,    INVESTMENT  INVESTMENT      FROM        NET       INVESTMENT              VALUE,
                                 BEGINNING    INCOME   AND FUTURES   INVESTMENT  INVESTMENT  AND FUTURES     TOTAL    END OF
                                 OF PERIOD    (LOSS)   TRANSACTIONS  ACTIVITIES    INCOME    TRANSACTIONS  DIVIDENDS  PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999       $16.95       0.05        3.32         3.37       (0.04)       (0.39)       (0.43)   $19.89
Year ended October 31, 2000        19.89       0.06       (0.51)       (0.45)      (0.07)       (1.89)       (1.96)    17.48
Year ended October 31, 2001        17.48       0.03       (4.48)       (4.45)      (0.02)          --        (0.02)    13.01
Year ended October 31, 2002        13.01       0.07       (2.76)       (2.69)      (0.03)          --        (0.03)    10.29
Year ended October 31, 2003        10.29       0.04        1.80         1.84       (0.04)          --        (0.04)    12.09
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999       $16.92      (0.08)       3.30         3.22       (0.01)       (0.39)       (0.40)   $19.74
Year ended October 31, 2000        19.74      (0.07)      (0.52)       (0.59)         --        (1.89)       (1.89)    17.26
Year ended October 31, 2001        17.26      (0.08)      (4.40)       (4.48)         --           --           --     12.78
Year ended October 31, 2002        12.78      (0.04)      (2.70)       (2.74)         --           --           --     10.04
Year ended October 31, 2003        10.04      (0.04)       1.76         1.72          --           --           --     11.76
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999(d)  $17.08         --        3.19         3.19       (0.05)       (0.39)       (0.44)   $19.83
Year ended October 31, 2000        19.83      (0.07)      (0.51)       (0.58)         --        (1.89)       (1.89)    17.36
Year ended October 31, 2001        17.36      (0.10)      (4.42)       (4.52)         --           --           --     12.84
Year ended October 31, 2002        12.84      (0.05)      (2.69)       (2.74)         --           --           --     10.10
Year ended October 31, 2003        10.10      (0.04)       1.76         1.72          --           --           --     11.82
------------------------------------------------------------------------------------------------------------------------------
CLASS Y  SHARES
Year ended October 31, 1999       $16.95       0.10        3.32         3.42       (0.09)       (0.39)       (0.48)   $19.89
Year ended October 31, 2000        19.89       0.10       (0.51)       (0.41)      (0.11)       (1.89)       (2.00)    17.48
Year ended October 31, 2001        17.48       0.06       (4.47)       (4.41)      (0.06)          --        (0.06)    13.01
Year ended October 31, 2002        13.01       0.12       (2.78)       (2.66)      (0.06)          --        (0.06)    10.29
Year ended October 31, 2003        10.29       0.06        1.81         1.87       (0.07)          --        (0.07)    12.09
------------------------------------------------------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTARY DATA
                                                     -------------------------------------------------------
                                                                                    RATIO OF
                                                                                      NET
                                                                                   INVESTMENT
                                                     NET ASSETS    RATIO OF          INCOME
                                                     AT END OF    EXPENSES TO      (LOSS) TO
                                                       PERIOD       AVERAGE         AVERAGE       PORTFOLIO
                                      TOTAL RETURN    (000'S)     NET ASSETS       NET ASSETS    TURNOVER(a)

------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           20.23 %(b)      $ 27,942        0.94%           0.26%         70.85%
Year ended October 31, 2000           (2.38)%(b)        22,558        0.93%           0.34%         91.81%
Year ended October 31, 2001          (25.49)%(b)        17,223        1.01%           0.14%         51.65%
Year ended October 31, 2002          (20.74)%(b)        16,881        0.96%           0.34%         62.60%
Year ended October 31, 2003           17.94 %(b)        23,131        1.07%           0.31%         72.30%
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           19.32 %(c)      $  1,775        1.69%         (0.50)%         70.85%
Year ended October 31, 2000           (3.13)%(c)         1,604        1.65%         (0.40)%         91.81%
Year ended October 31, 2001          (25.96)%(c)         1,389        1.76%         (0.61)%         51.65%
Year ended October 31, 2002          (21.44)%(c)         1,708        1.70%         (0.41)%         62.60%
Year ended October 31, 2003           17.13 %(c)         2,682        1.82%         (0.44)%         72.30%
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999(d)      19.05 %(c)(e)   $  1,626        1.33%(f)      (0.16)%(f)      70.85%
Year ended October 31, 2000           (3.11)%(c)         1,204        1.65%         (0.37)%         91.81%
Year ended October 31, 2001          (26.04)%(c)           768        1.75%         (0.60)%         51.65%
Year ended October 31, 2002          (21.34)%(c)           568        1.71%         (0.43)%         62.60%
Year ended October 31, 2003           17.03 %(c)           503        1.79%         (0.42)%         72.30%
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 1999           20.59 %         $245,342        0.69%           0.51%         70.85%
Year ended October 31, 2000           (2.19)%          204,772        0.68%           0.58%         91.81%
Year ended October 31, 2001          (25.27)%          127,306        0.75%           0.40%         51.65%
Year ended October 31, 2002          (20.53)%          173,738        0.70%           0.60%         62.60%
Year ended October 31, 2003           18.26 %           39,751        0.72%           0.62%         72.30%
------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Excludes sales charge.
(c) Excludes redemption charge.
(d) Class C Shares commenced operations on November 4, 1998.
(e) Not annualized.
(f) Annualized.

See notes to financial statements.

52    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          INVESTMENT ACTIVITIES                    DIVIDENDS
                                               -------------------------------------------   ----------------------
                                                            NET REALIZED AND
                                 NET ASSET        NET       UNREALIZED GAINS                                         NET ASSET
                                   VALUE,      INVESTMENT    (LOSSES) FROM     TOTAL FROM       NET                   VALUE,
                                BEGINNING OF     INCOME        INVESTMENT      INVESTMENT    INVESTMENT     TOTAL     END OF
                                   PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES      INCOME     DIVIDENDS   PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)  $10.06         0.01           (1.15)           (1.14)       (0.01)       (0.01)     $8.91
Year ended October 31, 2002          8.91         0.04           (1.73)           (1.69)       (0.01)       (0.01)      7.21
Year ended October 31, 2003          7.21         0.06            1.18             1.24        (0.06)       (0.06)      8.39
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)  $ 9.54        (0.01)          (0.64)           (0.65)       (0.01)       (0.01)     $8.88
Year ended October 31, 2002          8.88        (0.00)*         (1.74)           (1.74)          --           --       7.14
Year ended October 31, 2003          7.14        (0.01)           1.18             1.17        (0.01)       (0.01)      8.30
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (h)  $10.00         0.02           (1.09)           (1.07)       (0.01)       (0.01)     $8.92
Year ended October 31, 2002          8.92         0.06           (1.73)           (1.67)       (0.03)       (0.03)      7.22
Year ended October 31, 2003          7.22         0.07            1.19             1.26        (0.08)       (0.08)      8.40
------------------------------------------------------------------------------------------------------------------------------

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                        ---------------------------------------------------------
                                                                                     RATIO OF NET
                                                        NET ASSETS    RATIO OF        INVESTMENT
                                                        AT END OF    EXPENSES TO    INCOME (LOSS)
                                                          PERIOD       AVERAGE        TO AVERAGE      PORTFOLIO
                                      TOTAL RETURN       (000'S)     NET ASSETS       NET ASSETS     TURNOVER(a)
----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)    (12.65)%(c)(d)      $  1,927       1.11%(e)       0.15%(e)         43.13%
Year ended October 31, 2002          (18.97)%(d)            1,306       1.01%          0.39%            59.85%
Year ended October 31, 2003           17.26 %(d)            1,827       1.04%          0.70%            64.52%
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)    (10.52)%(c)(g)      $    330       1.84%(e)      (0.64)(e)         43.13%
Year ended October 31, 2002          (19.59)%(g)            1,154       1.76%         (0.30)%           59.85%
Year ended October 31, 2003           16.40 %(g)            2,235       1.79%         (0.07)%           64.52%
----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001 (h)     (9.71)%(c)         $219,221       0.82%(e)       0.38%(e)         43.13%
Year ended October 31, 2002          (18.76)%             168,812       0.76%          0.66%            59.85%
Year ended October 31, 2003           17.63 %             203,458       0.79%          0.96%            64.52%
----------------------------------------------------------------------------------------------------------------

 *   Less than $0.005 per share.
 (a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
 (b) Class A (Investor) Shares commenced operations on April 12, 2001.
 (c) Not annualized.
 (d) Excludes sales charge.
 (e) Annualized.
 (f) Class B Shares commenced operations on April 5, 2001.
 (g) Excludes redemption charge.
 (h) Class Y Shares commenced operations on April 2, 2001.


See notes to financial statements.



             HSBC INVESTOR FAMILY OF FUNDS    53

          HSBC INVESTOR FUNDS -- MID-CAP FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                 INVESTMENT ACTIVITIES                      DIVIDENDS
                                       ------------------------------------------   -------------------------
                                                     NET REALIZED
                                                         AND
                                                      UNREALIZED
                                                    GAINS (LOSSES)                  NET REALIZED
                           NET ASSET                     FROM            TOTAL       GAINS FROM
                            VALUE,        NET         INVESTMENT          FROM       INVESTMENT
                           BEGINNING   INVESTMENT     AND OPTION       INVESTMENT    AND OPTION       TOTAL
                           OF PERIOD      LOSS       TRANSACTIONS      ACTIVITIES   TRANSACTIONS    DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2000 (b)                   $10.27       (0.01)         (0.19)           (0.20)            --            --
Year ended October 31,
 2001                        10.07       (0.03)         (2.00)           (2.03)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.90       (0.03)         (1.57)           (1.60)            --            --
Year ended October 31,
 2003                         6.30       (0.03)*         1.68             1.65             --            --
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2000 (f)                   $10.72       (0.02)         (0.64)           (0.66)            --            --
Year ended October 31,
 2001                        10.06       (0.08)         (2.02)           (2.10)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)         (1.55)           (1.63)            --            --
Year ended October 31,
 2003                         6.19       (0.08)*         1.64             1.56             --            --
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2000 (h)                   $10.04       (0.01)          0.03 (j)         0.02             --            --
Year ended October 31,
 2001                        10.06       (0.09)         (2.01)           (2.10)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)         (1.54)           (1.62)            --            --
Year ended October 31,
 2003                         6.20       (0.08)*         1.68             1.60             --            --
-------------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31,
 2000 (i)                   $10.00       (0.01)          0.09 (j)         0.08             --            --
Year ended October 31,
 2001                        10.08       (0.01)         (2.02)           (2.03)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.91       (0.02)         (1.56)           (1.58)            --            --
Year ended October 31,
 2003                         6.33       (0.01)          1.69             1.68             --            --
-------------------------------------------------------------------------------------------------------------




                                                                             RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------

                                                                                          RATIO OF NET
                           NET ASSET                        NET ASSETS      RATIO OF       INVESTMENT
                            VALUE,                          AT END OF       EXPENSES         LOSS TO
                            END OF           TOTAL            PERIOD       TO AVERAGE        AVERAGE         PORTFOLIO
                            PERIOD           RETURN          (000'S)       NET ASSETS      NET ASSETS       TURNOVER(a)
-----------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2000 (b)                    $10.07          (1.95)%(c)(d)   $    445        1.28%(e)        (0.42)%(e)        57.69%
Year ended October 31,
 2001                          7.90         (20.37)%(d)           927        1.13%           (0.40)%          112.67%
Year ended October 31,
 2002                          6.30         (20.25)%(d)         1,010        1.08%           (0.46)%          140.23%
Year ended October 31,
 2003                          7.95          26.19 %(d)         1,539        1.10%           (0.43)%          100.86%
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2000 (f)                    $10.06          (6.16)%(c)(g)   $  1,557        2.02%(e)        (1.17)%(e)        57.69%
Year ended October 31,
 2001                          7.82         (21.09)%(g)         3,827        1.88%           (1.16)%          112.67%
Year ended October 31,
 2002                          6.19         (20.84)%(g)         4,391        1.83%           (1.21)%          140.23%
Year ended October 31,
 2003                          7.75          25.20 %(g)         6,009        1.85%           (1.16)%          100.86%
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2000 (h)                    $10.06           0.20 %(c)(g)   $     18        2.11%(e)        (1.29)%(e)        57.69%
Year ended October 31,
 2001                          7.82         (21.09)%(g)            21        1.87%           (1.13)%          112.67%
Year ended October 31,
 2002                          6.20         (20.72)%(g)            20        1.83%           (1.20)%          140.23%
Year ended October 31,
 2003                          7.80          25.81 %(g)            54        1.85%           (1.23)%          100.86%
-----------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31,
 2000 (i)                    $10.08           0.80 %(c)      $108,487        1.01%(e)        (0.22)%(e)        57.69%
Year ended October 31,
 2001                          7.91         (20.34)%          129,390        0.87%           (0.13)%          112.67%
Year ended October 31,
 2002                          6.33         (19.97)%           98,059        0.82%           (0.18)%          140.23%
Year ended October 31,
 2003                          8.01          26.54 %          160,621        0.85%           (0.17)%          100.86%
-----------------------------------------------------------------------------------------------------------------------

*   Calculated based on average shares outstanding.
(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Class A (Investor) Shares commenced operations on July 10, 2000.
(c) Not annualized.
(d) Excludes sales charge.
(e) Annualized.
(f) Class B Shares commenced operations on July 17, 2000.
(g) Excludes redemption charge.
(h) Class C Shares commenced operations on August 9, 2000.
(i) Trust Shares commenced operations on July 1, 2000.
(j) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating values during the period.

See notes to financial statements.

54    HSBC INVESTOR FAMILY OF FUNDS

          HSBC ADVISOR FUNDS TRUST -- INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        INVESTMENT ACTIVITIES
                                                    ------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                    (LOSSES) FROM
                                        VALUE,         NET        INVESTMENT AND
                                     BEGINNING OF   INVESTMENT   FOREIGN CURRENCY
                                        PERIOD        INCOME       TRANSACTIONS
----------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999             $13.24         0.09             5.87
Year ended October 31, 2000              18.58         0.11             0.75
Year ended October 31, 2001              18.13         0.09            (4.38)
Year ended October 31, 2002              12.56         0.09            (1.73)
Year ended October 31, 2003              10.73         0.20             2.02
----------------------------------------------------------------------------------

                          INVESTMENT ACTIVITIES               DIVIDENDS
                          ---------------------   -----------------------------------
                                                             NET REALIZED
                                                              GAINS FROM
                                  TOTAL                       INVESTMENT                NET ASSET
                                  FROM               NET      AND FOREIGN                 VALUE,
                               INVESTMENT         INVESTMENT   CURRENCY       TOTAL       END OF      TOTAL
                               ACTIVITIES          INCOME     TRANSACTIONS   DIVIDENDS    PERIOD     RETURN
--------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999             5.96        (0.15)        (0.47)        (0.62)     $18.58      46.92 %
Year ended October 31, 2000             0.86        (0.11)        (1.20)        (1.31)      18.13       4.05 %
Year ended October 31, 2001            (4.29)          --         (1.28)        (1.28)      12.56     (25.42)%
Year ended October 31, 2002            (1.64)       (0.19)           --         (0.19)      10.73     (13.32)%
Year ended October 31, 2003             2.22        (0.19)           --         (0.19)      12.76      21.03 %
--------------------------------------------------------------------------------------------------------------



                                                    RATIOS/SUPPLEMENTARY DATA
                                     -------------------------------------------------------
                                                                  RATIO OF
                                                                     NET
                                     NET ASSETS    RATIO OF      INVESTMENT
                                     AT END OF     EXPENSES       INCOME TO
                                       PERIOD     TO AVERAGE       AVERAGE        PORTFOLIO
                                      (000'S)     NET ASSETS     NET ASSETS      TURNOVER(a)
--------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999           $172,004      1.05%           0.54%           34.26%
Year ended October 31, 2000            219,837      0.90%           0.51%           27.81%
Year ended October 31, 2001            184,494      0.99%           0.51%           26.90%
Year ended October 31, 2002            194,704      0.99%           0.70%           31.63%
Year ended October 31, 2003            123,658      1.07%           1.16%           68.51%
--------------------------------------------------------------------------------------------

 (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.


See notes to financial statements.


             HSBC INVESTOR FAMILY OF FUNDS    55

          HSBC INVESTOR FUNDS -- OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 -----------------------------------------
                                                               NET REALIZED
                                                              AND UNREALIZED
                                                              GAINS (LOSSES)
                                     NET ASSET      NET       FROM INVESTMENT
                                      VALUE,     INVESTMENT     AND FOREIGN     TOTAL FROM
                                     BEGINNING     INCOME        CURRENCY       INVESTMENT
                                     OF PERIOD     (LOSS)      TRANSACTIONS     ACTIVITIES
------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           $11.64       (0.04)           5.32           5.28
Year ended October 31, 2000            16.90       (0.11)           0.64           0.53
Year ended October 31, 2001            17.21       (0.04)          (4.05)         (4.09)
Year ended October 31, 2002            11.66       (0.04)          (1.34)         (1.38)
Year ended October 31, 2003             9.87        0.01            1.95           1.96
------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           $11.57       (0.12)           5.24           5.12
Year ended October 31, 2000            16.69       (0.10)           0.48           0.38
Year ended October 31, 2001            16.85       (0.14)          (3.95)         (4.09)
Year ended October 31, 2002            11.30       (0.08)          (1.34)         (1.42)
Year ended October 31, 2003             9.56       (0.06)           1.89           1.83
------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)     $11.88       (0.08)           5.04           4.96
Year ended October 31, 2000            16.84       (0.14)           0.52           0.38
Year ended October 31, 2001            17.00       (0.18)          (3.95)         (4.13)
Year ended October 31, 2002            11.41       (0.08)          (1.36)         (1.44)
Year ended October 31, 2003             9.68       (0.06)           1.93           1.87
------------------------------------------------------------------------------------------



                                              DIVIDENDS
                                     ---------------------------

                                                   NET REALIZED
                                                    GAINS FROM
                                                    INVESTMENT
                                        NET        AND FOREIGN
                                     INVESTMENT      CURRENCY
                                       INCOME      TRANSACTIONS
----------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999            (0.02)            --
Year ended October 31, 2000               --          (0.22)
Year ended October 31, 2001               --          (1.46)
Year ended October 31, 2002            (0.12)         (0.29)
Year ended October 31, 2003            (0.10)            --
----------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999               --             --
Year ended October 31, 2000               --          (0.22)
Year ended October 31, 2001               --          (1.46)
Year ended October 31, 2002            (0.03)         (0.29)
Year ended October 31, 2003            (0.05)            --
----------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)         --             --
Year ended October 31, 2000               --          (0.22)
Year ended October 31, 2001               --          (1.46)
Year ended October 31, 2002               --          (0.29)
Year ended October 31, 2003            (0.01)            --
----------------------------------------------------------------

                                DIVIDENDS                                      RATIOS/SUPPLEMENTARY DATA
                       ----------------------------           ---------------------------------------------------------------
                                                                                           RATIO OF
                                                                                            NET
                                                                                          INVESTMENT
                                                                             RATIO OF      INCOME      RATIO OF
                                          NET ASSET           NET ASSETS    EXPENSES TO    (LOSS)     EXPENSES TO
                                 TOTAL    VALUE, END  TOTAL    AT END OF      AVERAGE    TO AVERAGE    AVERAGE      PORTFOLIO
                               DIVIDENDS  OF PERIOD  RETURN  PERIOD (000'S)  NET ASSETS  NET ASSETS  NET ASSETS(a) TURNOVER(b)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999      (0.02)     $16.90   45.41 %(c)    $ 8,138      1.86%      (0.30)%          2.44%     34.26%
Year ended October 31, 2000      (0.22)      17.21    3.05 %(c)      7,252      1.85%      (0.49)%          2.43%     27.81%
Year ended October 31, 2001      (1.46)      11.66  (25.93)%(c)      6,940      1.85%      (0.35)%          2.44%     26.90%
Year ended October 31, 2002      (0.41)       9.87  (12.42)%(c)      7,203      1.85%      (0.18)%          2.28%     31.63%
Year ended October 31, 2003      (0.10)      11.73   20.09 %(c)     10,096      1.85%       0.07 %          2.34%     68.51%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999         --      $16.69   44.25 %(f)    $    90      2.59%      (1.04)%          3.24%     34.26%
Year ended October 31, 2000      (0.22)      16.85    2.18 %(f)        358      2.60%      (1.17)%          2.96%     27.81%
Year ended October 31, 2001      (1.46)      11.30  (26.52)%(f)        294      2.60%      (1.09)%          3.18%     26.90%
Year ended October 31, 2002      (0.32)       9.56  (13.07)%(f)        588      2.60%      (0.87)%          3.04%     31.63%
Year ended October 31, 2003      (0.05)      11.34   19.26 %(f)      1,076      2.60%      (0.62)%          3.16%     68.51%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)   --      $16.84   41.84 %(d)(f) $    98      2.57%(e)   (1.01)%(e)       3.15%(e)  34.26%
Year ended October 31, 2000      (0.22)      17.00    2.10 %(f)        248      2.60%      (1.14)%          2.96%     27.81%
Year ended October 31, 2001      (1.46)      11.41  (26.53)%(f)        139      2.60%      (1.10)%          3.16%     26.90%
Year ended October 31, 2002      (0.29)       9.68  (13.08)%(f)         96      2.60%      (1.00)%          3.04%     31.63%
Year ended October 31, 2003      (0.01)      11.54   19.28 %(f)        121      2.60%      (0.64)%          3.17%     68.51%
-----------------------------------------------------------------------------------------------------------------------------

 (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
 (c) Excludes sales charge.
 (d) Not annualized.
 (e) Annualized.
 (f) Excludes redemption charge.
 (g) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

56    HSBC INVESTOR FAMILY OF FUNDS

          HSBC ADVISOR FUNDS TRUST -- SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                     NET ASSET                UNREALIZED GAINS     TOTAL
                                      VALUE,        NET        (LOSSES) FROM        FROM
                                     BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT
                                     OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES

-------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999           $11.48       (0.09)           2.65            2.56
Year ended October 31, 2000            12.56       (0.10)           6.73            6.63
Year ended October 31, 2001            17.81       (0.10)          (3.65)          (3.75)
Year ended October 31, 2002            11.32       (0.09)          (1.96)          (2.05)
Year ended October 31, 2003             9.27       (0.06)           3.15            3.09
-------------------------------------------------------------------------------------------

                                            DIVIDENDS
                                     ------------------------

                                     NET REALIZED
                                      GAINS FROM
                                      INVESTMENT      TOTAL
                                     TRANSACTIONS   DIVIDENDS

-------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999             (1.48)        (1.48)
Year ended October 31, 2000             (1.38)        (1.38)
Year ended October 31, 2001             (2.74)        (2.74)
Year ended October 31, 2002                --            --
Year ended October 31, 2003                --            --
-------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                                 ----------------------------------------------------------
                                                                                                RATIO OF NET
                                     NET ASSET                   NET ASSETS      RATIO OF        INVESTMENT
                                      VALUE,                     AT END OF      EXPENSES TO       LOSS TO
                                      END OF      TOTAL            PERIOD         AVERAGE         AVERAGE       PORTFOLIO
                                      PERIOD      RETURN          (000'S)       NET ASSETS       NET ASSETS    TURNOVER(a)
--------------------------------------------------------------------------------------------------------------------------

ADVISOR SHARES
Year ended October 31, 1999            $12.56     24.63 %         $148,538         1.18%           (0.81)%        77.74%
Year ended October 31, 2000             17.81     55.59 %          253,724         1.05%           (0.68)%        79.51%
Year ended October 31, 2001             11.32    (22.98)%          180,265         1.07%           (0.74)%        52.47%
Year ended October 31, 2002              9.27    (18.11)%          190,686         1.07%           (0.87)%       103.90%
Year ended October 31, 2003             12.36     33.33 %          326,072         1.01%           (0.72)%       152.05%
--------------------------------------------------------------------------------------------------------------------------

 (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

See notes to financial statements.


              HSBC INVESTOR FAMILY OF FUNDS    57

          HSBC INVESTOR FUNDS -- OPPORTUNITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                     NET ASSET                UNREALIZED GAINS     TOTAL
                                      VALUE,        NET        (LOSSES) FROM        FROM
                                     BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT
                                     OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------

CLASS A (INVESTOR) SHARES
Year ended October 31, 1999           $11.33       (0.19)           2.78            2.59
Year ended October 31, 2000            13.19       (0.26)           7.13            6.87
Year ended October 31, 2001            18.75       (0.14)          (3.58)          (3.72)
Year ended October 31, 2002             9.60       (0.13)          (1.64)          (1.77)
Year ended October 31, 2003             7.83       (0.10)           2.63            2.53
-------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999           $11.31       (0.23)           2.71            2.48
Year ended October 31, 2000            13.06       (0.28)           6.93            6.65
Year ended October 31, 2001            18.40       (0.23)*         (3.47)          (3.70)
Year ended October 31, 2002             9.27       (0.20)*         (1.56)          (1.76)
Year ended October 31, 2003             7.51       (0.18)*          2.52            2.34
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)     $11.55       (0.10)           2.41            2.31
Year ended October 31, 2000            13.13       (0.32)           7.01            6.69
Year ended October 31, 2001            18.51       (0.24)*         (3.49)          (3.73)
Year ended October 31, 2002             9.35       (0.21)*         (1.57)          (1.78)
Year ended October 31, 2003             7.57       (0.18)           2.55            2.37
-------------------------------------------------------------------------------------------

                                            DIVIDENDS
                                     ------------------------
                                     NET REALIZED
                                      GAINS FROM
                                      INVESTMENT      TOTAL
                                     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------

CLASS A (INVESTOR) SHARES
Year ended October 31, 1999             (0.73)        (0.73)
Year ended October 31, 2000             (1.31)        (1.31)
Year ended October 31, 2001             (5.43)        (5.43)
Year ended October 31, 2002                --            --
Year ended October 31, 2003                --            --
-----------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999             (0.73)        (0.73)
Year ended October 31, 2000             (1.31)        (1.31)
Year ended October 31, 2001             (5.43)        (5.43)
Year ended October 31, 2002                --            --
Year ended October 31, 2003                --            --
-----------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)       (0.73)        (0.73)
Year ended October 31, 2000             (1.31)        (1.31)
Year ended October 31, 2001             (5.43)        (5.43)
Year ended October 31, 2002                --            --
Year ended October 31, 2003                --            --
-----------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                           ------------------------------------------------------------------
                                                                                     RATIO OF
                                 NET ASSET                NET ASSETS    RATIO OF    INVESTMENT       RATIO OF
                                  VALUE,                   AT END OF   EXPENSES TO   LOSS TO       EXPENSES TO
                                  END OF     TOTAL          PERIOD       AVERAGE     AVERAGE         AVERAGE        PORTFOLIO
                                  PERIOD     RETURN        (000'S)     NET ASSETS   NET ASSETS    NET ASSETS(a)    TURNOVER(b)
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1999        $13.19   23.80 %(c)      $13,015        1.75%       (1.38)%         2.14%           77.74%
Year ended October 31, 2000         18.75   54.54 %(c)       15,415        1.65%       (1.29)%         1.84%           79.51%
Year ended October 31, 2001          9.60  (23.65)%(c)       11,892        1.65%       (1.32)%         1.97%           52.47%
Year ended October 31, 2002          7.83  (18.44)%(c)       11,384        1.65%       (1.45)%         2.08%          103.90%
Year ended October 31, 2003         10.36   32.31 %(c)       16,695        1.65%       (1.36)%         2.09%          152.05%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 1999        $13.06   22.93 %(f)      $   536        2.48%       (2.12)%         2.92%           77.74%
Year ended October 31, 2000         18.40   53.30 %(f)        1,273        2.40%       (2.02)%         2.49%           79.51%
Year ended October 31, 2001          9.27  (24.16)%(f)        1,315        2.40%       (2.08)%         2.73%           52.47%
Year ended October 31, 2002          7.51  (18.99)%(f)        2,374        2.40%       (2.18)%         2.86%          103.90%
Year ended October 31, 2003          9.85   31.16 %(f)        3,952        2.40%       (2.11)%         2.83%          152.05%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (g)  $13.13   21.00 %(d)(f)   $   289        2.38%(e)    (2.02)%(e)      2.77%(e)        77.74%
Year ended October 31, 2000         18.51   53.32 %(f)          707        2.40%       (2.02)%         2.46%           79.51%
Year ended October 31, 2001          9.35  (24.17)%(f)          407        2.40%       (2.06)%         2.71%           52.47%
Year ended October 31, 2002          7.57  (19.04)%(f)          329        2.40%       (2.20)%         2.83%          103.90%
Year ended October 31, 2003          9.94   31.31 %(f)          395        2.40%       (2.11)%         2.84%          152.05%
------------------------------------------------------------------------------------------------------------------------------

*   Calculated based on average shares outstanding.
(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Not annualized.
(e) Annualized.
(f) Excludes redemption charge.
(g) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.


58    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003
.................................................................................

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the 'Advisor Trust'), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the 'Act'), as open-end management investment companies. The Trust and Advisor Trust (collectively the 'Trusts') contain the following funds (individually a 'Fund,' collectively the 'Funds'):

FUND                                       SHORT NAME                     TRUST
----                                       ----------                     -----
HSBC Investor Limited Maturity Fund        Limited Maturity Fund          Trust
HSBC Investor Fixed Income Fund            Fixed Income Fund              Advisor Trust
HSBC Investor Bond Fund                    Bond Fund                      Trust
HSBC Investor New York Tax-Free Bond Fund  New York Tax-Free Bond Fund    Trust
HSBC Investor Balanced Fund                Balanced Fund                  Trust
HSBC Investor Equity Fund                  Equity Fund                    Trust
HSBC Investor Growth and Income Fund       Growth and Income Fund         Trust
HSBC Investor Mid-Cap Fund                 Mid-Cap Fund                   Trust
HSBC Investor International Equity Fund    International Equity Fund      Advisor Trust
HSBC Investor Overseas Equity Fund         Overseas Equity Fund           Trust
HSBC Investor Small Cap Equity Fund        Small Cap Equity Fund          Advisor Trust
HSBC Investor Opportunity Fund             Opportunity Fund               Trust

        The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their Respective Portfolios (as defined below), per the following schedule:

                                                                             PROPORTIONATE
                                                                              INTEREST ON
FUND                       RESPECTIVE PORTFOLIO                             OCTOBER 31, 2003
----                       --------------------                             ----------------
Limited Maturity Fund      HSBC Investor Limited Maturity Portfolio              51.7%
Fixed Income Fund          HSBC Investor Fixed Income Portfolio                  54.6%
Bond Fund                  HSBC Investor Fixed Income Portfolio                  10.9%
International Equity Fund  HSBC Investor International Equity Portfolio          61.0%
Overseas Equity Fund       HSBC Investor International Equity Portfolio           5.6%
Small Cap Equity Fund      HSBC Investor Small Cap Equity Portfolio              76.5%
Opportunity Fund           HSBC Investor Small Cap Equity Portfolio               4.9%

        The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'), and like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Limited Maturity Fund, New York Tax-Free Bond Fund, Balanced Fund, Equity Fund, and the Growth and Income Fund each offers four classes of shares, Class A (Investor) Shares, Class B Shares, Class C Shares and Class Y Shares. The Mid-Cap Fund offers four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Fixed Income Fund, International Equity Fund, and the Small Cap Equity Fund each offers one class of shares. The Bond Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares,

                                             HSBC INVESTOR FAMILY OF FUNDS    59

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    Class A (Investor) Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

    A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees.

    B. FEEDER FUNDS

        The Feeder Funds record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

    A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    B. FEEDER FUNDS

        The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.

60    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    FUTURES CONTRACTS:

        The New York Tax-Free Bond Fund and Equity Fund invest in futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the New York Tax-Free Bond Fund and Equity Fund are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

        Futures contracts may also be entered into for non-hedging purposes. A 'sale' of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A 'purchase' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

        Should market conditions move unexpectedly, the New York Tax-Free Bond Fund and the Equity Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    OPTIONS:

        The Growth and Income Fund and the Mid-Cap Fund write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is 'covered' if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss.

    EXPENSE ALLOCATION:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

    DIVIDENDS TO SHAREHOLDERS:

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Equity Fund, semiannually in the case of the Balanced Fund, Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

        The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

                                             HSBC INVESTOR FAMILY OF FUNDS    61

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    REDEMPTION FEE:

        Effective September 1, 2003, the International Equity Fund and Overseas Equity Fund, Class B and Class C, charge a redemption fee of 2%, paid to the funds, on the redemption and exchange of shares of the funds held less than 30 days. The fee does not apply to shares representing the reinvestment of dividends or capital gains distributions or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the year ended October 31, 2003, the funds did not collect any redemption fees.

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  CALL OPTIONS WRITTEN:

        The following is a summary of covered call option activity for the Growth and Income Fund for the year ended October 31, 2003:

                                                              NUMBER OF   PREMIUMS
                                                              CONTRACTS   RECEIVED
                                                              ---------   --------
Options outstanding at October 31, 2002.....................     252      $  45,988
Options written.............................................     252         87,567
Options terminated in closing purchase transactions.........    (504)      (133,555)
                                                                ----      ---------
Options outstanding at October 31, 2003.....................      --      $      --
                                                                ----      ---------
                                                                ----      ---------

        The following is a summary of covered call option activity for the Mid-Cap Fund for the year ended October 31, 2003:

                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    --------
Options outstanding at October 31, 2002.....................    1,700     $   297,713
Options written.............................................    4,650         987,650
Options terminated in closing purchase transactions.........   (6,350)     (1,285,363)
                                                               ------     -----------
Options outstanding at October 31, 2003.....................       --     $        --
                                                               ------     -----------
                                                               ------     -----------

4.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Balanced Fund, Growth and Income Fund and Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
New York Tax-Free Bond Fund.................................    0.25%
Balanced Fund...............................................    0.55%
Growth and Income Fund......................................    0.55%
Mid-Cap Fund................................................    0.55%

62    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

        HSBC also serves as Investment Adviser to the Equity Fund. Alliance Capital Management L.P. and Institutional Capital Corporation serve as Sub-Investment Advisers to the Equity Fund and are paid for their services directly by HSBC. For their services as Investment Adviser and Sub-Investment Advisers to the Equity Fund, HSBC, Alliance Capital Management and Institutional Capital Corporation receive in aggregate a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trusts are affiliated, serves the Trusts as Administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Trusts. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. The Portfolios pay half of each Feeder Fund's administration fee for a combination of the total fee rate above. BISYS Ohio may use its fees to pay advertising and marketing expenses for the benefit of the Funds.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the 'Distributor'). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, recovered $1,032,406 in commissions from sales of the funds of which $110,635 was reallowed to affiliated brokers and dealers. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares and Class C Shares. In addition, the Distributor retains a portion of the front-end sales charge of Class A (Investor) Shares. For the year ended October 31, 2003, the Distributor retained $389 from dealer commissions.

    SHAREHOLDER SERVICING:

        The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

                                             HSBC INVESTOR FAMILY OF FUNDS    63

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, of the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Balanced Fund, Overseas Equity Fund and Opportunity Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                       EXPENSE
FUND                                                          CLASS   LIMITATION
----                                                          -----   ----------
Limited Maturity Fund.......................................   A         1.10%
Limited Maturity Fund.......................................   B         1.85
Limited Maturity Fund.......................................   C         1.85
Limited Maturity Fund.......................................   Y         0.85
Bond Fund...................................................   A         1.10
Bond Fund...................................................   B         1.85
Bond Fund...................................................   C         1.85
New York Tax-Free Bond Fund.................................   A         0.95
New York Tax-Free Bond Fund.................................   B         1.70
New York Tax-Free Bond Fund.................................   C         1.70
New York Tax-Free Bond Fund.................................   Y         0.70
Balanced Fund...............................................   A         1.20
Balanced Fund...............................................   B         1.95
Balanced Fund...............................................   C         1.95
Balanced Fund...............................................   Y         0.95
Overseas Equity Fund........................................   A         1.85
Overseas Equity Fund........................................   B         2.60
Overseas Equity Fund........................................   C         2.60
Opportunity Fund............................................   A         1.65
Opportunity Fund............................................   B         2.40
Opportunity Fund............................................   C         2.40

    FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Equity Fund, Balanced Fund and Growth and Income Fund. For services to the Funds, BISYS Ohio receives an annual fee from each fund accrued daily and paid monthly.

5.  INVESTMENT TRANSACTIONS:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended October 31, 2003, totaled:

                                                             PURCHASES        SALES
                                                             ---------        -----
New York Tax-Free Bond Fund...............................  $ 24,263,541   $ 16,017,555
Balanced Fund.............................................     9,919,228     20,789,679
Equity Fund...............................................   137,614,571    287,586,729
Growth and Income Fund....................................   125,903,733    118,324,526
Mid-Cap Fund..............................................   160,697,226    128,538,361

64    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

        Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2003, totaled:

                                                         CONTRIBUTIONS     WITHDRAWALS
                                                         -------------     -----------
Limited Maturity Fund..................................  $   72,065,903   $  136,914,366
Fixed Income Fund......................................     175,350,814      369,644,303
Bond Fund..............................................      10,621,856        8,765,576
International Equity Fund..............................   1,035,303,087    1,149,911,797
Overseas Equity Fund...................................      74,606,901       74,105,596
Small Cap Equity Fund..................................     204,925,127      137,344,852
Opportunity Fund.......................................       6,131,516        3,926,582

6.  CONCENTRATION OF CREDIT RISK:

        The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

                                             HSBC INVESTOR FAMILY OF FUNDS    65

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

7. FEDERAL INCOME TAX INFORMATION:

        The tax characteristics of dividends paid by the Funds during the fiscal year ended October 31, 2003 were as follows:

                                         DIVIDENDS PAID FROM
                                       -----------------------
                                                        NET
                                                     LONG TERM      TOTAL                                     TOTAL
                                        ORDINARY      CAPITAL      TAXABLE      TAX EXEMPT     RETURN OF    DIVIDENDS
                                         INCOME        GAINS      DIVIDENDS    DISTRIBUTIONS    CAPITAL      PAID(1)
                                         ------        -----      ---------    -------------    -------      -------
Limited Maturity Fund                  $ 3,718,750    $    --    $ 3,718,750    $       --      $   --     $ 3,718,750
Fixed Income Fund                       12,270,749         --     12,270,749            --          --      12,270,749
Bond Fund                                  817,860         --        817,860            --          --         817,860
NY Tax-Free Bond Fund                       10,320         --         10,320     1,840,939          --       1,851,259
Balanced Fund                              414,170         --        414,170            --          --         414,170
Equity Fund                              1,183,930         --      1,183,930            --          --       1,183,930
Growth & Income Fund                     2,042,400         --      2,042,400            --          --       2,042,400
International Equity Fund                3,705,000         --      3,705,000            --          --       3,705,000
Overseas Equity Fund                        72,856         --         72,856            --       1,775          74,631

        As of October 31, 2003, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                              UNDISTRIBUTED
                              UNDISTRIBUTED   UNDISTRIBUTED     LONG-TERM                               ACCUMULATED
                                ORDINARY       TAX EXEMPT        CAPITAL      ACCUMULATED   DIVIDENDS   CAPITAL AND
                                 INCOME          INCOME           GAINS        EARNINGS      PAYABLE    OTHER LOSSES
                                 ------          ------           -----        --------      -------    ------------
Limited Maturity Fund          $  257,414        $    --       $1,736,087     $1,993,501    $ (59,935)  $         --
Fixed Income Fund                 219,572             --               --        219,572     (215,697)    (2,596,722)
Bond Fund                          35,069             --               --         35,069      (35,243)      (618,679)
NY Tax-Free Bond Fund                  --         83,477          325,009        408,486      (81,963)            --
Balanced Fund                      37,237             --               --         37,237          104     (3,528,726)
Equity Fund                        17,859             --               --         17,859           --    (49,567,972)
Growth & Income Fund              542,460             --               --        542,460           --    (56,290,728)
Mid-Cap Fund                           --             --               --             --           --    (31,161,871)
International Equity Fund       3,737,768             --               --      3,737,768           --    (21,857,308)
Overseas Equity Fund               78,218             --               --         78,218           --       (606,026)
Small Cap Equity Fund                  --             --               --             --           --    (59,874,210)
Opportunity Fund                       --             --               --             --           --     (3,788,220)


                                                        TOTAL
                                 UNREALIZED          ACCUMULATED
                                APPRECIATION/         EARNINGS/
                              (DEPRECIATION)(2)       (DEFICIT)
                              -----------------       ---------
Limited Maturity Fund           $    487,593         $  2,421,159
Fixed Income Fund                  6,678,946            4,086,099
Bond Fund                            282,252             (336,601)
NY Tax-Free Bond Fund              2,559,857            2,886,380
Balanced Fund                         29,299           (3,462,086)
Equity Fund                        3,496,916          (46,053,197)
Growth & Income Fund              29,013,046          (26,735,222)
Mid-Cap Fund                      28,521,725           (2,640,146)
International Equity Fund          7,292,603          (10,826,937)
Overseas Equity Fund                 932,032              404,224
Small Cap Equity Fund             52,502,783           (7,371,427)
Opportunity Fund                   3,689,333              (98,887)

        As of October 31, 2003, the following Funds have net capital loss carryforwards, which are available to offset future realized gains.

                        AMOUNT      EXPIRES                                AMOUNT      EXPIRES
                        ------      -------                                ------      -------
Fixed Income Fund     $   922,509    2007     Growth & Income Fund       $20,736,943    2009
                        1,576,583    2008                                 25,956,764    2010
                           97,630    2010                                  9,597,021    2011
Bond Fund                 159,153    2007     Mid-Cap Fund                12,233,929    2009
                           91,688    2008                                 18,927,942    2010
                          185,518    2010     International Equity Fund    5,241,988    2009
                          182,320    2011                                 16,615,320    2010
Balanced Fund           1,420,035    2009     Overseas Equity Fund           606,026    2010
                        1,569,217    2010     Small Cap Equity Fund        9,859,579    2009
                          539,474    2011                                 50,014,631    2010
Equity Fund             5,765,400    2008     Opportunity Fund               415,662    2009
                        1,404,374    2009                                  3,372,558    2010
                       28,126,576    2010
                       14,271,622    2011

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(2) The differences between book-basis and tax-basis unrealized appreciation/deprecation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

66    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

8. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

        For the fiscal year ended October 31, 2003, the following percentage of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders.

                                                              DIVIDENDS
                                                              RECEIVED
                                                              DEDUCTION
                                                              ---------
Balanced Fund                                                    51%
Equity Fund                                                     100%
Growth & Income Fund                                            100%

        The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Shareholders will receive more detailed information along with their 2003 Form 1099-DIV.

                                                              FOREIGN TAX CREDIT
                                                                 PASS THROUGH
                                                                 ------------
International Equity Fund                                          $392,190
Overseas Equity Fund                                                 18,823

        For the fiscal year ended October 31, 2003, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

                                                               AMOUNT
                                                               ------
Balanced Fund                                                 $ 94,957
Equity Fund                                                    737,418
Growth & Income Fund                                           838,253

                                             HSBC INVESTOR FAMILY OF FUNDS    67

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Trustees of
HSBC Investor Funds
HSBC Investor Advisor Funds Trust:

We have audited the accompanying statements of assets and liabilities of HSBC Investor Limited Maturity Fund, HSBC Investor Fixed Income Fund, HSBC Investor Bond Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor International Equity Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Small Cap Equity Fund and HSBC Investor Opportunity Fund (collectively, the Funds), including the schedules of portfolio investments of HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund, as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned by HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund as of October 31, 2003, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
December 15, 2003



68    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................


---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  65.3%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL HOME LOAN BANK  - 9.6%
1.625%, 4/15/05........................  2,500,000    2,499,425
3.25%, 8/15/05.........................  1,500,000    1,532,697
2.50%, 12/15/05........................  1,600,000    1,610,523
4.50%, 11/15/12........................  1,000,000      992,855
4.50%, 9/16/13.........................  1,500,000    1,468,439
                                                     ----------
                                                      8,103,939
                                                     ----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 19.9%
3.625%, 9/15/08........................  1,000,000    1,003,211
Pool #E92282, 5.50%, 11/1/17...........  1,937,179    1,995,587
Pool #C01188, 7.00%, 6/1/31............    859,148      903,937
Pool #C75371, 6.00%, 1/1/33............  1,352,536    1,388,377
Pool #2642, 4.50%, 10/25/27............  3,000,000    3,039,738
Pool #A11010, 5.00%, 7/1/33............  1,985,014    1,954,790
Pool #A14659, 6.50%, 10/1/33...........  2,000,000    2,080,237
Pool #E96835, 4.50%, 6/1/18............  2,394,064    2,389,807
Series 40 HA, 6.50%, 8/17/21...........  1,973,481    1,981,364
                                                     ----------
                                                     16,737,048
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 16.9%
5.75%, 2/15/08.........................    500,000      547,875
4.00%, 9/2/08..........................  1,000,000    1,005,199
6.40%, 5/14/09.........................  1,000,000    1,024,872
5.50%, 3/15/11.........................    750,000      805,219
4.625%, 5/1/13.........................  1,250,000    1,203,466
Pool #535063, 6.50%, 12/1/14...........    621,377      654,205
Pool #535933, 6.50%, 5/1/31............    598,090      621,442
Pool #593187, 7.00%, 11/1/31...........  1,799,781    1,895,031
Pool #695204, 5.50%, 3/1/33............  1,662,090    1,678,138
Pool #694985, 6.00%, 3/1/33............  2,377,137    2,440,844
Pool #704439, 5.00%, 5/1/18............  2,401,313    2,440,904
                                                     ----------
                                                     14,317,195
                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 3.5%
Pool #2687, 6.00%, 12/20/28............    931,386      960,696
Pool #3415, 5.50%, 7/20/33.............  1,974,839    1,998,322
                                                     ----------
                                                      2,959,018
                                                     ----------
U.S. TREASURY NOTES  - 15.4%
2.00%, 11/30/04........................  1,400,000    1,410,500
1.625%, 4/30/05........................  1,250,000    1,251,611
5.625%, 2/15/06........................    500,000      540,762
2.00%, 5/15/06.........................  3,000,000    2,992,734
3.25%, 8/15/07.........................    750,000      762,920
5.50%, 2/15/08.........................    750,000      826,670
3.25%, 8/15/08.........................  1,500,000    1,503,458
5.00%, 2/15/11.........................  1,500,000    1,605,762
4.875%, 2/15/12........................  2,000,000    2,109,844
                                                     ----------
                                                     13,004,261
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS....................              55,121,461
                                                     ----------
---------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 27.7%

AEROSPACE & DEFENSE  - 1.0%
Honeywell International, Inc., 5.125%,
 11/1/06...............................    750,000      804,529
                                                     ----------
AUTO MANUFACTURERS  - 0.9%
General Motors Corp., 7.20%, 1/15/11...    750,000      786,584
                                                     ----------


---------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------

BANKING  - 2.9%
Citigroup, Inc., 6.50%, 1/18/11........    750,000      844,083
Wachovia Corp., 6.15%, 3/15/09.........    750,000      827,743
Washington Mutual Financial Corp.,
 6.25%, 5/15/06........................    750,000      813,673
                                                     ----------
                                                      2,485,499
                                                     ----------
BROKERAGE SERVICES  - 5.7%
Goldman Sachs Group, Inc., 5.70%,
 9/1/12................................    500,000      522,663
Goldman Sachs Group, Inc., 6.125%,
 2/15/33...............................    750,000      748,809
Lehman Brothers Holdings, Inc., 6.25%,
 5/15/06...............................    500,000      544,703
Lehman Brothers Holdings, Inc., 3.50%,
 8/7/08................................  1,000,000      985,495
Merrill Lynch & Co., 5.70%, 2/6/04.....  1,000,000    1,011,208
Merrill Lynch & Co., 3.375%, 9/14/07...  1,000,000    1,004,217
                                                     ----------
                                                      4,817,095
                                                     ----------
CONSUMER PRODUCTS  - 3.6%
Archer Daniels Midland Co., 5.935%,
 10/1/32...............................    500,000      495,531
General Electric Co., 5.00%, 2/1/13....    500,000      503,168
Kellogg Co., 2.875%, 6/1/08............    750,000      721,732
The Procter & Gamble Co., 4.00%,
 4/30/05...............................  1,250,000    1,294,273
                                                     ----------
                                                      3,014,704
                                                     ----------
FINANCE  - 7.1%
CIT Group, Inc., 4.125%, 2/21/06.......  1,000,000    1,030,443
Countrywide Home Loans, Inc., 5.50%,
 8/1/06................................  1,250,000    1,333,525
Ford Motor Credit Co., 6.50%,
 1/25/07...............................  1,250,000    1,289,736
General Electric Capital Corp., 6.75%,
 3/15/32...............................    500,000      554,432
General Motors Accept Corp., 4.50%,
 7/15/06...............................    250,000      253,840
General Motors Accept Corp., 5.125%,
 5/9/08................................    500,000      507,834
SLM Corp., 3.95%, 8/15/08..............  1,000,000    1,006,642
                                                     ----------
                                                      5,976,452
                                                     ----------
GOVERNMENTS (FOREIGN)  - 0.6%
United Mexican States, 4.625%,
 10/8/08...............................    500,000      501,250
                                                     ----------
INSURANCE  - 0.3%
Travelers Property Casualty Corp.,
 6.375%, 3/15/33.......................    250,000      259,666
                                                     ----------
MEDIA  - 1.8%
Comcast Corp., 5.30%, 1/15/14..........  1,000,000      982,860
Time Warner, Inc., 6.125%, 4/15/06.....    500,000      537,802
                                                     ----------
                                                      1,520,662
                                                     ----------
PHARMACEUTICALS  - 1.2%
Pfizer, Inc., 3.625%, 11/1/04..........  1,000,000    1,021,672
                                                     ----------
RETAIL  - 1.5%
Safeway, Inc., 3.80%, 8/15/05..........    750,000      765,402
Wal-Mart Stores, Inc., 4.375%,
 7/12/07...............................    500,000      524,520
                                                     ----------
                                                      1,289,922
                                                     ----------
TELECOMMUNICATIONS  - 1.1%
Deutsche Telekom International Finance
 BV, 3.875%, 7/22/08...................    500,000      498,442
Verizon Global Funding Corp., 4.375%,
 6/1/13................................    500,000      466,286
                                                     ----------
                                                        964,728
                                                     ----------
TOTAL CORPORATE OBLIGATIONS............              23,442,763
                                                     ----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    69

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

---------------------------------------------------------------
 ASSET BACKED SECURITIES  - 4.2%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
American Express Credit Account Master
 Trust 99 2 A, 5.95%, 12/15/06.........    750,000      768,771
CIT Equipment Collateral 01 A A3,
 4.32%, 5/20/05........................    294,002      295,833
Honda Auto Receivables Owner Trust 03 1
 A4, 2.48%, 7/18/08....................  2,500,000    2,503,064
                                                     ----------
TOTAL ASSET BACKED SECURITIES..........               3,567,668
                                                     ----------
---------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.0%
                                          SHARES      VALUE($)
                                         ---------   ----------
Dreyfus Cash Management Fund...........  1,706,257    1,706,257
                                                     ----------
TOTAL INVESTMENT COMPANIES.............               1,706,257
                                                     ----------
TOTAL INVESTMENTS
 (COST $83,207,064) (a)  - 99.2%.......              83,838,149
                                                     ----------
                                                     ----------

---------

Percentages indicated are based on net assets of $84,488,289.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $52,599. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............ $1,242,997
     Unrealized depreciation............   (559,313)
                                         ----------
     Net unrealized appreciation........ $  683,684
                                         ----------
                                         ----------

70    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 56.4%

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL FARM CREDIT BANK  - 1.0%
3.60%, 10/29/07, Callable 10/29/04 @
 100..................................  2,100,000      2,101,510
                                                     -----------
FEDERAL HOME LOAN BANK  - 11.8%
4.40%, 11/20/06.......................  4,500,000      4,711,527
5.05%, 2/6/13, Callable 2/6/04 @
 100..................................  5,795,000      5,784,540
5.00%, 2/7/13, Callable 2/7/05 @
 100..................................  6,085,000      6,092,242
5.10%, 4/24/13........................  4,000,000      3,990,924
6.20%, 8/21/17........................  1,250,000      1,256,945
6.25%, 8/27/18, Callable 8/27/04 @
 100..................................  2,200,000      2,234,456
                                                     -----------
                                                      24,070,634
                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 7.1%
4.125%, 1/17/06, Callable 1/15/04 @
 100..................................  2,500,000      2,513,770
5.75%, 9/15/10........................  4,910,000*     6,211,452
Pool #C00368, 8.50%, 10/1/24..........    102,050        111,052
Pool #C00922, 8.00%, 2/1/30...........    909,279        979,639
Pool #C54447, 7.00%, 7/1/31...........    241,758        254,361
Pool #C60712, 6.50%, 11/1/31..........  2,333,383      2,427,157
Pool #C80387, 6.50%, 4/1/26...........     99,365        103,660
Pool #D62926, 6.50%, 8/1/25...........     77,327         80,723
Pool #G00951, 6.00%, 7/1/28...........    861,093        885,848
Pool #G01317, 7.00%, 10/1/31..........    931,658        980,227
                                                     -----------
                                                      14,547,889
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 20.5%
6.75%, 1/25/08........................  1,545,356      1,580,294
4.625%, 5/1/13........................  3,300,000      3,177,151
6.25%, 5/15/29........................  2,998,000      3,214,752
7.25%, 5/15/30........................    865,000      1,046,618
5.50%, 8/1/33......................... 13,852,325     13,986,069
Pool #253438, 8.50%, 9/1/30...........    230,483        248,106
Pool #329530, 7.00%, 12/1/25..........    228,778        241,578
Pool #329655, 7.00%, 11/1/25..........    190,708        201,378
Pool #356905, 4.32%, 10/1/36 (b)......    555,034        574,149
Pool #398958, 6.50%, 10/1/12..........    208,935        220,133
Pool #535332, 8.50%, 4/1/30...........    195,840        210,962
Pool #535440, 8.50%, 8/1/30...........    241,404        259,862
Pool #535608, 9.50%, 4/1/30...........    328,201        365,922
Pool #548965, 8.50%, 7/1/30...........    149,951        161,416
Pool #568486, 7.00%, 1/1/31...........    115,677        121,826
Pool #573752, 8.50%, 2/1/31...........    213,876        230,230
Pool #575328, 6.50%, 4/1/31...........    342,721        356,103
Pool #623129, 6.50%, 1/1/32...........  3,372,960      3,504,659
Pool #651901, 6.00%, 8/1/32...........  3,072,198      3,154,668
Pool #694655, 5.50%, 4/1/33...........  6,304,878      6,365,753
Pool #695777, 5.50%, 4/1/33...........  2,287,162      2,309,245
                                                     -----------
                                                      41,530,874
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 3.7%
Pool #346406, 7.50%, 2/15/23..........    279,218        300,435
Pool #412530, 7.50%, 12/15/25.........    310,978        333,896
Pool #587112, 6.00%, 6/15/32..........  4,465,672      4,615,201
Pool #780804, 10.00%, 12/15/20........    191,590        215,170
Pool #780826, 9.50%, 5/15/18..........    109,291        121,195
Pool #781300, 7.00%, 6/15/31..........    763,119        809,144
Pool #781345, 6.00%, 10/15/31.........  1,098,527      1,135,357
                                                     -----------
                                                       7,530,398
                                                     -----------

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D.

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
U.S. TREASURY BONDS  - 1.0%
5.25%, 11/15/28.......................  1,950,000      1,946,192
                                                     -----------
U.S. TREASURY NOTES  - 11.3%
3.00%, 11/15/07.......................  2,500,000      2,512,110
4.375%, 8/15/12.......................  3,700,000      3,756,077
3.875%, 2/15/13.......................  1,600,000      1,555,437
3.625%, 5/15/13....................... 15,850,000     15,175,757
                                                     -----------
                                                      22,999,381
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS...................               114,726,878
                                                     -----------

----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 30.7%

AEROSPACE & DEFENSE  - 0.9%
Lockheed Martin Corp., 8.20%,
 12/1/09..............................  1,250,000      1,510,128
Lockheed Martin Corp., 8.50%,
 12/1/29..............................    300,000        390,032
                                                     -----------
                                                       1,900,160
                                                     -----------
ELECTRIC  - INTEGRATED  - 1.4%
Ontario Electricity Financial, 6.10%,
 1/30/08..............................  2,500,000      2,764,370
                                                     -----------
FINANCE  - 17.1%
AIG SunAmerica Global Financing VI,
 6.30%, 5/10/11 (c)...................    642,000        706,332
Anthem Insurance, 9.125%, 4/1/10
 (c)..................................    205,000        255,619
Anthem Insurance, 9.00%, 4/1/27 (c)...    305,000        398,483
AXA Financial, Inc., 6.50%, 4/1/08....    165,000        182,729
CIT Group, Inc., 7.375%, 4/2/07.......  4,725,000      5,329,748
Citigroup, Inc., 7.25%, 10/1/10.......    657,000        764,349
Citigroup, Inc., 5.625%, 8/27/12......  2,500,000      2,637,598
EOP Operating LP, 7.50%, 4/19/29......    163,000        178,394
Farmers Exchange Capital, 7.05%,
 7/15/28 (c)..........................    388,000        359,517
Farmers Insurance Exchange, 8.625%,
 5/1/24 (c)...........................    238,000        245,735
Florida Windstorm, 7.125%, 2/25/19,
 (c)..................................    608,000        707,082
Ford Motor Credit Co., 7.00%,
 10/1/13..............................  3,150,000      3,096,585
General Electric Capital Corp., 8.75%,
 5/21/07..............................  1,300,000      1,541,508
General Electric Capital Corp.,
 7.375%, 1/19/10......................    447,000        521,528
General Electric Capital Corp.,
 6.875%, 11/15/10.....................  2,000,000      2,284,086
General Motors Acceptance Corp.,
 8.00%, 11/1/31.......................    775,000        797,011
Goldman Sachs Group, Inc., 6.875%,
 1/15/11..............................  3,080,000      3,483,289
Hutchison Whampoa Finance CI Ltd.,
 7.45%, 8/1/17 (c)....................    402,000        432,874
Illinois State, 5.10%, 6/1/33.........  1,542,500      1,394,806
J.P. Morgan Chase & Co., 5.25%,
 5/30/07..............................  3,500,000      3,737,696
Metropolitan Life Insurance Co.,
 7.45%, 11/1/23, Callable 11/1/03 @
 103.53 (c)...........................    312,000        323,010
Metropolitan Life Insurance Co.,
 7.80%, 11/1/25 (c)...................    275,000        319,557
Morgan Stanley, 5.80%, 4/1/07.........  2,500,000      2,728,308
New York Life Insurance, 7.50%,
 12/15/23 (c).........................    250,000        260,440
PNC Institutional Capital Trust A,
 7.95%, 12/15/26 (c)..................    187,000        205,014

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    71

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Prime Property Funding II, 7.00%,
 8/15/04 (c)..........................    210,000        218,130
Prudential Insurance Co., 8.30%,
 7/1/25 (c)...........................    548,000        665,716
Travelers Property Casualty Corp.,
 7.75%, 4/15/26.......................  1,000,000      1,190,550
                                                     -----------
                                                      34,965,694
                                                     -----------
FOOD  - DIVERSIFIED  - 1.8%
Kellogg Co., 6.60%, 4/1/11............  3,250,000      3,631,160
                                                     -----------
GOVERNMENTS (FOREIGN)  - 0.3%
United Mexican States, 8.125%,
 12/30/19.............................    495,000        546,975
                                                     -----------
HEALTH CARE  - 0.7%
Health Net, Inc., 8.375%, 4/15/11.....    295,000        348,880
Pharmacia Corp., 6.60%, 12/1/28.......    513,000        570,498
Wyeth, 6.70%, 3/15/11.................    480,000        539,440
                                                     -----------
                                                       1,458,818
                                                     -----------
HOTELS & LODGING  - 0.2%
Harrahs Operating Co., Inc., 8.00%,
 2/1/11...............................    287,000        334,028
                                                     -----------
MEDIA  - 0.2%
Viacom, Inc., 6.625%, 5/15/11.........    392,000        439,105
                                                     -----------
OIL & GAS  - 1.0%
Anadarko Finance Co., 6.75%, 5/1/11
 (c)..................................  1,250,000      1,405,625
Conoco, Inc., 6.95%, 4/15/29..........    565,000        632,957
                                                     -----------
                                                       2,038,582
                                                     -----------
REFUSE SYSTEMS  - 0.1%
Waste Management, Inc., 7.375%,
 5/15/29..............................    160,000        179,271
                                                     -----------
RENTAL  - AUTO AND EQUIPMENT  - 1.7%
Hertz Corp., 1.66%, 8/13/04 (b).......  3,500,000      3,478,013
                                                     -----------
RETAIL  - 3.5%
Sears Roebuck Acceptance, 4.10%,
 1/7/04 (b)...........................  5,080,000      5,085,278
Wal-Mart Stores, Inc., 5.45%,
 8/1/06...............................  1,850,000      1,992,200
                                                     -----------
                                                       7,077,478
                                                     -----------
TELECOMMUNICATIONS  - 1.5%
Comcast Cable Communications Holdings,
 Inc., 8.375%, 3/15/13................  2,200,000      2,659,351
Lenfest Communications, 7.625%,
 2/15/08..............................    330,000        370,960
                                                     -----------
                                                       3,030,311
                                                     -----------
UTILITIES  - 0.3%
PSEG Energy Holdings, 9.125%,
 2/10/04..............................    215,000        218,225
RAS Laffan Liquid Natural Gas, 8.29%,
 3/15/14 (c)..........................    348,000        403,680
                                                     -----------
                                                         621,905
                                                     -----------
TOTAL CORPORATE OBLIGATIONS...........                62,465,870
                                                     -----------

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 6.8%

Banc of America Commercial Mortgage,
 Inc. 00 2 A2, 7.20%, 5/15/10.........    675,000        775,607
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 1/15/32........    700,000        803,061
DLJ Mortgage Acceptance Corp. IO 97
 CF1 S, 0.98%, 5/15/30 (d)............    975,996         21,918
Fannie Mae IO 00 16 PS, 7.48%,
 10/25/29 (d).........................    339,213         25,862


----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Fannie Mae IO 01 4 SA, 6.43%,
 2/17/31 (d)..........................    702,687         66,925
Fannie Mae IO 200 32 SV, 7.48%,
 3/18/30 (d)..........................    216,683         18,060
Fannie Mae IO 270 2, 8.50%, 9/1/23
 (d)..................................    174,292         35,676
Fannie Mae IO 296 2, 8.00%, 4/1/24
 (d)..................................    197,002         35,217
Fannie Mae IO 306, 8.00%, 5/1/30
 (d)..................................    327,388         59,107
FHA Weyerhauser, 7.43%, 1/1/24........     82,207         82,464
First Union-Chase Commercial Mortgage
 99 C2 A2, 6.645%, 6/15/31............    597,000        665,237
Freddie Mac IO 1534 K, 6.275%,
 6/15/23 (d)..........................    556,035         42,221
Freddie Mac IO 2141 SD, 7.03%,
 4/15/29 (d)..........................    371,441         39,341
Freddie Mac IO 2247 SC, 6.38%,
 8/15/30 (d)..........................    297,356         18,898
Freddie Mac, Pool #2642, 4.50%,
 10/25/27.............................  7,000,000      7,092,724
GE Capital Commercial Mortgage Corp.
 01 1 A1, 6.08%, 5/15/33..............    298,113        321,328
GMAC Commercial Mortgage Securities,
 Inc. 98 C2 A2, 6.42%, 5/15/35........    587,000        651,686
GMAC Commercial Mortgage Securities,
 Inc. IO 96 C1 X2, 2.27%,
 10/15/28 (d).........................    441,155         17,518
Government National Mortgage
 Association IO 99 29 SD, 6.88%,
 3/16/26 (d)..........................    305,447         16,868
Government National Mortgage
 Association IO 99 30 S, 7.48%,
 8/16/29 (d)..........................    358,964         38,422
Government National Mortgage
 Association IO 99 30 SA, 6.88%,
 4/16/29 (d)..........................    435,544         40,476
Government National Mortgage
 Association IO 99 32 SB, 6.88%,
 7/16/27 (d)..........................    287,089         21,905
GS Mortgage Securities Corp.
 IO 97 GL X2, 1.01%, 7/13/30 (d)......    555,287         10,237
LB-UBS Commercial Mortgage Trust
 00 C3 A1, 7.95%, 7/15/09.............    315,898        352,807
LB-UBS Commercial Mortgage Trust
 00 C4 A2, 7.37%, 8/15/26.............    600,000        696,778
PNC Mortgage Acceptance Corp. 00 C2
 A2, 7.30%, 10/12/33..................    600,000        693,862
Ryland Mortgage Securities Corp. 94 4
 C1, 4.24%, 9/25/30 (b)...............    569,254        568,701
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 12/18/33........    650,000        723,514
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS..........................                13,936,420
                                                     -----------

----------------------------------------------------------------
 ASSET BACKED SECURITIES  - 4.2%

Citibank Credit Card Issuance Trust 00
 A3 A3, 6.875%, 11/16/09..............  1,115,000      1,269,933
Connecticut RRB Special Purpose Trust
 CL&P-1 01 1 A5, 6.21%, 12/30/11......    700,000        783,377
Detroit Edison Securitization Funding
 LLC 01 1 A3, 5.875%, 3/1/10..........    357,000        387,822
Detroit Edison Securitization Funding
 LLC 01 1 A5, 6.42%, 3/1/15...........    417,000        467,191
MBNA Master Credit Card Trust 00 E A,
 7.80%, 10/15/12......................    600,000        721,112
MBNA Master Credit Card Trust 99 B A,
 5.90%, 8/15/11.......................    527,000        580,575

72    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

----------------------------------------------------------------
 ASSET BACKED SECURITIES, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Peco Energy Transition Trust 00 A A3,
 7.625%, 3/1/10.......................    600,000        704,869
Peco Energy Transition Trust 01 A A1,
 6.52%, 12/31/10......................    550,000        619,455
PSE&G Transition Funding LLC 01 1 A6,
 6.61%, 6/15/15.......................    355,000        401,565
Union Acceptance Corp. 01 C B, 4.73%,
 11/9/09..............................  2,500,000      2,601,562
                                                     -----------
TOTAL ASSET BACKED SECURITIES.........                 8,537,461
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.2%

                                          SHARES      VALUE($)
                                        ----------   -----------
Dreyfus Cash Management Fund..........  4,529,077      4,529,077
                                                     -----------
TOTAL INVESTMENT COMPANIES............                 4,529,077
                                                     -----------
TOTAL INVESTMENTS
 (COST $195,671,845) (a)  - 100.3%....               204,195,706
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $203,550,557.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $289,421. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.........  $ 9,853,932
      Unrealized depreciation.........   (1,619,492)
                                        -----------
      Net unrealized appreciation.....  $ 8,234,440
                                        -----------
                                        -----------

(b) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2003. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(d) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages.

 *  The principal amount of the security is denominated in Euro.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    73

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

----------------------------------------------------------------
 COMMON STOCKS  - 94.7%
                                          SHARES      VALUE($)
                                         ---------   -----------
AUSTRALIA  - 2.3%
Alumina Ltd............................   204,000        862,699
Australia & New Zealand Bank Group
 Ltd...................................    37,321        471,364
Fosters Group Ltd......................   313,694      1,017,198
National Australia Bank Ltd............    40,606        881,359
News Corp. Ltd.........................    45,526        405,402
QBE Insurance Group Ltd................    33,388        244,012
Wesfarmers Ltd.........................     1,000         20,577
WMC Resources Ltd. (b).................    85,800        311,702
Woolworths Ltd.........................    49,500        390,565
                                                     -----------
                                                       4,604,878
                                                     -----------
BRAZIL  - 0.2%
Cia. Vale do Rio Doce ADR..............     9,000        411,750
                                                     -----------
CANADA  - 4.1%
Abitibi-Consolidated, Inc..............   131,000        881,583
Alcan Inc..............................    10,000        399,074
BCE, Inc...............................    48,000      1,087,060
Bombardier, Inc. Class B...............   375,900      1,688,349
Inco Ltd. (b)..........................    13,800        457,958
Placer Dome, Inc.......................    18,800        290,262
Suncor Energy, Inc.....................    20,600        433,012
TELUS Corp., non voting................    37,100        649,929
Thomson Corp...........................    73,400      2,403,509
                                                     -----------
                                                       8,290,736
                                                     -----------
DENMARK  - 0.4%
Novo Nordisk A/S Class B...............    21,100        758,927
TDC A/S Class B........................     4,400        141,402
                                                     -----------
                                                         900,329
                                                     -----------
FINLAND  - 1.2%
Nokia Corp., Class A...................   112,000      1,902,222
UPM-Kymmene Corp.......................    28,400        531,542
                                                     -----------
                                                       2,433,764
                                                     -----------
FRANCE  - 11.0%
Accor SA...............................    19,500        766,884
Banque Nationale de Paris..............    58,900      3,094,900
Bouygues SA............................    37,290      1,014,381
Carrefour SA...........................    11,000        577,484
Essilor................................    15,100        726,374
France Telecom SA (b)..................    58,800      1,423,151
Groupe Danone..........................     8,900      1,342,943
L'Air Liquide..........................     9,650      1,430,311
L'Oreal SA.............................    11,400        842,859
Renault SA.............................    40,900      2,705,382
Sanofi-Synthelabo......................    86,020      5,324,906
Schneider SA...........................    19,500      1,141,372
Societe Generale.......................     7,200        534,843
Vivendi Universal SA (b)...............    57,500      1,207,867
                                                     -----------
                                                      22,133,657
                                                     -----------
GERMANY  - 4.1%
Allianz AG.............................     8,200        877,943
Bayerische Motoren Werke AG............     8,872        355,823
DaimlerChrysler AG.....................    21,700        808,501
Deutsche Bank AG.......................    18,800      1,239,179

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
Infineon Technologies AG (b)...........    14,300        211,122
Muenchener Rueckversicher AG...........    10,400      1,240,434
SAP AG.................................     9,900      1,435,141
Siemens AG.............................    29,900      2,009,055
                                                     -----------
                                                       8,177,198
                                                     -----------
HONG KONG  - 2.7%
Cheung Kong Holdings Ltd...............    47,000        391,884
China Mobile Ltd.......................    81,500        231,412
Hang Lung Properties Ltd...............   774,000      1,011,641
Hang Seng Bank Ltd.....................    52,500        655,768
Hong Kong Land Holdings Ltd............   376,000        581,997
Hutchison Whampoa Ltd..................    49,600        384,820
Johnson Electric Holdings Ltd..........   304,500        396,030
Li & Fung Ltd..........................   306,000        514,223
Sun Hung Kai Properties Ltd............    72,000        609,604
Swire Pacific Ltd. Class A.............   112,000        683,622
                                                     -----------
                                                       5,461,001
                                                     -----------
IRELAND  - 0.3%
CRH PLC................................    29,375        528,276
                                                     -----------
ITALY  - 0.8%
Assicurazioni Generali SpA.............     9,000        207,158
ENI SpA................................    60,300        957,548
Uni Credito Italiano SpA...............    82,400        406,150
                                                     -----------
                                                       1,570,856
                                                     -----------
JAPAN  - 21.7%
Advantest Corp.........................     9,700        722,636
AEON Co., Ltd..........................    66,000      2,179,287
Aiful Corp.............................     5,445        344,228
Canon, Inc.............................    24,000      1,161,414
Dai Nippon Printing Co., Ltd...........    26,000        401,583
Daiwa House Industry Co., Ltd..........    61,000        658,080
Daiwa Securities Group, Inc............    67,000        489,999
Fanuc Ltd..............................     9,200        553,163
Fuji Photo Film Co., Ltd...............    17,000        501,023
Hirose Electric Co., Ltd...............     5,700        700,478
Honda Motor Co., Ltd...................    14,800        584,273
Hoya Corp..............................    20,000      1,810,161
Japan Telecom Co., Ltd.................       153        457,880
Kansai Electric Power Co., Inc.........    51,500        890,071
Millea Holdings, Inc...................        56        667,303
Mitsubishi Corp........................    86,000        892,582
Mitsubishi Estate Co., Ltd.............   147,000      1,409,360
Mitsubishi Heavy Industries, Ltd.......   109,000        299,431
Mitsubishi Motors Corp. (b)............   118,000        253,313
Mitsubishi Tokyo Financial Group,
 Inc...................................        91        653,932
Mitsui Fudosan Co., Ltd................    46,000        428,053
Mitsui Sumitomo Insurance Co., Ltd.....   149,370      1,230,993
Murata Manufacturing Co., Ltd..........    11,700        665,166
NEC Corp...............................   364,000      3,215,026
NEC Electronics Corp. (b)..............       400         30,782
Nidec Corp.............................    13,200      1,278,756
Nikko Cordial Securities Co., Ltd......    67,000        361,404
Nikon Corp. (b)........................     6,000         91,090
Nintendo Co., Ltd......................     4,000        308,910

74    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
Nippon Steel Corp......................   252,000        518,052
Nissan Motor Co., Ltd..................   151,000      1,692,200
Nitto Denko Corp.......................    23,500      1,233,411
Nomura Securities Corp.................    46,000        789,994
ORIX Corp..............................    10,800        908,719
Ricoh Co. Ltd..........................    24,000        455,178
Rohm Co., Ltd..........................    14,300      1,927,739
Sankyo Co., Ltd........................    54,000        864,511
Sekisui House, Ltd.....................    79,000        775,376
Shimamura Co., Ltd.....................     5,400        375,276
Shin-Etsu Chemical Co., Ltd............     8,300        308,792
Shionogi & Co., Ltd....................    37,000        620,958
SMC Corp...............................     5,700        685,960
Sompo Japan Insurance, Inc.............    24,000        198,663
Sony Corp..............................    16,810        585,640
Sumitomo Chemical Co., Ltd.............    51,000        190,203
Sumitomo Forestry Co., Ltd.............    84,000        687,679
Suzuki Motor Corp......................    72,000      1,041,343
Tokyo Electron, Ltd....................    36,600      2,623,440
Toray Industries, Inc..................    91,000        378,287
Tostem Inax Holding Corp...............    30,000        534,589
Toyota Motor Co........................    30,000        854,141
Yahoo Japan Corp. (b)..................        74      1,097,194
Yamanouchi Pharmaceutical Co., Ltd.....    19,000        477,009
Yamato Transport Co., Ltd..............    40,000        531,587
                                                     -----------
                                                      43,596,318
                                                     -----------
LUXEMBOURG  - 0.1%
SES Global SA, Class A FDR.............    30,600        272,485
                                                     -----------
MEXICO  - 0.5%
America Movil SA de CV, Series L ADR...    25,800        614,040
Telefonos De Mexico SA de CV, Class L
 ADR...................................    13,700        440,455
                                                     -----------
                                                       1,054,495
                                                     -----------
NETHERLANDS  - 10.3%
ABN AMRO Holding NV....................   160,553      3,368,904
Aegon NV...............................   105,176      1,379,173
Heineken NV............................    39,025      1,392,753
Heineken NV, Class A...................    33,475      1,043,692
ING Groep NV...........................    68,107      1,414,055
Koninklijke Numico Class C NV (b)......    27,800        627,283
Koninklijke Philips Electronics NV.....    39,800      1,072,943
Koninklijke (Royal) KPN NV (b).........   279,900      2,128,010
Royal Dutch Petroleum Co...............   118,300      5,249,281
STMicroelectronics NV..................    36,600        974,338
Unilever NV............................    24,300      1,411,590
VNU NV.................................    26,160        796,768
                                                     -----------
                                                      20,858,790
                                                     -----------
NORWAY  - 1.5%
DNB Holding ASA........................    61,400        358,569
Norsk Hydro ASA........................    29,300      1,648,942
Statoil ASA............................   103,000        968,531
                                                     -----------
                                                       2,976,042
                                                     -----------
SINGAPORE  - 1.4%
DBS Group Holdings Ltd. ADR............   145,000      1,191,320



----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
Singapore Airlines Ltd.................    31,000        215,457
Singapore Press Holdings Ltd...........    19,370        219,184
Singapore Telecommunications Ltd.......  1,261,520     1,246,340
                                                     -----------
                                                       2,872,301
                                                     -----------
SOUTH AFRICA  - 0.2%
Anglo American PLC.....................    20,400        417,490
                                                     -----------
SOUTH KOREA  - 0.8%
Samsung Electronics Co., Ltd...........     8,505      1,701,000
                                                     -----------
SPAIN  - 2.7%
Antena 3 Television (b)................       417         13,617
Banco Bilbao Vizcaya Argentina SA......   182,000      2,088,246
Industria de Diseno Textil, SA
 (Inditex).............................    69,500      1,435,705
Repsol SA..............................    25,900        451,631
Telefonica SA..........................   123,227      1,532,790
                                                     -----------
                                                       5,521,989
                                                     -----------
SWEDEN  - 1.3%
Assa Abloy AB Class B..................    82,900        818,283
ForeningsSparbanken AB, Class A........    71,600      1,193,202
Sandvik AB.............................    13,700        407,443
Svenska Handelsbanken Group, Class A...    13,800        243,243
                                                     -----------
                                                       2,662,171
                                                     -----------
SWITZERLAND  - 8.7%
Cie Financier Richemont AG, unit, Class
 A.....................................    78,930      1,776,198
Holcim Ltd.............................    37,083      1,560,688
Nestle SA..............................    11,032      2,428,882
Novartis AG............................    83,887      3,197,551
Roche Holding AG.......................    12,369      1,023,533
Serono SA, Class B.....................       828        571,697
Swiss Reinsurance Co...................    40,501      2,549,226
Swisscom AG............................     7,786      2,265,220
Synthes-Stratec, Inc...................       585        537,095
UBS AG.................................    26,192      1,608,375
                                                     -----------
                                                      17,518,465
                                                     -----------
TAIWAN  - 1.6%
Taiwan Semiconductor Manufacturing Co.,
 Ltd. ADR (b)..........................   286,673      3,170,603
                                                     -----------
UNITED KINGDOM  - 16.8%
ARM Holdings PLC (b)...................   191,800        370,228
AstraZeneca PLC........................   148,951      7,074,401
Barclays PLC...........................   104,800        883,867
BG Group PLC...........................   400,000      1,824,221
BHP Billiton PLC.......................   328,304      2,578,052
Brambles Industries PLC................    77,500        234,752
British Aerospace PLC..................   170,862        530,598
Centrica PLC...........................   224,100        701,629
Compass Group PLC......................    38,600        222,544
Diageo PLC.............................    55,400        651,496
HBOS PLC...............................    87,100      1,013,199
National Grid Transco PLC..............   137,100        875,353
Pearson PLC............................   113,600      1,175,918
Prudential Corp. PLC...................    34,400        266,920
Reckitt Benckiser PLC..................    26,900        566,035
Reed Elsevier PLC......................   103,000        800,519

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    75

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES OR
                                         PRINCIPAL
                                          AMOUNT*     VALUE($)
                                         ---------   -----------
Rio Tinto PLC..........................    12,400        300,693
Royal Bank Of Scotland Group PLC.......    97,600      2,615,176
Smith & Nephew PLC.....................    79,600        632,499
Smiths Group PLC.......................    87,900      1,046,371
Standard Chartered Bank................   105,400      1,685,742
Unilever PLC...........................    45,900        391,397
Vodafone Group PLC..................... 3,243,053      6,810,332
Xstrata PLC............................    65,800        675,539
                                                     -----------
                                                      33,927,481
                                                     -----------
TOTAL COMMON STOCKS....................              191,062,075
                                                     -----------

-----------------------------------------------------------------
 CONVERTIBLE BONDS  - 1.2%
JAPAN  - 0.7%
SMFG Finance (Cayman) Ltd., 2.25%,
 7/11/05, (c)(d)...................... 84,000,000       1,388,729
                                                      -----------
SWITZERLAND  - 0.5%
Credit Suisse Group Finance
 (Guernsey), 6.00%, 12/23/05..........    960,000       1,018,340
                                                      -----------
TOTAL CONVERTIBLE BONDS...............                  2,407,069
                                                      -----------

-----------------------------------------------------------------
 RIGHTS & WARRANTS  - 0.1%
AUSTRALIA  - 0.0%
Australia & New Zealand Banking
 Group Ltd., expire 2003..............        6,785        20,750
                                                      -----------
GERMANY  - 0.1%
Muenchener Rueckver, expire 2003......       10,400        85,960
                                                      -----------
UNITED KINGDOM  - 0.0%
TI Automotive Ltd., Class A (b).......      190,000             0
                                                      -----------
TOTAL RIGHTS & WARRANTS...............                    106,710
                                                      -----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 3.9%
                                          SHARES       VALUE($)
                                        -----------   -----------
UNITED STATES  - 3.9%
Investors Cash Reserve................    7,962,310     7,962,310
                                                      -----------
TOTAL INVESTMENT COMPANIES............                  7,962,310
                                                      -----------
TOTAL INVESTMENTS
 (COST $183,219,726) (a)  - 99.9%.....                201,538,164
                                                      -----------
                                                      -----------

---------
Percentages indicated are based on net assets of $201,804,564.
(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $6,230,630. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...........  $15,405,384
       Unrealized depreciation...........   (3,317,576)
                                           -----------
       Net unrealized appreciation.......  $12,087,808
                                           -----------
                                           -----------

(b) Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(d) Step-up bond; coupon rate is zero until step-up date. Step-up rate is provided.

* The principal amount of each security is denominated in the local issue currency of each security.

ADR -- American Depositary Receipt
FDR -- Fiduciary Depositary Receipt


76    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Aerospace & Defense.........................................      0.3%
Airlines....................................................      0.1%
Automotive..................................................      4.5%
Banking & Financial Services................................     15.6%
Building & Construction.....................................      1.0%
Building Materials..........................................      0.3%
Business Services...........................................      0.9%
Chemicals...................................................      1.8%
Computer Related............................................      3.6%
Diversified Manufacturing Operations........................      2.2%
Drugs -- Medical............................................     10.4%
Electrical..................................................      2.1%
Electronic Components & Semiconductors......................      5.7%
Food & Beverage.............................................      6.4%
Insurance...................................................      3.0%
Leisure.....................................................      2.7%
Metals & Mining.............................................      4.5%
Manufacturing...............................................      3.1%
Multimedia..................................................      3.4%
Office Equipment & Supplies.................................      0.3%
Oil & Gas...................................................      6.6%
Paper Products..............................................      0.7%
Publishing..................................................      1.9%
Real Estate.................................................      2.2%
Retail......................................................      2.4%
Telecommunciations..........................................      9.8%
Transportation..............................................      0.3%
Wholesale Distribution......................................      0.3%
Investment Companies........................................      3.9%
                                                                ------
Total Investments...........................................    100.0%
Other assets in excess of liabilities.......................      0.0%
                                                                ------
Net Assets..................................................    100.0%
                                                                ------
                                                                ------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    77

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

At October 31, 2003, the portfolio's open forward currency contracts were as follows:

                                                                   CONTRACT         CONTRACT                     UNREALIZED
                                                   DELIVERY         AMOUNT            VALUE                    APPRECIATION/
CURRENCY                                             DATE      (LOCAL CURRENCY)   (U.S. DOLLAR)     VALUE      (DEPRECIATION)
--------                                             ----      ----------------   -------------     -----      --------------
LONG CONTRACTS

British Pound...................................   11/3/2003          24,960       $   42,457     $   42,347     $    (110)
British Pound...................................   11/5/2003          58,568           99,244         99,351           107
Canadian Dollar.................................   1/20/2004       1,607,451        1,209,437      1,215,204         5,767
Euro............................................   11/5/2003          10,070           11,656         11,705            49
Japanese Yen....................................   11/5/2003       8,023,418           73,998         72,998        (1,000)
Japanese Yen....................................  11/25/2003     199,879,810        1,702,890      1,820,037       117,147
Japanese Yen....................................  11/25/2003       2,509,000           21,420         22,846         1,426
                                                                                   ----------     ----------     ---------
TOTAL LONG CONTRACTS...........................................................    $3,161,102     $3,284,488     $ 123,386
                                                                                   ----------     ----------     ---------
                                                                                   ----------     ----------     ---------

SHORT CONTRACTS

Hong Kong Dollar................................   11/3/2003         165,249       $   21,286     $   21,281     $       5
Hong Kong Dollar................................   11/4/2003         164,495           21,180         21,185            (5)
Japanese Yen....................................   11/4/2003       3,379,625           31,250         30,747           503
Japanese Yen....................................   11/6/2003      37,845,887          344,188        344,342          (154)
Japanese Yen....................................   1/20/2004     131,376,998        1,209,437      1,198,722        10,715
Japanese Yen....................................    3/4/2004      64,374,840          556,924        588,249       (31,325)
Swiss Franc.....................................  11/25/2003       2,397,215        1,702,890      1,796,744       (93,854)
                                                                                   ----------     ----------     ---------
TOTAL SHORT CONTRACTS..........................................................    $3,887,155     $4,001,270     $(114,115)
                                                                                   ----------     ----------     ---------
                                                                                   ----------     ----------     ---------

78    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003
.................................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 84.3%
                                           SHARES      VALUE($)
                                         ----------   -----------
ADVERTISING  - 1.3%
Monster Worldwide, Inc. (b)............     216,500     5,514,255
                                                      -----------
BANKING  - 3.6%
East West Bancorp, Inc.................     131,500     6,455,335
Southwest Bancorporation of Texas,
 Inc...................................     173,600     6,233,976
Wintrust Financial Corp................      58,800     2,548,392
                                                      -----------
                                                       15,237,703
                                                      -----------
BIOTECHNOLOGY  - 1.4%
Celgene Corp. (b)......................     148,100     6,174,289
                                                      -----------
COMPUTER SERVICES  - 1.8%
Ceridian Corp. (b).....................     372,800     7,828,800
                                                      -----------
COMPUTER SOFTWARE  - 4.3%
CheckFree Corp. (b)....................     151,100     4,159,783
SRA International, Inc. Class A (b)....     229,600    10,001,376
Transaction Systems Architects, Inc.
 Class A (b)...........................     214,400     4,288,000
                                                      -----------
                                                       18,449,159
                                                      -----------
COMPUTER STORAGE DEVICES  - 0.9%
Storage Technology Corp. (b)...........     156,500     3,771,650
                                                      -----------
CONSTRUCTION  - 0.9%
D. R. Horton, Inc......................     100,500     3,999,900
                                                      -----------
CONSUMER PRODUCTS  - 3.7%
LeapFrog Enterprises, Inc. (b).........     189,500     6,551,015
Tiffany & Co...........................     192,800     9,148,360
                                                      -----------
                                                       15,699,375
                                                      -----------
CRUISE LINES  - 1.6%
Royal Caribbean Cruises Ltd............     236,400     7,023,444
                                                      -----------
DIVERSIFIED MANUFACTURING
 OPERATIONS  - 2.0%
Actuant Corp. Class A (b)..............     189,200     6,099,808
AMETEK, Inc............................      49,000     2,305,450
                                                      -----------
                                                        8,405,258
                                                      -----------
E-MARKETING/INFORMATION  - 1.1%
DoubleClick, Inc. (b)..................     586,500     4,885,545
                                                      -----------
EDUCATIONAL SERVICES  - 4.5%
Apollo Group, Inc. (b).................     120,000     8,251,200
Career Education Corp. (b).............     204,200    10,934,910
                                                      -----------
                                                       19,186,110
                                                      -----------
ELECTRONIC COMPONENTS &
 SEMICONDUCTORS  - 8.4%
ASM International N.V. (b).............     249,100     4,361,741
Power Integrations, Inc. (b)...........     120,000     4,178,400
Semtech Corp. (b)......................     296,100     6,573,420
Thermo Electron Corp. (b)..............     358,700     7,884,226
Varian Semiconductor Equipment
 Associates, Inc. (b)..................     199,100     9,626,485
White Electronic Designs (b)...........     233,300     2,566,300
                                                      -----------
                                                       35,190,572
                                                      -----------



-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                         ----------   -----------

EMPLOYMENT AGENCIES  - 0.8%
Cross Country Healthcare, Inc. (b).....     256,500     3,562,785
                                                      -----------
ENVIRONMENTAL SERVICES  - 2.9%
Republic Services, Inc.................     318,900     7,414,425
Waste Connections, Inc. (b)............     143,000     4,959,240
                                                      -----------
                                                       12,373,665
                                                      -----------
FINANCIAL SERVICES  - 0.2%
CapitalSource, Inc. (b)................      42,400       922,200
                                                      -----------
HEALTH CARE  - 11.5%
Caremark Rx, Inc. (b)..................     336,100     8,419,305
Express Scripts, Inc. (b)..............     115,700     6,354,244
Humana, Inc. (b).......................     236,600     4,800,614
Lincare Holdings, Inc. (b).............     220,090     8,570,305
Manor Care, Inc........................     341,400    11,361,791
NDCHealth Corp.........................     339,800     8,967,322
                                                      -----------
                                                       48,473,581
                                                      -----------
HOSPITALS  - 1.9%
Community Health Systems, Inc. (b).....     334,200     8,027,484
                                                      -----------
HUMAN RESOURCES  - 0.0%
Employee Solutions, Inc. (b)...........       2,483            10
                                                      -----------
INSURANCE  - 1.8%
Philadelphia Consolidated Holding Corp.
 (b)...................................     110,500     5,210,075
RenaissanceRe Holdings Ltd.............      58,400     2,626,832
                                                      -----------
                                                        7,836,907
                                                      -----------
INTERNET RELATED  - 2.7%
Concur Technologies, Inc. (b)..........     406,000     4,656,820
RSA Security, Inc. (b).................     536,200     6,954,514
                                                      -----------
                                                       11,611,334
                                                      -----------
MEDIA  - 4.2%
Entravision Communications Corp. (b)...     288,500     2,760,945
The E.W. Scripps Co. Class A...........      65,900     6,122,769
Westwood One, Inc. (b).................     297,900     8,916,147
                                                      -----------
                                                       17,799,861
                                                      -----------
MEDICAL EQUIPMENT & SUPPLIES  - 2.2%
C.R. Bard, Inc.........................     118,800     9,509,940
                                                      -----------
OIL & GAS  - 6.2%
Chesapeake Energy Corp.................     795,300     9,487,929
Cooper Cameron Corp. (b)...............     111,100     4,757,302
Helmerich & Payne, Inc.................     222,400     5,895,824
Varco International, Inc. (b)..........     352,000     6,191,680
                                                      -----------
                                                       26,332,735
                                                      -----------
PHARMACEUTICALS  - 3.8%
Biogen, Inc. (b).......................     189,100     7,652,877
King Pharmaceuticals, Inc. (b).........     335,700     4,498,380
QLT Phototherapeutics, Inc. (b)........     266,000     4,109,700
                                                      -----------
                                                       16,260,957
                                                      -----------
RAILROAD EQUIPMENT  - 0.8%
Wabtec Corp............................     227,300     3,477,690
                                                      -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    79

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                         ----------   -----------
RETAIL  - 8.2%
99 Cents Only Stores (b)...............     125,100     3,724,227
Abercrombie & Fitch Co. (b)............     122,100     3,479,850
Cost Plus, Inc. (b)....................     187,000     8,577,690
Dollar Tree Stores, Inc. (b)...........     178,500     6,815,130
P.F. Chang's China Bistro, Inc. (b)....      86,400     4,211,136
Williams-Sonoma, Inc. (b)..............     223,900     7,910,387
                                                      -----------
                                                       34,718,420
                                                      -----------
TELECOMMUNICATIONS  - 1.6%
Advanced Fibre Communications, Inc.
 (b)...................................     279,080     6,717,456
                                                      -----------
TOTAL COMMON STOCKS....................               358,991,085
                                                      -----------



-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 4.9%
                                           SHARES      VALUE($)
                                         ----------   -----------
Dreyfus Cash Management Fund...........  18,224,010    18,224,010
Ishares Russell 2000 Growth............      50,000     2,857,500
                                                      -----------
TOTAL INVESTMENT COMPANIES.............                21,081,510
                                                      -----------
TOTAL INVESTMENTS
 (COST $308,463,378) (a)  - 89.2%......               380,072,595
                                                      -----------
                                                      -----------

---------

Percentages indicated are based on net assets of $426,181,456.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $333,082. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation..........  $74,489,340
     Unrealized depreciation..........   (3,213,205)
                                        -----------
     Net unrealized appreciation......  $71,276,135
                                        -----------
                                        -----------

(b) Represents non-income producing security.



80    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2003
.................................................................................

                                                                                           INTERNATIONAL
                                             LIMITED MATURITY        FIXED INCOME             EQUITY          SMALL CAP EQUITY
                                                 PORTFOLIO             PORTFOLIO             PORTFOLIO            PORTFOLIO
                                            ------------------    ------------------    ------------------    ----------------
ASSETS:
  Investments, at value                        $ 83,838,149          $204,195,706          $201,538,164          $380,072,595
  Cash                                                   --                    --                    --            49,474,307
  Foreign currency                                       --               328,203                11,792                    --
  Interest and dividends receivable                 686,241             2,235,588               213,783                25,309
  Receivable for investments sold                        --                    --               721,897               965,266
  Unrealized appreciation on forward
    foreign currency contracts                           --                    --               135,719                    --
  Prepaid expenses                                    1,028                 2,542                 1,315                 1,217
                                               ------------          ------------          ------------          ------------
  TOTAL ASSETS                                   84,525,418           206,762,039           202,622,670           430,538,694
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
LIABILITIES:
  Payable for investments purchased                      --             3,116,036               507,940             4,075,313
  Unrealized depreciation on forward
    foreign currency contracts                           --                    --               126,448                    --
  Accrued expenses and other liabilities:
     Investment management                           28,824                69,424               122,516               248,922
     Administration                                   3,728                 9,418                 9,304                14,870
     Other                                            4,577                16,604                51,898                18,133
                                               ------------          ------------          ------------          ------------
  TOTAL LIABILITIES                                  37,129             3,211,482               818,106             4,357,238
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
NET ASSETS:
  Applicable to investors' beneficial
    interest                                   $ 84,488,289          $203,550,557          $201,804,564          $426,181,456
                                               ------------          ------------          ------------          ------------
                                               ------------          ------------          ------------          ------------
  Investments, at cost                         $ 83,207,064          $195,671,845          $183,219,726          $308,463,378
                                               ------------          ------------          ------------          ------------
                                               ------------          ------------          ------------          ------------




See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    81

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2003
.................................................................................

                                                                                           INTERNATIONAL
                                             LIMITED MATURITY        FIXED INCOME             EQUITY          SMALL CAP EQUITY
                                                 PORTFOLIO             PORTFOLIO             PORTFOLIO            PORTFOLIO
                                            ------------------    ------------------    ------------------    ----------------
INVESTMENT INCOME:
  Interest                                     $  5,861,583          $ 17,075,483          $     72,873          $     18,005
  Dividends                                          69,577               185,868             6,167,211               837,976
  Foreign tax withholding                                --                    --            (1,026,969)                   --
                                               ------------          ------------          ------------          ------------
  TOTAL INVESTMENT INCOME                         5,931,160            17,261,351             5,213,115               855,981
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
EXPENSES:
  Investment management                             562,599             1,366,115             1,888,827             2,409,043
  Administration                                     52,631               133,294                99,942               110,550
  Accounting                                         58,561                84,229                85,232                54,933
  Custodian                                          55,372                88,062               453,509                97,508
  Trustee                                             1,124                 3,531                 1,719                 2,428
  Other                                               7,271                19,405                24,823                20,537
                                               ------------          ------------          ------------          ------------
  TOTAL EXPENSES                                    737,558             1,694,636             2,554,052             2,694,999
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
NET INVESTMENT INCOME (LOSS)                      5,193,602            15,566,715             2,659,063            (1,839,018)
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, FORWARDS AND FOREIGN
 CURRENCIES:
Net realized gains (losses) from
 investment, forward and foreign currency
 transactions                                     7,058,455            14,700,573            (3,720,334)            5,028,175
Change in unrealized
 appreciation/depreciation from
 investments, forwards and foreign
 currencies                                      (4,380,150)           (3,893,969)           61,679,947            88,818,863
                                               ------------          ------------          ------------          ------------
 ............................................................................................................................
Net realized/unrealized gains from
 investment, forward and foreign currency
 transactions                                     2,678,305            10,806,604            57,959,613            93,847,038
                                               ------------          ------------          ------------          ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                    $  7,871,907          $ 26,373,319          $ 60,618,676          $ 92,008,020
                                               ------------          ------------          ------------          ------------
                                               ------------          ------------          ------------          ------------


82    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                      LIMITED MATURITY
                                                          PORTFOLIO                                FIXED INCOME PORTFOLIO
                                            -------------------------------------       -------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  5,193,602         $  6,131,946           $ 15,566,715         $ 17,602,568
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                   7,058,455             (787,558)            14,700,573            1,531,345
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies            (4,380,150)             429,535             (3,893,969)             215,590
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        7,871,907            5,773,923             26,373,319           19,349,503
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
Proceeds from contributions                       76,560,059           53,476,926            210,631,816          353,082,260
Fair value of withdrawals                       (149,758,568)         (24,615,925)          (419,256,855)        (229,543,187)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (73,198,509)          28,861,001           (208,625,039)         123,539,073
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                             (65,326,602)          34,634,924           (182,251,720)         142,888,576
 ............................................................................................................................
NET ASSETS:
  Beginning of year                              149,814,891          115,179,967            385,802,277          242,913,701
                                                ------------         ------------           ------------         ------------
  End of year                                   $ 84,488,289         $149,814,891           $203,550,557         $385,802,277
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------


See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    83

HSBC INVESTOR PORTFOLIOS

.................................................................................

                                                    INTERNATIONAL EQUITY                          SMALL CAP EQUITY
                                                          PORTFOLIO                                   PORTFOLIO
                                            -------------------------------------       -------------------------------------
                                                 FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2003     OCTOBER 31, 2002       OCTOBER 31, 2003     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                $     2,659,063       $   1,884,444          $  (1,839,018)       $  (2,357,766)
  Net realized gains (losses) from
    investment, forward and foreign
    currency transactions                          (3,720,334)        (20,223,366)             5,028,175          (68,582,200)
  Change in unrealized
    appreciation/depreciation from
    investments, forwards and foreign
    currencies                                     61,679,947         (17,088,070)            88,818,863            4,212,403
                                              ---------------       -------------          -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        60,618,676         (35,426,992)            92,008,020          (66,727,563)
                                              ---------------       -------------          -------------        -------------
 ............................................................................................................................
Proceeds from contributions                     1,115,446,503         651,096,825            219,219,044          187,109,547
Fair value of withdrawals                      (1,230,876,337)       (634,901,691)          (151,262,999)        (119,737,618)
                                              ---------------       -------------          -------------        -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (115,429,834)         16,195,134             67,956,045           67,371,929
                                              ---------------       -------------          -------------        -------------
CHANGE IN NET ASSETS                              (54,811,158)        (19,231,858)           159,964,065              644,366
 ............................................................................................................................
NET ASSETS:
  Beginning of year                               256,615,722         275,847,580            266,217,391          265,573,025
                                              ---------------       -------------          -------------        -------------
  End of year                                 $   201,804,564       $ 256,615,722          $ 426,181,456        $ 266,217,391
                                              ---------------       -------------          -------------        -------------
                                              ---------------       -------------          -------------        -------------


84    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................


                                                                            RATIOS/SUPPLEMENTARY DATA
                                                              ------------------------------------------------------
                                                                                           RATIO OF NET
                                                              NET ASSETS AT    RATIO OF     INVESTMENT
                                                                 END OF        EXPENSES    INCOME (LOSS)
                                                                 PERIOD       TO AVERAGE    TO AVERAGE     PORTFOLIO
                                                                 (000'S)      NET ASSETS    NET ASSETS     TURNOVER

--------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (a)                               $115,180        0.55%(b)        4.97%(b)    102.01%
Year ended October 31, 2002                                      149,815        0.51%           4.60%        44.04%
Year ended October 31, 2003                                       84,488        0.53%           3.70%        98.42%
--------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 1999                                     $196,871        0.56%           6.43%       433.26%
Year ended October 31, 2000                                      226,366        0.51%           6.74%       440.49%
Year ended October 31, 2001                                      242,914        0.53%           6.53%       341.26%
Year ended October 31, 2002                                      385,802        0.48%           5.14%        77.82%
Year ended October 31, 2003                                      203,551        0.48%           4.38%        70.91%
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 1999                                     $288,830        0.91%           0.61%        34.26%
Year ended October 31, 2000                                      332,325        0.84%           0.53%        27.81%
Year ended October 31, 2001                                      275,848        0.90%           0.54%        26.90%
Year ended October 31, 2002                                      256,616        0.91%           0.63%        31.63%
Year ended October 31, 2003                                      201,805        0.96%           1.00%        68.51%
--------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 1999                                     $237,305        1.04%         (0.68)%        77.74%
Year ended October 31, 2000                                      369,166        0.97%         (0.60)%        79.51%
Year ended October 31, 2001                                      265,573        0.98%         (0.65)%        52.47%
Year ended October 31, 2002                                      266,217        0.99%         (0.78)%       103.90%
Year ended October 31, 2003                                      426,181        0.91%         (0.62)%       152.05%
--------------------------------------------------------------------------------------------------------------------

(a) Limited Maturity Portfolio commenced operations on January 24, 2001.
(b) Annualized.
For the year ended October 31, 2003, the Limited Maturity Portfolio, Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio returned 4.42%, 5.80%, 23.70% and 33.30%, respectively.

See notes to financial statements.

                                                  HSBC INVESTOR PORTFOLIOS    85

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003
.................................................................................

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):


PORTFOLIO                                          SHORT NAME
---------                                          ----------
HSBC Investor Limited Maturity Portfolio           Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio               Fixed Income Portfolio
HSBC Investor International Equity Portfolio       International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio           Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('U.S.'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes

86    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    EXPENSE ALLOCATION:

        Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

                                                  HSBC INVESTOR PORTFOLIOS    87

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Capital Guardian Trust Company and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC. On January 20, 2003, Westfield Capital Management replaced MFS Institutional Advisors, Inc. as Sub-Investment Adviser for the Small Cap Equity Portfolio.

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:


BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.575%
In excess of $50 million but not exceeding $95 million......   0.450%
In excess of $95 million but not exceeding $150 million.....   0.200%
In excess of $150 million but not exceeding $250 million....   0.400%
In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Capital Guardian Trust Company receive in aggregate, from the International Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:


BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $25 million...........................................   0.950%
In excess of $25 million but not exceeding $50 million......   0.800%
In excess of $50 million but not exceeding $250 million.....   0.675%
In excess of $250 million...................................   0.625%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management LLC receive in aggregate, a fee accrued daily and paid monthly at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives, from the Portfolios, a fee accrued daily and paid monthly at an annual rate of:


BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $8 billion............................................   0.0375%
In excess of $8 billion but not exceeding $9.25 billion.....   0.0350%
In excess of $9.25 billion but not exceeding $12 billion....   0.0250%
In excess of $12 billion....................................   0.0150%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets. BISYS Ohio may use its fees to pay advertising and marketing expenses for the benefit of the Funds.

88    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2003 (CONTINUED)
.................................................................................

    FUND ACCOUNTING AND CUSTODIAN:

        BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual fee from each Portfolio accrued daily and paid monthly. HSBC serves as custodian to the Fixed Income Portfolio, Small Cap Equity Portfolio and Limited Maturity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio.

4.  INVESTMENT TRANSACTIONS:

        For the year ended October 31, 2003, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                             PURCHASES        SALES
                                                             ---------        -----
Limited Maturity Portfolio................................  $141,467,348   $204,670,067
Fixed Income Portfolio....................................   241,405,012    410,173,946
International Equity Portfolio............................   243,679,459    374,000,754
Small Cap Equity Portfolio................................   465,087,083    435,413,020

                                                  HSBC INVESTOR PORTFOLIOS    89

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Trustees of
HSBC Investor Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio and HSBC Investor Small Cap Equity Portfolio (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 2003, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
December 15, 2003



90    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

          BOARD OF TRUSTEES (UNAUDITED)
.................................................................................

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees. Asterisks indicate those Trustees who are 'interested persons,' as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                                                                                                         NUMBER OF PORTFOLIOS
                                              TERM OF OFFICE AND                                             IN THE FUND
    NAME, ADDRESS       POSITION HELD WITH      LENGTH OF TIME           PRINCIPAL OCCUPATIONS(S)          COMPLEX OVERSEEN
       AND AGE               THE FUNDS       SERVED WITH THE FUNDS          DURING PAST 5 YEARS               BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Frederick C. Chen             Trustee        Indefinite; 13 years   Management Consultant, since 1988             28
P.O. Box 182845
Columbus, Ohio 43218
Age: 76
-----------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins              Trustee        Indefinite; 16 years   Director for the Center of Teaching           28
P.O. Box 182845                                                     and Learning, University of
Columbus, Ohio 43218                                                Pennsylvania
Age: 64
-----------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow                Trustee        Indefinite; 16 years   General Partner of Parsow                     28
P.O. Box 818                                                        Partnership, Ltd., since 1989
Elkhorn, NE 68022
Age: 53
-----------------------------------------------------------------------------------------------------------------------------
Michael Seely                 Trustee        Indefinite; 16 years   President of Investor Access                  28
475 Lexington Avenue                                                Corporation, 1978-present
New York, NY 10017
Age: 58
-----------------------------------------------------------------------------------------------------------------------------
Leslie E. Bains*              Trustee         Indefinite; 3 years   Executive Vice President, Republic            28
452 Fifth Avenue                                                    National Bank, 1993-1999; Senior
New York, NY 10018                                                  Executive Vice President, HSBC Bank
Age: 60                                                             USA, since 2000
-----------------------------------------------------------------------------------------------------------------------------


    NAME, ADDRESS       OTHER DIRECTORSHIPS
       AND AGE            HELD BY TRUSTEE
--------------------------------------------------
Frederick C. Chen              None
P.O. Box 182845
Columbus, Ohio 43218
Age: 76
--------------------------------------------------
Larry M. Robbins               None
P.O. Box 182845
Columbus, Ohio 43218
Age: 64
--------------------------------------------------
Alan S. Parsow                 None
P.O. Box 818
Elkhorn, NE 68022
Age: 53
--------------------------------------------------
Michael Seely                  None
475 Lexington Avenue
New York, NY 10017
Age: 58
--------------------------------------------------
Leslie E. Bains*               None
452 Fifth Avenue
New York, NY 10018
Age: 60
--------------------------------------------------

                                             HSBC INVESTOR FAMILY OF FUNDS    91

                               PRIVACY POLICY FOR
                              HSBC INVESTOR FUNDS
                                      AND
                            HSBC ADVISOR FUNDS TRUST

    THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ('INFORMATION') OF CUSTOMERS ('YOU') OF THE HSBC INVESTOR FAMILY OF FUNDS ('WE' OR 'US'). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

    WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

    We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

    WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU

    We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

    WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES

    We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, HSBC Asset Management (Americas) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

    We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

    PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION

    We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

92    HSBC INVESTOR FAMILY OF FUNDS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

HSBC Investor Family of funds:

Investment ADVISER
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
  HSBC Investor Equity Fund
  Alliance Capital Management, L.P.
  1345 Avenue of the Americas
  New York, NY 10105

  Institutional Capital Corporation
  225 West Wacker Drive
  Chicago, IL 60606

  HSBC Investor International Equity Portfolio
  Capital Guardian Trust Company
  11100 Santa Monica Boulevard
  Los Angeles, CA 90025

  HSBC Investor Small Cap Equity Portfolio
  Westfield Capital Management
  One Financial Center
  Boston, MA 02111

Shareholder Servicing Agents
  For HSBC Bank USA and
  HSBC Brokerage (USA) Inc. Clients
  HSBC Bank USA
  452 Fifth Avenue
  New York, NY 10018
  1-888-525-5757

  For All Other Shareholders
  HSBC Investor Funds
  P.O. Box 182845
  Columbus, OH 43218-2845
  1-800-782-8183

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

Custodians
  HSBC Investor Limited Maturity Portfolio
  HSBC Investor Fixed Income Portfolio
  HSBC Investor New York Tax-Free Bond Fund
  HSBC Investor Balanced Fund
  HSBC Investor Equity Fund
  HSBC Investor Growth and Income Fund
  HSBC Investor Mid-Cap Fund
  HSBC Investor Small Cap Equity Portfolio
  HSBC Bank USA
  452 Fifth Avenue
  New York, NY 10018

  HSBC Investor International Equity Portfolio
  Investors Bank & Trust Company
  200 Clarendon Street - 16th Floor
  Boston, MA 02116

Independent Auditors
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

Legal Counsel
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by BISYS Fund
Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 10 (a)(1).

Item 3. Audit Committee Financial Expert.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

          (2) If the registrant provides the disclosure required by paragraph
     (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

          (3) If the registrant provides the disclosure required by paragraph
     (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Frederick C. Chen. He is an independent trustee.


Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Only effective for annual reports with periods ending on or after December 15, 2003.

Item 5.   Audit Committee of Listed Registrants.
     (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
     (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.   [Reserved]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HSBC Advisor Funds Trust

By:      /s/ Walter B. Grimm
         -----------------------------------------------------------------------
         Walter B. Grimm
         President

Date:    January 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Nadeem Yousaf
         -----------------------------------------------------------------------
         Nadeem Yousaf
         Treasurer

Date:    January 2, 2004

By:      /s/ Walter B. Grimm
         -----------------------------------------------------------------------
         Walter B. Grimm
         President

Date:    January 2, 2004



                             STATEMENT OF DIFFERENCES

The section symbol shall be expressed as..................................'SS'
The dagger symbol shall be expressed as...................................'D'